UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3329

Variable Insurance Products Fund
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:
Value Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Value Portfolio - Initial Class	32.46%	21.28%	6.85%
VIP Value Portfolio - Service Class	32.29%	21.15%	6.75%
VIP Value Portfolio - Service Class 2	32.18%	21.00%	6.58%
VIP Value Portfolio - Investor Class A	32.42%	21.18%	6.77%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Matthew Friedman, Portfolio Manager of VIP Value Portfolio: For the year, the fund's share classes performed roughly in line with the 32.69% gain of the Russell 3000® Value Index (For specific portfolio results, please refer to the performance section of this report). Although overall security selection was a modest negative this period, no one stock alone did major damage. Instead, a group of modest detractors - mainly in the software & services and food, beverage & tobacco industries - collectively weighed down performance. However, fortunate market positioning helped the fund relative to its benchmark. Shares of France-based pharmaceuticals firm Sanofi hit some bumps during the second half of the period, as the company reported consecutive quarters of weaker-than-expected financial results, including declines in sales caused by generic competition to its biggest medicines, such as its PLAVIX® blood thinner. While security selection in energy was positive overall, my investment in integrated oil and natural gas giant Royal Dutch Shell was detrimental to performance. The fund only owned the stock for the first two months of the period, when the stock suffered after a lower-than-anticipated dividend increase fueled investors' concern about the company's capital allocation policy. On the flip side, a few great decisions in telecommunication services, along with an overall underweighting in this lagging sector, boosted the fund's relative result. Avoiding integrated telecom stalwart and benchmark component AT&T was the biggest individual contributor. The stock had a volatile run and lagged the index for the full period, as investors became increasingly concerned about mounting competition from other major wireless providers, especially T-Mobile. Elsewhere, I found the valuation of British multinational telecom giant Vodafone Group attractive, so I held a stake here, which was another plus. Vodafone owned a large position in telecom giant Verizon Wireless, and reports of Verizon Communications' potential buyout of Vodafone's interest boosted Vodafone's share price during the period, as did the early-September announcement of the agreement.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.70%
Actual		$ 1,000.00	$ 1,152.60	$ 3.80
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57
Service Class	.79%
Actual		$ 1,000.00	$ 1,152.00	$ 4.29
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2.96%
Actual		$ 1,000.00	$ 1,151.40	$ 5.21
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Investor Class	.78%
Actual		$ 1,000.00	$ 1,152.10	$ 4.23
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	3.7	2.5
Chevron Corp.	3.2	3.4
Bank of America Corp.	2.8	0.9
Citigroup, Inc.	2.7	2.8
General Electric Co.	2.5	2.8
U.S. Bancorp	2.2	1.4
Occidental Petroleum Corp.	1.7	2.0
Cisco Systems, Inc.	1.7	1.9
National Oilwell Varco, Inc.	1.6	1.8
The Travelers Companies, Inc.	1.5	1.1
	23.6
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.6	28.0
Energy	14.2	14.2
Health Care	12.0	11.3
Information Technology	11.8	10.1
Industrials	9.6	10.8
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks 97.9%		Stocks 98.6%
	Short-Term Investments and Net Other Assets (Liabilities) 2.1%		Short-Term Investments and Net Other Assets (Liabilities) 1.4%
* Foreign investments	16.9%	** Foreign investments	15.6%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.1%
Auto Components - 1.6%
Delphi Automotive PLC	19,300	$ 1,160,509
Tenneco, Inc. (a)	15,500	876,835
Visteon Corp. (a)	21,300	1,744,257
		3,781,601
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	23,800	1,102,892
Media - 3.0%
CBS Corp. Class B	35,900	2,288,266
Comcast Corp. Class A (special) (non-vtg.)	40,400	2,015,152
Twenty-First Century Fox, Inc. Class A	71,200	2,504,816
		6,808,234
Multiline Retail - 1.5%
Dillard's, Inc. Class A	12,300	1,195,683
Target Corp.	35,200	2,227,104
		3,422,787
Specialty Retail - 2.5%
Ascena Retail Group, Inc. (a)	99,600	2,107,536
AutoZone, Inc. (a)	3,300	1,577,202
Bed Bath & Beyond, Inc. (a)	13,400	1,076,020
Office Depot, Inc. (a)	206,400	1,091,856
		5,852,614
TOTAL CONSUMER DISCRETIONARY		20,968,128
CONSUMER STAPLES - 5.4%
Food & Staples Retailing - 1.1%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	16,700	1,255,821
Walgreen Co.	21,300	1,223,472
		2,479,293
Food Products - 1.6%
Ingredion, Inc.	20,400	1,396,584
Mondelez International, Inc.	67,300	2,375,690
		3,772,274
Household Products - 1.7%
Procter & Gamble Co.	33,400	2,719,094
Svenska Cellulosa AB (SCA) (B Shares)	38,100	1,172,882
		3,891,976
Personal Products - 0.5%
Coty, Inc. Class A	70,600	1,076,650
Tobacco - 0.5%
British American Tobacco PLC sponsored ADR	11,000	1,181,620
TOTAL CONSUMER STAPLES		12,401,813

	Shares	Value
ENERGY - 14.2%
Energy Equipment & Services - 2.9%
Cameron International Corp. (a)	31,600	$ 1,881,148
National Oilwell Varco, Inc.	48,400	3,849,252
Rowan Companies PLC (a)	32,400	1,145,664
		6,876,064
Oil, Gas & Consumable Fuels - 11.3%
Anadarko Petroleum Corp.	26,500	2,101,980
Apache Corp.	12,300	1,057,062
Canadian Natural Resources Ltd.	81,500	2,757,458
Chevron Corp.	58,800	7,344,708
Energen Corp.	36,200	2,561,150
Marathon Petroleum Corp.	31,700	2,907,841
Occidental Petroleum Corp.	41,498	3,946,460
Suncor Energy, Inc.	63,500	2,226,161
Whiting Petroleum Corp. (a)	19,900	1,231,213
		26,134,033
TOTAL ENERGY		33,010,097
FINANCIALS - 27.6%
Capital Markets - 3.2%
Ameriprise Financial, Inc.	21,800	2,508,090
KKR & Co. LP	95,600	2,326,904
UBS AG	134,045	2,566,607
		7,401,601
Commercial Banks - 2.8%
Barclays PLC sponsored ADR	80,800	1,464,904
U.S. Bancorp	125,834	5,083,694
		6,548,598
Consumer Finance - 1.2%
Capital One Financial Corp.	35,400	2,711,994
Diversified Financial Services - 10.7%
Bank of America Corp.	411,800	6,411,726
Berkshire Hathaway, Inc. Class B (a)	29,900	3,544,944
Citigroup, Inc.	121,047	6,307,759
JPMorgan Chase & Co.	146,519	8,568,432
		24,832,861
Insurance - 6.1%
Allied World Assurance Co. Holdings Ltd.	14,900	1,680,869
Primerica, Inc.	37,600	1,613,416
Prudential PLC	83,843	1,873,389
Reinsurance Group of America, Inc.	24,800	1,919,768
StanCorp Financial Group, Inc.	19,000	1,258,750
The Chubb Corp.	24,100	2,328,783
The Travelers Companies, Inc.	39,500	3,576,330
		14,251,305
Real Estate Investment Trusts - 3.0%
Alexandria Real Estate Equities, Inc.	27,600	1,755,912
American Tower Corp.	28,000	2,234,960
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Equity Lifestyle Properties, Inc.	30,800	$ 1,115,884
Prologis, Inc.	28,287	1,045,205
SL Green Realty Corp.	8,700	803,706
		6,955,667
Real Estate Management & Development - 0.6%
Forest City Enterprises, Inc. Class A (a)	73,500	1,403,850
TOTAL FINANCIALS		64,105,876
HEALTH CARE - 12.0%
Biotechnology - 0.9%
Amgen, Inc.	19,000	2,169,040
Health Care Equipment & Supplies - 0.9%
Boston Scientific Corp. (a)	162,200	1,949,644
Health Care Providers & Services - 3.4%
Cigna Corp.	38,100	3,332,988
Express Scripts Holding Co. (a)	24,100	1,692,784
McKesson Corp.	18,039	2,911,495
		7,937,267
Pharmaceuticals - 6.8%
Actavis PLC (a)	12,600	2,116,800
Bayer AG	23,800	3,338,012
GlaxoSmithKline PLC sponsored ADR	31,500	1,681,785
Novartis AG sponsored ADR	36,400	2,925,832
Pfizer, Inc.	81,600	2,499,408
Sanofi SA sponsored ADR	59,400	3,185,622
		15,747,459
TOTAL HEALTH CARE		27,803,410
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.8%
Meggitt PLC	168,800	1,474,491
United Technologies Corp.	23,968	2,727,558
		4,202,049
Air Freight & Logistics - 0.6%
FedEx Corp.	9,700	1,394,569
Commercial Services & Supplies - 0.7%
Iron Mountain, Inc.	50,300	1,526,605
Construction & Engineering - 1.1%
URS Corp.	50,500	2,675,995
Electrical Equipment - 0.5%
Babcock & Wilcox Co.	34,600	1,182,974
Industrial Conglomerates - 3.6%
3M Co.	18,500	2,594,625
General Electric Co.	207,748	5,823,176
		8,417,801

	Shares	Value
Machinery - 1.3%
Cummins, Inc.	10,800	$ 1,522,476
Stanley Black & Decker, Inc.	17,700	1,428,213
		2,950,689
TOTAL INDUSTRIALS		22,350,682
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 2.4%
Cisco Systems, Inc.	174,400	3,915,280
QUALCOMM, Inc.	21,400	1,588,950
		5,504,230
Computers & Peripherals - 1.1%
Apple, Inc.	4,600	2,581,106
Electronic Equipment & Components - 0.6%
TE Connectivity Ltd.	26,200	1,443,882
IT Services - 3.1%
Amdocs Ltd.	29,200	1,204,208
Fidelity National Information Services, Inc.	43,700	2,345,816
Global Payments, Inc.	28,400	1,845,716
Total System Services, Inc.	53,200	1,770,496
		7,166,236
Semiconductors & Semiconductor Equipment - 0.7%
Maxim Integrated Products, Inc.	55,200	1,540,632
Software - 3.9%
Activision Blizzard, Inc.	79,300	1,413,919
Electronic Arts, Inc. (a)	53,100	1,218,114
Intuit, Inc.	15,400	1,175,328
Microsoft Corp.	30,600	1,145,358
Oracle Corp.	73,600	2,815,936
Synopsys, Inc. (a)	32,300	1,310,411
		9,079,066
TOTAL INFORMATION TECHNOLOGY		27,315,152
MATERIALS - 2.6%
Chemicals - 2.0%
Eastman Chemical Co.	24,400	1,969,080
LyondellBasell Industries NV Class A	19,600	1,573,488
Methanex Corp.	18,700	1,105,892
		4,648,460
Metals & Mining - 0.6%
Freeport-McMoRan Copper & Gold, Inc.	34,800	1,313,352
TOTAL MATERIALS		5,961,812
TELECOMMUNICATION SERVICES - 0.8%
Wireless Telecommunication Services - 0.8%
Vodafone Group PLC sponsored ADR	48,900	1,922,259
Common Stocks - continued
	Shares	Value
UTILITIES - 4.8%
Electric Utilities - 2.1%
Edison International	42,907	$ 1,986,594
ITC Holdings Corp.	29,400	2,817,108
		4,803,702
Multi-Utilities - 2.7%
CMS Energy Corp.	69,000	1,847,130
NiSource, Inc.	66,300	2,179,944
Sempra Energy	25,500	2,288,880
		6,315,954
TOTAL UTILITIES		11,119,656
TOTAL COMMON STOCKS (Cost $187,542,579)		226,958,885
Money Market Funds - 1.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b) (Cost $4,505,644)	4,505,644	$ 4,505,644
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $192,048,223)	231,464,529
NET OTHER ASSETS (LIABILITIES) - 0.2%	495,690
NET ASSETS - 100%	$ 231,960,219
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 5,283
Fidelity Securities Lending Cash Central Fund	12,940
Total	$ 18,223
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 20,968,128	$ 20,968,128	$ -	$ -
Consumer Staples	12,401,813	12,401,813	-	-
Energy	33,010,097	33,010,097	-	-
Financials	64,105,876	59,665,880	4,439,996	-
Health Care	27,803,410	27,803,410	-	-
Industrials	22,350,682	22,350,682	-	-
Information Technology	27,315,152	27,315,152	-	-
Materials	5,961,812	5,961,812	-	-
Telecommunication Services	1,922,259	1,922,259	-	-
Utilities	11,119,656	11,119,656	-	-
Money Market Funds	4,505,644	4,505,644	-	-
Total Investments in Securities:	$ 231,464,529	$ 227,024,533	$ 4,439,996	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	83.1%
United Kingdom	4.5%
Switzerland	3.7%
Canada	3.3%
Germany	1.4%
France	1.4%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $187,542,579)	$ 226,958,885
Fidelity Central Funds (cost $4,505,644)	4,505,644
Total Investments (cost $192,048,223)		$ 231,464,529
Foreign currency held at value (cost $76)		77
Receivable for fund shares sold		437,016
Dividends receivable		319,776
Distributions receivable from Fidelity Central Funds		1,468
Prepaid expenses		538
Other receivables		1,918
Total assets		232,225,322

Liabilities
Payable for fund shares redeemed	$ 92,463
Accrued management fee	102,868
Transfer agent fee payable	19,883
Distribution and service plan fees payable	1,176
Other affiliated payables	7,258
Audit fees payable	32,765
Other payables and accrued expenses	8,690
Total liabilities		265,103

Net Assets		$ 231,960,219
Net Assets consist of:
Paid in capital		$ 190,086,990
Undistributed net investment income		19,805
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,437,142
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		39,416,282
Net Assets		$ 231,960,219

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($115,004,259 ÷ 7,574,557 shares)	$ 15.18

Service Class: Net Asset Value, offering price and redemption price per share ($213,997 ÷ 14,094 shares)	$ 15.18

Service Class 2: Net Asset Value, offering price and redemption price per share ($5,831,085 ÷ 387,493 shares)	$ 15.05

Investor Class: Net Asset Value, offering price and redemption price per share ($110,910,878 ÷ 7,312,007 shares)	$ 15.17

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 3,729,754
Income from Fidelity Central Funds		18,223
Total income		3,747,977

Expenses
Management fee	$ 1,051,181
Transfer agent fees	212,513
Distribution and service plan fees	12,580
Accounting and security lending fees	74,174
Custodian fees and expenses	16,564
Independent trustees' compensation	961
Audit	55,185
Legal	1,049
Miscellaneous	1,483
Total expenses before reductions	1,425,690
Expense reductions	(14,002)	1,411,688
Net investment income (loss)		2,336,289
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,882,131
Foreign currency transactions	8,735
Total net realized gain (loss)		23,890,866
Change in net unrealized appreciation (depreciation) on: Investment securities	26,021,961
Assets and liabilities in foreign currencies	7
Total change in net unrealized appreciation (depreciation)		26,021,968
Net gain (loss)		49,912,834
Net increase (decrease) in net assets resulting from operations		$ 52,249,123

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,336,289	$ 2,451,042
Net realized gain (loss)	23,890,866	19,300,533
Change in net unrealized appreciation (depreciation)	26,021,968	5,851,497
Net increase (decrease) in net assets resulting from operations	52,249,123	27,603,072
Distributions to shareholders from net investment income	(2,294,348)	(2,418,565)
Distributions to shareholders from net realized gain	(17,534,055)	-
Total distributions	(19,828,403)	(2,418,565)
Share transactions - net increase (decrease)	51,029,038	(21,074,853)
Total increase (decrease) in net assets	83,449,758	4,109,654

Net Assets
Beginning of period	148,510,461	144,400,807
End of period (including undistributed net investment income of $19,805 and distributions in excess of net investment income of $196, respectively)	$ 231,960,219	$ 148,510,461

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.60	$ 10.60	$ 11.00	$ 9.47	$ 6.69
Income from Investment Operations
Net investment income (loss) C	.19	.20	.12	.13 F	.07
Net realized and unrealized gain (loss)	3.84	2.01	(.40)	1.56	2.78
Total from investment operations	4.03	2.21	(.28)	1.69	2.85
Distributions from net investment income	(.17)	(.21)	(.12)	(.15)	(.07)
Distributions from net realized gain	(1.27)	-	-	(.01)	-
Total distributions	(1.45) H	(.21)	(.12)	(.16)	(.07)
Net asset value, end of period	$ 15.18	$ 12.60	$ 10.60	$ 11.00	$ 9.47
Total Return A, B	32.46%	20.91%	(2.51)%	17.82%	42.66%
Ratios to Average Net Assets D, G
Expenses before reductions	.71%	.72%	.73%	.76%	.80%
Expenses net of fee waivers, if any	.70%	.72%	.72%	.75%	.80%
Expenses net of all reductions	.70%	.71%	.72%	.74%	.80%
Net investment income (loss)	1.27%	1.70%	1.14%	1.33% F	.95%
Supplemental Data
Net assets, end of period (000 omitted)	$ 115,004	$ 82,711	$ 82,980	$ 78,133	$ 64,198
Portfolio turnover rate E	96%	106%	79%	160%	73%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .69%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.45 per share is comprised of distributions from net investment income of $.172 and distributions from net realized gain of $1.274 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.60	$ 10.60	$ 10.99	$ 9.46	$ 6.69
Income from Investment Operations
Net investment income (loss) C	.17	.19	.12	.12 F	.06
Net realized and unrealized gain (loss)	3.84	2.01	(.40)	1.56	2.77
Total from investment operations	4.01	2.20	(.28)	1.68	2.83
Distributions from net investment income	(.15)	(.20)	(.11)	(.14)	(.06)
Distributions from net realized gain	(1.27)	-	-	(.01)	-
Total distributions	(1.43) H	(.20)	(.11)	(.15)	(.06)
Net asset value, end of period	$ 15.18	$ 12.60	$ 10.60	$ 10.99	$ 9.46
Total Return A, B	32.29%	20.80%	(2.55)%	17.73%	42.35%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.81%	.81%	.84%	.91%
Expenses net of fee waivers, if any	.80%	.81%	.81%	.83%	.91%
Expenses net of all reductions	.79%	.80%	.81%	.83%	.90%
Net investment income (loss)	1.18%	1.61%	1.05%	1.24% F	.84%
Supplemental Data
Net assets, end of period (000 omitted)	$ 214	$ 211	$ 194	$ 258	$ 251
Portfolio turnover rate E	96%	106%	79%	160%	73%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.43 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $1.274 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.50	$ 10.52	$ 10.90	$ 9.38	$ 6.63
Income from Investment Operations
Net investment income (loss) C	.15	.17	.10	.11 F	.05
Net realized and unrealized gain (loss)	3.81	1.99	(.39)	1.53	2.75
Total from investment operations	3.96	2.16	(.29)	1.64	2.80
Distributions from net investment income	(.14)	(.18)	(.09)	(.11)	(.05)
Distributions from net realized gain	(1.27)	-	-	(.01)	-
Total distributions	(1.41)	(.18)	(.09)	(.12)	(.05)
Net asset value, end of period	$ 15.05	$ 12.50	$ 10.52	$ 10.90	$ 9.38
Total Return A, B	32.18%	20.55%	(2.68)%	17.52%	42.32%
Ratios to Average Net Assets D, G
Expenses before reductions	.96%	.98%	.98%	1.00%	1.05%
Expenses net of fee waivers, if any	.96%	.98%	.97%	1.00%	1.05%
Expenses net of all reductions	.95%	.97%	.97%	.99%	1.05%
Net investment income (loss)	1.01%	1.45%	.89%	1.08% F	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,831	$ 3,736	$ 3,202	$ 8,652	$ 8,277
Portfolio turnover rate E	96%	106%	79%	160%	73%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .45%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.59	$ 10.59	$ 10.99	$ 9.46	$ 6.69
Income from Investment Operations
Net investment income (loss) C	.18	.19	.12	.12 F	.07
Net realized and unrealized gain (loss)	3.84	2.01	(.41)	1.56	2.77
Total from investment operations	4.02	2.20	(.29)	1.68	2.84
Distributions from net investment income	(.16)	(.20)	(.11)	(.14)	(.07)
Distributions from net realized gain	(1.27)	-	-	(.01)	-
Total distributions	(1.44) H	(.20)	(.11)	(.15)	(.07)
Net asset value, end of period	$ 15.17	$ 12.59	$ 10.59	$ 10.99	$ 9.46
Total Return A, B	32.42%	20.83%	(2.59)%	17.74%	42.41%
Ratios to Average Net Assets D, G
Expenses before reductions	.78%	.80%	.80%	.83%	.89%
Expenses net of fee waivers, if any	.78%	.80%	.80%	.83%	.89%
Expenses net of all reductions	.78%	.79%	.80%	.82%	.88%
Net investment income (loss)	1.19%	1.62%	1.06%	1.25% F	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 110,911	$ 61,852	$ 58,025	$ 64,242	$ 56,380
Portfolio turnover rate E	96%	106%	79%	160%	73%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Total distributions of $1.44 per share is comprised of distributions from net investment income of $.163 and distributions from net realized gain of $1.274 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Value Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 39,561,512
Gross unrealized depreciation	(491,559)
Net unrealized appreciation (depreciation) on securities and other investments	$ 39,069,953

Tax Cost	$ 192,394,576

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,675,330
Undistributed long-term capital gain	$ 1,127,970
Net unrealized appreciation (depreciation)	$ 39,069,929

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 7,235,263	$ 2,418,565
Long-term Capital Gains	12,593,140	-
Total	$ 19,828,403	$ 2,418,565

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $208,436,436 and $177,305,261, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 240
Service Class 2	12,340
$ 12,580

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 74,513
Service Class	166
Service Class 2	4,030
Investor Class	133,804
$ 212,513

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $6,997 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $367 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $12,940. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 3,809
Service Class	9
Service Class 2	192
Investor Class	3,373
$ 7,383

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,619 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 1,155,945	$ 1,379,268
Service Class	1,953	3,393
Service Class 2	47,170	53,882
Investor Class	1,089,280	982,022
Total	$ 2,294,348	$ 2,418,565

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders - continued

Years ended December 31,	2013	2012
From net realized gain
Initial Class	$ 8,562,059	$ -
Service Class	16,366	-
Service Class 2	441,871	-
Investor Class	8,513,759	-
Total	$ 17,534,055	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,950,146	1,352,046	$ 28,708,696	$ 15,992,881
Reinvestment of distributions	668,363	110,518	9,718,004	1,379,268
Shares redeemed	(1,608,838)	(2,727,326)	(23,715,531)	(31,911,868)
Net increase (decrease)	1,009,671	(1,264,762)	$ 14,711,169	$ (14,539,719)
Service Class
Shares sold	845	451	$ 12,321	$ 5,296
Reinvestment of distributions	1,260	272	18,319	3,393
Shares redeemed	(4,799)	(2,236)	(75,686)	(26,470)
Net increase (decrease)	(2,694)	(1,513)	$ (45,046)	$ (17,781)
Service Class 2
Shares sold	196,960	141,782	$ 2,818,674	$ 1,633,565
Reinvestment of distributions	33,938	4,352	489,041	53,882
Shares redeemed	(142,285)	(151,734)	(2,062,350)	(1,773,957)
Net increase (decrease)	88,613	(5,600)	$ 1,245,365	$ (86,510)
Investor Class
Shares sold	2,819,642	959,913	$ 41,243,193	$ 11,352,729
Reinvestment of distributions	661,366	78,751	9,603,039	982,022
Shares redeemed	(1,081,471)	(1,604,791)	(15,728,682)	(18,765,594)
Net increase (decrease)	2,399,537	(566,127)	$ 35,117,550	$ (6,430,843)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the VIP Freedom 2020 Portfolio was the owner of record of approximately 19% of the total outstanding shares of the Fund. The VIP Freedom Funds were the owners of record, in the aggregate, of approximately 56% of the total outstanding shares of the Fund. In addition, the investment adviser or its affiliates were the owners of record of 40% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and Shareholders of VIP Value Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Value Portfolio (the Fund), a fund of Variable Insurance Products Fund, including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Value Portfolio as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 11, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for the Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustee) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Value Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/07/2014	02/07/2014	$0.000	$0.183
Service Class	02/07/2014	02/07/2014	$0.000	$0.183
Service Class 2	02/07/2014	02/07/2014	$0.000	$0.183
Investor Class	02/07/2014	02/07/2014	$0.000	$0.183

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013, $13,721,110, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 37%; Service Class designates 38%; Service Class 2 designates 40%; and Investor Class designates 38% of the dividends distributed, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Value Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in July 2010 and January 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

VIP Value Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Value Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2012 and the total expense ratio of Service Class 2 ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPVAL-ANN-0214
1.768949.112

Fidelity® Variable Insurance Products:
Growth Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Initial Class	36.34%	20.07%	6.94%
VIP Growth Portfolio - Service Class	36.20%	19.96%	6.83%
VIP Growth Portfolio - Service Class 2	36.00%	19.78%	6.67%
VIP Growth Portfolio - Investor Class A	36.22%	19.97%	6.85%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year, the fund's share classes solidly outpaced the 34.23% gain of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this shareholder report). The fund's biggest relative contributor during the past year was social networking firm Facebook. The stock popped in July after the firm announced better-than-expected earnings and an explosion in mobile use and mobile revenue. I nearly doubled the fund's position here during the period. Tesla Motors was another big contributor this period. In May, the automaker received rave reviews for its first electric luxury vehicle, the Model S, and shares catapulted higher. Subsequently, the firm ramped up production to meet growing demand, which helped it move into profitability. The stock hiccuped over a string of car battery fires and a battery supply shortage later on in the period, and the fund ended the period with a reduced overweighting. Lastly, shares of Green Mountain Coffee Roasters, the maker of Keurig® single-cup coffee systems, rose sharply during the period on positive financial results and jumped higher in May when management announced the company would expand and extend its manufacturing agreement with coffee giant Starbucks. On the flip side, Apple was by far the fund's biggest relative detractor. The tech giant struggled amid mounting competition in the smartphone industry - particularly from South Korea-based Samsung Electronics - and its lack of innovation during the period hurt the stock. Given these factors, we substantially reduced our position in Apple, a major index component, ending the period with an underweighting. An overweighting in Broadcom, on average, was another miss. The company produces baseband chips that provide Internet connectivity to Apple's iPhone® smartphones and iPad® tablets, as well as some of Samsung Electronics' GalaxyTM mobile devices. The stock lagged for most of the period, however, as the firm faced intensifying competition and setbacks in releasing new baseband chips. Shares plummeted in July and August after the company issued a lower-than-expected revenue forecast amid slowing smartphone sales. I sold Broadcom prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.65%
Actual		$ 1,000.00	$ 1,220.30	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Service Class	.75%
Actual		$ 1,000.00	$ 1,219.60	$ 4.20
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Service Class 2.90%
Actual		$ 1,000.00	$ 1,218.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Service Class 2R	.90%
Actual		$ 1,000.00	$ 1,218.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Investor Class	.73%
Actual		$ 1,000.00	$ 1,219.70	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	6.6	2.3
Google, Inc. Class A	4.3	3.1
Microsoft Corp.	3.1	0.0
Harley-Davidson, Inc.	3.0	2.7
Apple, Inc.	2.5	2.8
Green Mountain Coffee Roasters, Inc.	2.5	2.5
Home Depot, Inc.	2.5	3.2
QUALCOMM, Inc.	2.3	1.4
Visa, Inc. Class A	1.9	2.3
Amazon.com, Inc.	1.9	1.5
	30.6
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.1	26.5
Consumer Discretionary	19.6	21.9
Health Care	17.0	16.6
Consumer Staples	9.3	10.2
Industrials	7.8	7.2
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks 99.1%		Stocks 98.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.2%
* Foreign investments	12.6%	** Foreign investments	11.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 19.5%
Automobiles - 3.5%
Harley-Davidson, Inc.	1,987,852	$ 137,638,872
Tesla Motors, Inc. (a)	162,739	24,472,691
		162,111,563
Diversified Consumer Services - 1.3%
Anhanguera Educacional Participacoes SA	2,640,000	16,823,153
H&R Block, Inc.	408,760	11,870,390
Kroton Educacional SA	1,850,100	31,064,381
		59,757,924
Hotels, Restaurants & Leisure - 3.8%
China Lodging Group Ltd. ADR (a)	27,000	822,420
Chipotle Mexican Grill, Inc. (a)	34,394	18,324,435
Dunkin' Brands Group, Inc.	582,595	28,081,079
Las Vegas Sands Corp.	128,000	10,095,360
Starbucks Corp.	989,073	77,533,432
Yum! Brands, Inc.	577,384	43,656,004
		178,512,730
Household Durables - 0.6%
Mohawk Industries, Inc. (a)	172,755	25,723,220
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	212,488	84,738,090
TripAdvisor, Inc. (a)	235,653	19,519,138
		104,257,228
Leisure Equipment & Products - 0.0%
NJOY, Inc. (a)(e)	243,618	1,968,433
Media - 0.8%
Comcast Corp. Class A (special) (non-vtg.)	712,919	35,560,400
Specialty Retail - 5.4%
CarMax, Inc. (a)	465,400	21,883,108
Five Below, Inc. (a)	165,200	7,136,640
GNC Holdings, Inc.	560,137	32,740,008
Home Depot, Inc.	1,406,132	115,780,909
TJX Companies, Inc.	338,830	21,593,636
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	246,594	23,801,253
Urban Outfitters, Inc. (a)	786,300	29,171,730
		252,107,284
Textiles, Apparel & Luxury Goods - 1.8%
ECLAT Textile Co. Ltd.	1,342,740	15,123,632
Michael Kors Holdings Ltd. (a)	318,503	25,859,259
NIKE, Inc. Class B	544,776	42,841,185
		83,824,076
TOTAL CONSUMER DISCRETIONARY		903,822,858

	Shares	Value
CONSUMER STAPLES - 9.3%
Beverages - 1.2%
Monster Beverage Corp. (a)	138,607	$ 9,393,396
SABMiller PLC	485,142	24,912,531
The Coca-Cola Co.	550,438	22,738,594
		57,044,521
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	216,700	25,789,467
Sprouts Farmers Market LLC	62,695	2,409,369
Whole Foods Market, Inc.	423,066	24,465,907
		52,664,743
Food Products - 3.8%
Annie's, Inc. (a)(d)	139,453	6,002,057
Green Mountain Coffee Roasters, Inc. (d)	1,541,237	116,486,692
Mead Johnson Nutrition Co. Class A	52,186	4,371,099
The Hershey Co.	494,044	48,035,898
		174,895,746
Household Products - 1.8%
Procter & Gamble Co.	1,036,123	84,350,773
Personal Products - 1.3%
Herbalife Ltd.	705,155	55,495,699
Inter Parfums, Inc.	151,377	5,420,810
		60,916,509
TOTAL CONSUMER STAPLES		429,872,292
ENERGY - 3.4%
Energy Equipment & Services - 2.0%
Cameron International Corp. (a)	178,171	10,606,520
Dril-Quip, Inc. (a)	207,312	22,789,808
National Oilwell Varco, Inc.	111,436	8,862,505
Oceaneering International, Inc.	356,174	28,095,005
Pason Systems, Inc.	76,100	1,646,296
RigNet, Inc. (a)	420,094	20,135,105
		92,135,239
Oil, Gas & Consumable Fuels - 1.4%
Bonanza Creek Energy, Inc. (a)	462,234	20,093,312
Continental Resources, Inc. (a)	120,564	13,565,861
Noble Energy, Inc.	190,800	12,995,388
Pioneer Natural Resources Co.	107,598	19,805,564
		66,460,125
TOTAL ENERGY		158,595,364
FINANCIALS - 7.1%
Capital Markets - 4.1%
BlackRock, Inc. Class A	94,306	29,845,020
E*TRADE Financial Corp. (a)	1,352,486	26,562,825
Harvest Capital Credit Corp.	161,500	2,425,730
Invesco Ltd.	1,361,593	49,561,985
KKR & Co. LP	570,400	13,883,536
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Legg Mason, Inc.	396,642	$ 17,245,994
The Blackstone Group LP	1,390,898	43,813,287
Virtus Investment Partners, Inc. (a)	32,000	6,401,600
		189,739,977
Commercial Banks - 1.0%
First Republic Bank	176,800	9,255,480
HDFC Bank Ltd. sponsored ADR	1,061,349	36,552,860
		45,808,340
Consumer Finance - 0.7%
American Express Co.	282,793	25,657,809
Mahindra & Mahindra Financial Services Ltd.	594,639	3,083,295
Shriram Transport Finance Co. Ltd.	478,307	5,202,285
		33,943,389
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	95,200	11,286,912
McGraw-Hill Companies, Inc.	353,613	27,652,537
		38,939,449
Real Estate Management & Development - 0.4%
Leopalace21 Corp. (a)	320,900	1,700,153
Realogy Holdings Corp. (a)	375,301	18,566,140
		20,266,293
TOTAL FINANCIALS		328,697,448
HEALTH CARE - 17.0%
Biotechnology - 8.9%
Actelion Ltd.	72,344	6,110,779
Alexion Pharmaceuticals, Inc. (a)	178,625	23,767,843
Amgen, Inc.	244,457	27,907,211
Biogen Idec, Inc. (a)	233,205	65,239,099
BioMarin Pharmaceutical, Inc. (a)	568,225	39,929,171
Cytokinetics, Inc. warrants 6/25/17 (a)	1,084,980	159,286
Enanta Pharmaceuticals, Inc.	375,307	10,238,375
Gentium SpA sponsored ADR (a)	245,125	13,996,638
Gilead Sciences, Inc. (a)	972,461	73,080,444
Insmed, Inc. (a)	1,229,502	20,913,829
Kamada (a)	1,056,917	15,716,356
Ophthotech Corp.	115,239	3,727,982
Regeneron Pharmaceuticals, Inc. (a)	77,041	21,204,765
Swedish Orphan Biovitrum AB (a)	1,582,148	16,419,596
Theravance, Inc. (a)(d)	1,314,546	46,863,565
United Therapeutics Corp. (a)	154,970	17,524,008
Vanda Pharmaceuticals, Inc. (a)(d)	865,010	10,734,774
		413,533,721
Health Care Equipment & Supplies - 0.7%
AxoGen, Inc. (a)	323,300	1,451,617
GI Dynamics, Inc. CDI (a)	704,680	471,907

	Shares	Value
Intuitive Surgical, Inc. (a)	12,000	$ 4,608,960
The Cooper Companies, Inc.	190,400	23,579,136
		30,111,620
Health Care Providers & Services - 1.3%
Apollo Hospitals Enterprise Ltd.	483,176	7,394,530
Express Scripts Holding Co. (a)	594,204	41,736,889
Qualicorp SA (a)	992,800	9,553,478
		58,684,897
Health Care Technology - 0.3%
Cerner Corp. (a)	269,056	14,997,181
Life Sciences Tools & Services - 0.9%
Illumina, Inc. (a)	374,901	41,471,549
Pharmaceuticals - 4.9%
AbbVie, Inc.	1,072,547	56,641,207
Actavis PLC (a)	310,118	52,099,824
Cadence Pharmaceuticals, Inc. (a)	933,722	8,450,184
Novo Nordisk A/S Series B	135,840	24,906,964
Pacira Pharmaceuticals, Inc. (a)	342,086	19,666,524
Perrigo Co. PLC	163,077	25,025,796
Valeant Pharmaceuticals International, Inc. (Canada) (a)	355,295	41,682,149
		228,472,648
TOTAL HEALTH CARE		787,271,616
INDUSTRIALS - 7.8%
Aerospace & Defense - 2.2%
TransDigm Group, Inc.	219,996	35,423,756
United Technologies Corp.	606,569	69,027,552
		104,451,308
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR	149,082	6,996,418
Building Products - 0.3%
A.O. Smith Corp.	273,618	14,758,955
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.	163,200	4,822,560
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	75,594	4,761,666
MasTec, Inc. (a)	76,200	2,493,264
		7,254,930
Electrical Equipment - 1.7%
AMETEK, Inc.	442,500	23,306,475
Generac Holdings, Inc.	420,100	23,794,464
Power Solutions International, Inc. (a)	70,043	5,260,229
Roper Industries, Inc.	176,017	24,410,038
		76,771,206
Industrial Conglomerates - 1.5%
Danaher Corp.	907,226	70,037,847
Machinery - 0.9%
Graco, Inc.	52,262	4,082,707
Haitian International Holdings Ltd.	266,000	600,998
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Manitowoc Co., Inc.	1,301,305	$ 30,346,433
Weg SA	370,900	4,942,782
		39,972,920
Professional Services - 0.8%
Equifax, Inc.	150,887	10,424,783
Verisk Analytics, Inc. (a)	419,304	27,556,659
		37,981,442
TOTAL INDUSTRIALS		363,047,586
INFORMATION TECHNOLOGY - 29.1%
Communications Equipment - 2.3%
QUALCOMM, Inc.	1,422,786	105,641,861
Computers & Peripherals - 2.5%
Apple, Inc.	208,581	117,036,885
Electronic Equipment & Components - 0.6%
National Instruments Corp.	71,200	2,279,824
TE Connectivity Ltd.	474,800	26,166,228
		28,446,052
Internet Software & Services - 13.8%
Cornerstone OnDemand, Inc. (a)	257,965	13,759,853
CoStar Group, Inc. (a)	105,099	19,399,173
Facebook, Inc. Class A (a)	5,634,609	307,987,727
Google, Inc. Class A (a)	178,731	200,305,619
LinkedIn Corp. (a)	50,129	10,869,471
MercadoLibre, Inc. (d)	22,290	2,402,639
Naver Corp.	20,397	13,987,944
SPS Commerce, Inc. (a)	251,729	16,437,904
Textura Corp.	341,122	10,213,193
Twitter, Inc. (d)	34,600	2,202,290
Xoom Corp.	73,430	2,009,779
Yahoo!, Inc. (a)	995,888	40,273,711
		639,849,303
IT Services - 2.1%
Gartner, Inc. Class A (a)	152,922	10,865,108
Visa, Inc. Class A	390,368	86,927,146
		97,792,254
Software - 7.8%
ANSYS, Inc. (a)	5,410	471,752
Computer Modelling Group Ltd.	557,800	13,973,225
Diligent Board Member Services, Inc. (a)	630,921	1,971,704
Electronic Arts, Inc. (a)	1,021,221	23,426,810
FireEye, Inc.	647,141	28,221,819
FleetMatics Group PLC (a)	165,050	7,138,413

	Shares	Value
Microsoft Corp.	3,810,100	$ 142,612,043
salesforce.com, Inc. (a)	1,468,462	81,044,418
ServiceNow, Inc. (a)	109,600	6,138,696
SolarWinds, Inc. (a)	138,207	5,228,371
Solera Holdings, Inc.	80,800	5,717,408
SS&C Technologies Holdings, Inc. (a)	798,844	35,356,835
Tableau Software, Inc.	104,200	7,182,506
Workday, Inc. Class A (a)	62,800	5,222,448
		363,706,448
TOTAL INFORMATION TECHNOLOGY		1,352,472,803
MATERIALS - 4.3%
Chemicals - 2.3%
FMC Corp.	379,605	28,644,993
LyondellBasell Industries NV Class A	184,027	14,773,688
Monsanto Co.	281,849	32,849,501
Sherwin-Williams Co.	161,260	29,591,210
		105,859,392
Construction Materials - 2.0%
Eagle Materials, Inc.	606,269	46,943,409
James Hardie Industries PLC sponsored ADR	212,000	12,162,440
Vulcan Materials Co.	611,846	36,355,889
		95,461,738
TOTAL MATERIALS		201,321,130
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.4%
8x8, Inc. (a)	1,959,586	19,909,394
Wireless Telecommunication Services - 0.4%
SBA Communications Corp. Class A (a)	200,397	18,003,666
TOTAL TELECOMMUNICATION SERVICES		37,913,060
UTILITIES - 0.7%
Electric Utilities - 0.7%
ITC Holdings Corp.	355,479	34,061,998
TOTAL COMMON STOCKS (Cost $3,158,759,035)		4,597,076,155
Convertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (e) (Cost $4,848,302)	1,049,416	4,848,302
Money Market Funds - 1.8%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	46,557,522	$ 46,557,522
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	36,082,850	36,082,850
TOTAL MONEY MARKET FUNDS (Cost $82,640,372)		82,640,372
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $3,246,247,709)		4,684,564,829
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(41,775,265)
NET ASSETS - 100%		$ 4,642,789,564
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,816,735 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc. Series A, 5.00%	6/21/13	$ 4,848,302
NJOY, Inc.	9/11/13	$ 1,968,433
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 88,966
Fidelity Securities Lending Cash Central Fund	401,092
Total	$ 490,058
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 908,671,160	$ 853,966,891	$ 47,887,534	$ 6,816,735
Consumer Staples	429,872,292	429,872,292	-	-
Energy	158,595,364	158,595,364	-	-
Financials	328,697,448	326,997,295	1,700,153	-
Health Care	787,271,616	752,651,888	34,619,728	-
Industrials	363,047,586	358,104,804	4,942,782	-
Information Technology	1,352,472,803	1,352,472,803	-	-
Materials	201,321,130	201,321,130	-	-
Telecommunication Services	37,913,060	37,913,060	-	-
Utilities	34,061,998	34,061,998	-	-
Money Market Funds	82,640,372	82,640,372	-	-
Total Investments in Securities:	$ 4,684,564,829	$ 4,588,597,897	$ 89,150,197	$ 6,816,735

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 53,945,723
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.4%
Ireland	2.2%
Brazil	1.4%
Canada	1.3%
Cayman Islands	1.2%
India	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $35,539,956) - See accompanying schedule: Unaffiliated issuers (cost $3,163,607,337)	$ 4,601,924,457
Fidelity Central Funds (cost $82,640,372)	82,640,372
Total Investments (cost $3,246,247,709)		$ 4,684,564,829
Receivable for fund shares sold		802,040
Dividends receivable		722,625
Distributions receivable from Fidelity Central Funds		14,631
Prepaid expenses		9,979
Other receivables		255,386
Total assets		4,686,369,490

Liabilities
Payable for investments purchased	$ 1,896,929
Payable for fund shares redeemed	2,689,656
Accrued management fee	2,087,460
Distribution and service plan fees payable	194,872
Other affiliated payables	355,173
Other payables and accrued expenses	272,986
Collateral on securities loaned, at value	36,082,850
Total liabilities		43,579,926

Net Assets		$ 4,642,789,564
Net Assets consist of:
Paid in capital		$ 3,619,670,365
Distributions in excess of net investment income		(1,203,691)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(413,993,101)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,438,315,991
Net Assets		$ 4,642,789,564

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($3,179,927,638 ÷ 55,654,399 shares)	$ 57.14

Service Class: Net Asset Value, offering price and redemption price per share ($491,959,418 ÷ 8,631,338 shares)	$ 57.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($739,551,433 ÷ 13,074,235 shares)	$ 56.57

Service Class 2R: Net Asset Value, offering price and redemption price per share ($17,283,735 ÷ 306,654 shares)	$ 56.36

Investor Class: Net Asset Value, offering price and redemption price per share ($214,067,340 ÷ 3,756,532 shares)	$ 56.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 37,840,573
Interest		86
Income from Fidelity Central Funds		490,058
Total income		38,330,717

Expenses
Management fee	$ 22,829,845
Transfer agent fees	3,000,565
Distribution and service plan fees	2,095,590
Accounting and security lending fees	1,061,417
Custodian fees and expenses	155,822
Independent trustees' compensation	22,413
Appreciation in deferred trustee compensation account	566
Audit	72,611
Legal	19,908
Miscellaneous	36,902
Total expenses before reductions	29,295,639
Expense reductions	(332,039)	28,963,600
Net investment income (loss)		9,367,117
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	696,444,168
Foreign currency transactions	(155,925)
Total net realized gain (loss)		696,288,243
Change in net unrealized appreciation (depreciation) on: Investment securities	576,500,448
Assets and liabilities in foreign currencies	(1,345)
Total change in net unrealized appreciation (depreciation)		576,499,103
Net gain (loss)		1,272,787,346
Net increase (decrease) in net assets resulting from operations		$ 1,282,154,463

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,367,117	$ 22,744,289
Net realized gain (loss)	696,288,243	142,104,433
Change in net unrealized appreciation (depreciation)	576,499,103	361,931,133
Net increase (decrease) in net assets resulting from operations	1,282,154,463	526,779,855
Distributions to shareholders from net investment income	(9,763,755)	(20,720,579)
Distributions to shareholders from net realized gain	(2,850,414)	-
Total distributions	(12,614,169)	(20,720,579)
Share transactions - net increase (decrease)	(377,103,293)	(456,375,196)
Redemption fees	17,166	1,933
Total increase (decrease) in net assets	892,454,167	49,686,013

Net Assets
Beginning of period	3,750,335,397	3,700,649,384
End of period (including distributions in excess of net investment income of $1,203,691 and distributions in excess of net investment income of $162,984, respectively)	$ 4,642,789,564	$ 3,750,335,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 42.05	$ 36.89	$ 37.09	$ 30.04	$ 23.53
Income from Investment Operations
Net investment income (loss) C	.14	.26	.14	.07	.10
Net realized and unrealized gain (loss)	15.13	5.16	(.06)	7.18	6.55
Total from investment operations	15.27	5.42	.08	7.25	6.65
Distributions from net investment income	(.15)	(.26)	(.15) F	(.09)	(.12)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.18) K	(.26)	(.28) J	(.20)	(.14) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 57.14	$ 42.05	$ 36.89	$ 37.09	$ 30.04
Total Return A, B	36.34%	14.69%	.20%	24.17%	28.29%
Ratios to Average Net Assets D, G
Expenses before reductions	.66%	.66%	.66%	.67%	.69%
Expenses net of fee waivers, if any	.65%	.66%	.66%	.66%	.69%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.68%
Net investment income (loss)	.28%	.64%	.36%	.22%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,179,928	$ 2,613,977	$ 2,583,122	$ 2,842,307	$ 2,618,954
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share. JTotal distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share. KTotal distributions of $.18 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.035 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 41.95	$ 36.81	$ 36.99	$ 29.96	$ 23.47
Income from Investment Operations
Net investment income (loss) C	.09	.22	.10	.04	.08
Net realized and unrealized gain (loss)	15.09	5.13	(.05)	7.16	6.52
Total from investment operations	15.18	5.35	.05	7.20	6.60
Distributions from net investment income	(.10)	(.21)	(.11) F	(.06)	(.09)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.13) J	(.21)	(.23)	(.17)	(.11) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 57.00	$ 41.95	$ 36.81	$ 36.99	$ 29.96
Total Return A, B	36.20%	14.54%	.14%	24.06%	28.15%
Ratios to Average Net Assets D, G
Expenses before reductions	.76%	.76%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.76%	.79%
Expenses net of all reductions	.75%	.75%	.76%	.76%	.78%
Net investment income (loss)	.18%	.54%	.26%	.12%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 491,959	$ 395,589	$ 395,217	$ 453,063	$ 421,996
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. JTotal distributions of $.13 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 41.64	$ 36.53	$ 36.72	$ 29.75	$ 23.31
Income from Investment Operations
Net investment income (loss) C	.01	.16	.04	(.01)	.04
Net realized and unrealized gain (loss)	14.98	5.10	(.05)	7.10	6.48
Total from investment operations	14.99	5.26	(.01)	7.09	6.52
Distributions from net investment income	(.02)	(.15)	(.06) F	(.01)	(.05)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.06)	(.15)	(.18)	(.12)	(.08) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 56.57	$ 41.64	$ 36.53	$ 36.72	$ 29.75
Total Return A, B	36.00%	14.40%	(.03)%	23.86%	27.97%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.91%	.92%	.92%	.94%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.91%	.94%
Expenses net of all reductions	.90%	.90%	.91%	.91%	.93%
Net investment income (loss)	.03%	.39%	.11%	(.03)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 739,551	$ 592,407	$ 590,556	$ 584,193	$ 528,819
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 41.55	$ 36.46	$ 36.64	$ 29.70	$ 23.26
Income from Investment Operations
Net investment income (loss) C	.02	.16	.04	(.01)	.04
Net realized and unrealized gain (loss)	14.92	5.09	(.05)	7.09	6.46
Total from investment operations	14.94	5.25	(.01)	7.08	6.50
Distributions from net investment income	(.10)	(.16)	(.05) F	(.03)	(.04)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.13) J	(.16)	(.17)	(.14)	(.06) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 56.36	$ 41.55	$ 36.46	$ 36.64	$ 29.70
Total Return A, B	35.97%	14.41%	(.02)%	23.86%	27.98%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.91%	.91%	.92%	.94%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.91%	.94%
Expenses net of all reductions	.90%	.90%	.91%	.91%	.93%
Net investment income (loss)	.03%	.39%	.11%	(.03)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,284	$ 5,357	$ 5,202	$ 5,739	$ 4,084
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share. JTotal distributions of $.13 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 41.95	$ 36.81	$ 37.00	$ 29.97	$ 23.48
Income from Investment Operations
Net investment income (loss) C	.10	.23	.10	.04	.08
Net realized and unrealized gain (loss)	15.09	5.13	(.05)	7.17	6.52
Total from investment operations	15.19	5.36	.05	7.21	6.60
Distributions from net investment income	(.11)	(.22)	(.12) F	(.07)	(.09)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.15)	(.22)	(.24)	(.18)	(.11) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 56.99	$ 41.95	$ 36.81	$ 37.00	$ 29.97
Total Return A, B	36.22%	14.58%	.14%	24.08%	28.14%
Ratios to Average Net Assets D, G
Expenses before reductions	.74%	.75%	.75%	.76%	.79%
Expenses net of fee waivers, if any	.73%	.75%	.75%	.75%	.79%
Expenses net of all reductions	.73%	.74%	.74%	.75%	.78%
Net investment income (loss)	.20%	.55%	.27%	.13%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 214,067	$ 143,005	$ 126,551	$ 117,936	$ 95,531
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,455,099,967
Gross unrealized depreciation	(26,583,864)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,428,516,103

Tax Cost	$ 3,256,048,726

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (404,192,084)
Net unrealized appreciation (depreciation)	$ 1,428,514,974

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (404,192,084)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 12,614,169	$ 20,720,579

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,015,138,781 and $3,345,346,296, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 435,996
Service Class 2	1,638,791
Service Class 2R	20,803
$ 2,095,590

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 1,974,884
Service Class	302,617
Service Class 2	456,343
Service Class 2R	5,682
Investor Class	261,039
$ 3,000,565

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48,550 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,597 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,195,925. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $401,092, including $13,794 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 111,610
Service Class	17,044
Service Class 2	25,625
Service Class 2R	326
Investor Class	6,687
$ 161,292

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $170,747 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 8,183,689	$ 15,820,328
Service Class	834,735	1,992,915
Service Class 2	302,832	2,128,126
Service Class 2R	28,824	21,103
Investor Class	413,675	758,107
Total	$ 9,763,755	$ 20,720,579
From net realized gain
Initial Class	$ 1,948,498	$ -
Service Class	301,193	-
Service Class 2	460,831	-
Service Class 2R	10,619	-
Investor Class	129,273	-
Total	$ 2,850,414	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,850,753	2,323,728	$ 90,925,901	$ 96,521,392
Reinvestment of distributions	184,188	381,572	10,132,187	15,820,328
Shares redeemed	(8,540,450)	(10,560,173)	(413,920,350)	(437,343,347)
Net increase (decrease)	(6,505,509)	(7,854,873)	$ (312,862,262)	$ (325,001,627)
Service Class
Shares sold	506,606	449,055	$ 24,889,515	$ 18,616,054
Reinvestment of distributions	20,698	48,172	1,135,928	1,992,915
Shares redeemed	(1,325,183)	(1,805,917)	(63,783,330)	(74,456,372)
Net increase (decrease)	(797,879)	(1,308,690)	$ (37,757,887)	$ (53,847,403)
Service Class 2
Shares sold	1,978,056	2,992,976	$ 97,911,059	$ 122,866,709
Reinvestment of distributions	14,022	51,828	763,663	2,128,126
Shares redeemed	(3,143,720)	(4,983,249)	(152,819,651)	(200,935,979)
Net increase (decrease)	(1,151,642)	(1,938,445)	$ (54,144,929)	$ (75,941,144)
Service Class 2R
Shares sold	261,110	51,435	$ 13,399,914	$ 2,117,779
Reinvestment of distributions	727	515	39,443	21,103
Shares redeemed	(84,125)	(65,694)	(4,065,469)	(2,637,205)
Net increase (decrease)	177,712	(13,744)	$ 9,373,888	$ (498,323)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	770,590	497,342	$ 38,503,533	$ 20,659,697
Reinvestment of distributions	9,897	18,329	542,948	758,107
Shares redeemed	(432,922)	(544,984)	(20,758,584)	(22,504,503)
Net increase (decrease)	347,565	(29,313)	$ 18,287,897	$ (1,086,699)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2 and Investor Class designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Growth Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPGRWT-ANN-0214
1.540077.116

Fidelity® Variable Insurance Products:
Growth Portfolio - Service Class 2R

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Growth Portfolio - Service Class 2R	35.97%	19.78%	6.67%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Portfolio - Service Class 2R on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Jason Weiner, Portfolio Manager of VIP Growth Portfolio: For the year, the fund's share classes solidly outpaced the 34.23% gain of the Russell 3000® Growth Index. (For specific portfolio results, please refer to the performance section of this shareholder report). The fund's biggest relative contributor during the past year was social networking firm Facebook. The stock popped in July after the firm announced better-than-expected earnings and an explosion in mobile use and mobile revenue. I nearly doubled the fund's position here during the period. Tesla Motors was another big contributor this period. In May, the automaker received rave reviews for its first electric luxury vehicle, the Model S, and shares catapulted higher. Subsequently, the firm ramped up production to meet growing demand, which helped it move into profitability. The stock hiccuped over a string of car battery fires and a battery supply shortage later on in the period, and the fund ended the period with a reduced overweighting. Lastly, shares of Green Mountain Coffee Roasters, the maker of Keurig® single-cup coffee systems, rose sharply during the period on positive financial results and jumped higher in May when management announced the company would expand and extend its manufacturing agreement with coffee giant Starbucks. On the flip side, Apple was by far the fund's biggest relative detractor. The tech giant struggled amid mounting competition in the smartphone industry - particularly from South Korea-based Samsung Electronics - and its lack of innovation during the period hurt the stock. Given these factors, we substantially reduced our position in Apple, a major index component, ending the period with an underweighting. An overweighting in Broadcom, on average, was another miss. The company produces baseband chips that provide Internet connectivity to Apple's iPhone® smartphones and iPad® tablets, as well as some of Samsung Electronics' GalaxyTM mobile devices. The stock lagged for most of the period, however, as the firm faced intensifying competition and setbacks in releasing new baseband chips. Shares plummeted in July and August after the company issued a lower-than-expected revenue forecast amid slowing smartphone sales. I sold Broadcom prior to period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.65%
Actual		$ 1,000.00	$ 1,220.30	$ 3.64
HypotheticalA		$ 1,000.00	$ 1,021.93	$ 3.31
Service Class	.75%
Actual		$ 1,000.00	$ 1,219.60	$ 4.20
HypotheticalA		$ 1,000.00	$ 1,021.42	$ 3.82
Service Class 2.90%
Actual		$ 1,000.00	$ 1,218.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Service Class 2R	.90%
Actual		$ 1,000.00	$ 1,218.60	$ 5.03
HypotheticalA		$ 1,000.00	$ 1,020.67	$ 4.58
Investor Class	.73%
Actual		$ 1,000.00	$ 1,219.70	$ 4.08
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Facebook, Inc. Class A	6.6	2.3
Google, Inc. Class A	4.3	3.1
Microsoft Corp.	3.1	0.0
Harley-Davidson, Inc.	3.0	2.7
Apple, Inc.	2.5	2.8
Green Mountain Coffee Roasters, Inc.	2.5	2.5
Home Depot, Inc.	2.5	3.2
QUALCOMM, Inc.	2.3	1.4
Visa, Inc. Class A	1.9	2.3
Amazon.com, Inc.	1.9	1.5
	30.6
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	29.1	26.5
Consumer Discretionary	19.6	21.9
Health Care	17.0	16.6
Consumer Staples	9.3	10.2
Industrials	7.8	7.2
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks 99.1%		Stocks 98.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.9%		Short-Term Investments and Net Other Assets (Liabilities) 1.2%
* Foreign investments	12.6%	** Foreign investments	11.1%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
CONSUMER DISCRETIONARY - 19.5%
Automobiles - 3.5%
Harley-Davidson, Inc.	1,987,852	$ 137,638,872
Tesla Motors, Inc. (a)	162,739	24,472,691
		162,111,563
Diversified Consumer Services - 1.3%
Anhanguera Educacional Participacoes SA	2,640,000	16,823,153
H&R Block, Inc.	408,760	11,870,390
Kroton Educacional SA	1,850,100	31,064,381
		59,757,924
Hotels, Restaurants & Leisure - 3.8%
China Lodging Group Ltd. ADR (a)	27,000	822,420
Chipotle Mexican Grill, Inc. (a)	34,394	18,324,435
Dunkin' Brands Group, Inc.	582,595	28,081,079
Las Vegas Sands Corp.	128,000	10,095,360
Starbucks Corp.	989,073	77,533,432
Yum! Brands, Inc.	577,384	43,656,004
		178,512,730
Household Durables - 0.6%
Mohawk Industries, Inc. (a)	172,755	25,723,220
Internet & Catalog Retail - 2.3%
Amazon.com, Inc. (a)	212,488	84,738,090
TripAdvisor, Inc. (a)	235,653	19,519,138
		104,257,228
Leisure Equipment & Products - 0.0%
NJOY, Inc. (a)(e)	243,618	1,968,433
Media - 0.8%
Comcast Corp. Class A (special) (non-vtg.)	712,919	35,560,400
Specialty Retail - 5.4%
CarMax, Inc. (a)	465,400	21,883,108
Five Below, Inc. (a)	165,200	7,136,640
GNC Holdings, Inc.	560,137	32,740,008
Home Depot, Inc.	1,406,132	115,780,909
TJX Companies, Inc.	338,830	21,593,636
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	246,594	23,801,253
Urban Outfitters, Inc. (a)	786,300	29,171,730
		252,107,284
Textiles, Apparel & Luxury Goods - 1.8%
ECLAT Textile Co. Ltd.	1,342,740	15,123,632
Michael Kors Holdings Ltd. (a)	318,503	25,859,259
NIKE, Inc. Class B	544,776	42,841,185
		83,824,076
TOTAL CONSUMER DISCRETIONARY		903,822,858

	Shares	Value
CONSUMER STAPLES - 9.3%
Beverages - 1.2%
Monster Beverage Corp. (a)	138,607	$ 9,393,396
SABMiller PLC	485,142	24,912,531
The Coca-Cola Co.	550,438	22,738,594
		57,044,521
Food & Staples Retailing - 1.2%
Costco Wholesale Corp.	216,700	25,789,467
Sprouts Farmers Market LLC	62,695	2,409,369
Whole Foods Market, Inc.	423,066	24,465,907
		52,664,743
Food Products - 3.8%
Annie's, Inc. (a)(d)	139,453	6,002,057
Green Mountain Coffee Roasters, Inc. (d)	1,541,237	116,486,692
Mead Johnson Nutrition Co. Class A	52,186	4,371,099
The Hershey Co.	494,044	48,035,898
		174,895,746
Household Products - 1.8%
Procter & Gamble Co.	1,036,123	84,350,773
Personal Products - 1.3%
Herbalife Ltd.	705,155	55,495,699
Inter Parfums, Inc.	151,377	5,420,810
		60,916,509
TOTAL CONSUMER STAPLES		429,872,292
ENERGY - 3.4%
Energy Equipment & Services - 2.0%
Cameron International Corp. (a)	178,171	10,606,520
Dril-Quip, Inc. (a)	207,312	22,789,808
National Oilwell Varco, Inc.	111,436	8,862,505
Oceaneering International, Inc.	356,174	28,095,005
Pason Systems, Inc.	76,100	1,646,296
RigNet, Inc. (a)	420,094	20,135,105
		92,135,239
Oil, Gas & Consumable Fuels - 1.4%
Bonanza Creek Energy, Inc. (a)	462,234	20,093,312
Continental Resources, Inc. (a)	120,564	13,565,861
Noble Energy, Inc.	190,800	12,995,388
Pioneer Natural Resources Co.	107,598	19,805,564
		66,460,125
TOTAL ENERGY		158,595,364
FINANCIALS - 7.1%
Capital Markets - 4.1%
BlackRock, Inc. Class A	94,306	29,845,020
E*TRADE Financial Corp. (a)	1,352,486	26,562,825
Harvest Capital Credit Corp.	161,500	2,425,730
Invesco Ltd.	1,361,593	49,561,985
KKR & Co. LP	570,400	13,883,536
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Legg Mason, Inc.	396,642	$ 17,245,994
The Blackstone Group LP	1,390,898	43,813,287
Virtus Investment Partners, Inc. (a)	32,000	6,401,600
		189,739,977
Commercial Banks - 1.0%
First Republic Bank	176,800	9,255,480
HDFC Bank Ltd. sponsored ADR	1,061,349	36,552,860
		45,808,340
Consumer Finance - 0.7%
American Express Co.	282,793	25,657,809
Mahindra & Mahindra Financial Services Ltd.	594,639	3,083,295
Shriram Transport Finance Co. Ltd.	478,307	5,202,285
		33,943,389
Diversified Financial Services - 0.9%
Berkshire Hathaway, Inc. Class B (a)	95,200	11,286,912
McGraw-Hill Companies, Inc.	353,613	27,652,537
		38,939,449
Real Estate Management & Development - 0.4%
Leopalace21 Corp. (a)	320,900	1,700,153
Realogy Holdings Corp. (a)	375,301	18,566,140
		20,266,293
TOTAL FINANCIALS		328,697,448
HEALTH CARE - 17.0%
Biotechnology - 8.9%
Actelion Ltd.	72,344	6,110,779
Alexion Pharmaceuticals, Inc. (a)	178,625	23,767,843
Amgen, Inc.	244,457	27,907,211
Biogen Idec, Inc. (a)	233,205	65,239,099
BioMarin Pharmaceutical, Inc. (a)	568,225	39,929,171
Cytokinetics, Inc. warrants 6/25/17 (a)	1,084,980	159,286
Enanta Pharmaceuticals, Inc.	375,307	10,238,375
Gentium SpA sponsored ADR (a)	245,125	13,996,638
Gilead Sciences, Inc. (a)	972,461	73,080,444
Insmed, Inc. (a)	1,229,502	20,913,829
Kamada (a)	1,056,917	15,716,356
Ophthotech Corp.	115,239	3,727,982
Regeneron Pharmaceuticals, Inc. (a)	77,041	21,204,765
Swedish Orphan Biovitrum AB (a)	1,582,148	16,419,596
Theravance, Inc. (a)(d)	1,314,546	46,863,565
United Therapeutics Corp. (a)	154,970	17,524,008
Vanda Pharmaceuticals, Inc. (a)(d)	865,010	10,734,774
		413,533,721
Health Care Equipment & Supplies - 0.7%
AxoGen, Inc. (a)	323,300	1,451,617
GI Dynamics, Inc. CDI (a)	704,680	471,907

	Shares	Value
Intuitive Surgical, Inc. (a)	12,000	$ 4,608,960
The Cooper Companies, Inc.	190,400	23,579,136
		30,111,620
Health Care Providers & Services - 1.3%
Apollo Hospitals Enterprise Ltd.	483,176	7,394,530
Express Scripts Holding Co. (a)	594,204	41,736,889
Qualicorp SA (a)	992,800	9,553,478
		58,684,897
Health Care Technology - 0.3%
Cerner Corp. (a)	269,056	14,997,181
Life Sciences Tools & Services - 0.9%
Illumina, Inc. (a)	374,901	41,471,549
Pharmaceuticals - 4.9%
AbbVie, Inc.	1,072,547	56,641,207
Actavis PLC (a)	310,118	52,099,824
Cadence Pharmaceuticals, Inc. (a)	933,722	8,450,184
Novo Nordisk A/S Series B	135,840	24,906,964
Pacira Pharmaceuticals, Inc. (a)	342,086	19,666,524
Perrigo Co. PLC	163,077	25,025,796
Valeant Pharmaceuticals International, Inc. (Canada) (a)	355,295	41,682,149
		228,472,648
TOTAL HEALTH CARE		787,271,616
INDUSTRIALS - 7.8%
Aerospace & Defense - 2.2%
TransDigm Group, Inc.	219,996	35,423,756
United Technologies Corp.	606,569	69,027,552
		104,451,308
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR	149,082	6,996,418
Building Products - 0.3%
A.O. Smith Corp.	273,618	14,758,955
Commercial Services & Supplies - 0.1%
KAR Auction Services, Inc.	163,200	4,822,560
Construction & Engineering - 0.2%
Jacobs Engineering Group, Inc. (a)	75,594	4,761,666
MasTec, Inc. (a)	76,200	2,493,264
		7,254,930
Electrical Equipment - 1.7%
AMETEK, Inc.	442,500	23,306,475
Generac Holdings, Inc.	420,100	23,794,464
Power Solutions International, Inc. (a)	70,043	5,260,229
Roper Industries, Inc.	176,017	24,410,038
		76,771,206
Industrial Conglomerates - 1.5%
Danaher Corp.	907,226	70,037,847
Machinery - 0.9%
Graco, Inc.	52,262	4,082,707
Haitian International Holdings Ltd.	266,000	600,998
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Manitowoc Co., Inc.	1,301,305	$ 30,346,433
Weg SA	370,900	4,942,782
		39,972,920
Professional Services - 0.8%
Equifax, Inc.	150,887	10,424,783
Verisk Analytics, Inc. (a)	419,304	27,556,659
		37,981,442
TOTAL INDUSTRIALS		363,047,586
INFORMATION TECHNOLOGY - 29.1%
Communications Equipment - 2.3%
QUALCOMM, Inc.	1,422,786	105,641,861
Computers & Peripherals - 2.5%
Apple, Inc.	208,581	117,036,885
Electronic Equipment & Components - 0.6%
National Instruments Corp.	71,200	2,279,824
TE Connectivity Ltd.	474,800	26,166,228
		28,446,052
Internet Software & Services - 13.8%
Cornerstone OnDemand, Inc. (a)	257,965	13,759,853
CoStar Group, Inc. (a)	105,099	19,399,173
Facebook, Inc. Class A (a)	5,634,609	307,987,727
Google, Inc. Class A (a)	178,731	200,305,619
LinkedIn Corp. (a)	50,129	10,869,471
MercadoLibre, Inc. (d)	22,290	2,402,639
Naver Corp.	20,397	13,987,944
SPS Commerce, Inc. (a)	251,729	16,437,904
Textura Corp.	341,122	10,213,193
Twitter, Inc. (d)	34,600	2,202,290
Xoom Corp.	73,430	2,009,779
Yahoo!, Inc. (a)	995,888	40,273,711
		639,849,303
IT Services - 2.1%
Gartner, Inc. Class A (a)	152,922	10,865,108
Visa, Inc. Class A	390,368	86,927,146
		97,792,254
Software - 7.8%
ANSYS, Inc. (a)	5,410	471,752
Computer Modelling Group Ltd.	557,800	13,973,225
Diligent Board Member Services, Inc. (a)	630,921	1,971,704
Electronic Arts, Inc. (a)	1,021,221	23,426,810
FireEye, Inc.	647,141	28,221,819
FleetMatics Group PLC (a)	165,050	7,138,413

	Shares	Value
Microsoft Corp.	3,810,100	$ 142,612,043
salesforce.com, Inc. (a)	1,468,462	81,044,418
ServiceNow, Inc. (a)	109,600	6,138,696
SolarWinds, Inc. (a)	138,207	5,228,371
Solera Holdings, Inc.	80,800	5,717,408
SS&C Technologies Holdings, Inc. (a)	798,844	35,356,835
Tableau Software, Inc.	104,200	7,182,506
Workday, Inc. Class A (a)	62,800	5,222,448
		363,706,448
TOTAL INFORMATION TECHNOLOGY		1,352,472,803
MATERIALS - 4.3%
Chemicals - 2.3%
FMC Corp.	379,605	28,644,993
LyondellBasell Industries NV Class A	184,027	14,773,688
Monsanto Co.	281,849	32,849,501
Sherwin-Williams Co.	161,260	29,591,210
		105,859,392
Construction Materials - 2.0%
Eagle Materials, Inc.	606,269	46,943,409
James Hardie Industries PLC sponsored ADR	212,000	12,162,440
Vulcan Materials Co.	611,846	36,355,889
		95,461,738
TOTAL MATERIALS		201,321,130
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.4%
8x8, Inc. (a)	1,959,586	19,909,394
Wireless Telecommunication Services - 0.4%
SBA Communications Corp. Class A (a)	200,397	18,003,666
TOTAL TELECOMMUNICATION SERVICES		37,913,060
UTILITIES - 0.7%
Electric Utilities - 0.7%
ITC Holdings Corp.	355,479	34,061,998
TOTAL COMMON STOCKS (Cost $3,158,759,035)		4,597,076,155
Convertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Blu Homes, Inc. Series A, 5.00% (e) (Cost $4,848,302)	1,049,416	4,848,302
Money Market Funds - 1.8%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	46,557,522	$ 46,557,522
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	36,082,850	36,082,850
TOTAL MONEY MARKET FUNDS (Cost $82,640,372)		82,640,372
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $3,246,247,709)		4,684,564,829
NET OTHER ASSETS (LIABILITIES) - (0.9)%		(41,775,265)
NET ASSETS - 100%		$ 4,642,789,564
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,816,735 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Blu Homes, Inc. Series A, 5.00%	6/21/13	$ 4,848,302
NJOY, Inc.	9/11/13	$ 1,968,433
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 88,966
Fidelity Securities Lending Cash Central Fund	401,092
Total	$ 490,058
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 908,671,160	$ 853,966,891	$ 47,887,534	$ 6,816,735
Consumer Staples	429,872,292	429,872,292	-	-
Energy	158,595,364	158,595,364	-	-
Financials	328,697,448	326,997,295	1,700,153	-
Health Care	787,271,616	752,651,888	34,619,728	-
Industrials	363,047,586	358,104,804	4,942,782	-
Information Technology	1,352,472,803	1,352,472,803	-	-
Materials	201,321,130	201,321,130	-	-
Telecommunication Services	37,913,060	37,913,060	-	-
Utilities	34,061,998	34,061,998	-	-
Money Market Funds	82,640,372	82,640,372	-	-
Total Investments in Securities:	$ 4,684,564,829	$ 4,588,597,897	$ 89,150,197	$ 6,816,735

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 53,945,723
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.4%
Ireland	2.2%
Brazil	1.4%
Canada	1.3%
Cayman Islands	1.2%
India	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	4.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $35,539,956) - See accompanying schedule: Unaffiliated issuers (cost $3,163,607,337)	$ 4,601,924,457
Fidelity Central Funds (cost $82,640,372)	82,640,372
Total Investments (cost $3,246,247,709)		$ 4,684,564,829
Receivable for fund shares sold		802,040
Dividends receivable		722,625
Distributions receivable from Fidelity Central Funds		14,631
Prepaid expenses		9,979
Other receivables		255,386
Total assets		4,686,369,490

Liabilities
Payable for investments purchased	$ 1,896,929
Payable for fund shares redeemed	2,689,656
Accrued management fee	2,087,460
Distribution and service plan fees payable	194,872
Other affiliated payables	355,173
Other payables and accrued expenses	272,986
Collateral on securities loaned, at value	36,082,850
Total liabilities		43,579,926

Net Assets		$ 4,642,789,564
Net Assets consist of:
Paid in capital		$ 3,619,670,365
Distributions in excess of net investment income		(1,203,691)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(413,993,101)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,438,315,991
Net Assets		$ 4,642,789,564

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($3,179,927,638 ÷ 55,654,399 shares)	$ 57.14

Service Class: Net Asset Value, offering price and redemption price per share ($491,959,418 ÷ 8,631,338 shares)	$ 57.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($739,551,433 ÷ 13,074,235 shares)	$ 56.57

Service Class 2R: Net Asset Value, offering price and redemption price per share ($17,283,735 ÷ 306,654 shares)	$ 56.36

Investor Class: Net Asset Value, offering price and redemption price per share ($214,067,340 ÷ 3,756,532 shares)	$ 56.99

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 37,840,573
Interest		86
Income from Fidelity Central Funds		490,058
Total income		38,330,717

Expenses
Management fee	$ 22,829,845
Transfer agent fees	3,000,565
Distribution and service plan fees	2,095,590
Accounting and security lending fees	1,061,417
Custodian fees and expenses	155,822
Independent trustees' compensation	22,413
Appreciation in deferred trustee compensation account	566
Audit	72,611
Legal	19,908
Miscellaneous	36,902
Total expenses before reductions	29,295,639
Expense reductions	(332,039)	28,963,600
Net investment income (loss)		9,367,117
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	696,444,168
Foreign currency transactions	(155,925)
Total net realized gain (loss)		696,288,243
Change in net unrealized appreciation (depreciation) on: Investment securities	576,500,448
Assets and liabilities in foreign currencies	(1,345)
Total change in net unrealized appreciation (depreciation)		576,499,103
Net gain (loss)		1,272,787,346
Net increase (decrease) in net assets resulting from operations		$ 1,282,154,463

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 9,367,117	$ 22,744,289
Net realized gain (loss)	696,288,243	142,104,433
Change in net unrealized appreciation (depreciation)	576,499,103	361,931,133
Net increase (decrease) in net assets resulting from operations	1,282,154,463	526,779,855
Distributions to shareholders from net investment income	(9,763,755)	(20,720,579)
Distributions to shareholders from net realized gain	(2,850,414)	-
Total distributions	(12,614,169)	(20,720,579)
Share transactions - net increase (decrease)	(377,103,293)	(456,375,196)
Redemption fees	17,166	1,933
Total increase (decrease) in net assets	892,454,167	49,686,013

Net Assets
Beginning of period	3,750,335,397	3,700,649,384
End of period (including distributions in excess of net investment income of $1,203,691 and distributions in excess of net investment income of $162,984, respectively)	$ 4,642,789,564	$ 3,750,335,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 42.05	$ 36.89	$ 37.09	$ 30.04	$ 23.53
Income from Investment Operations
Net investment income (loss) C	.14	.26	.14	.07	.10
Net realized and unrealized gain (loss)	15.13	5.16	(.06)	7.18	6.55
Total from investment operations	15.27	5.42	.08	7.25	6.65
Distributions from net investment income	(.15)	(.26)	(.15) F	(.09)	(.12)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.18) K	(.26)	(.28) J	(.20)	(.14) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 57.14	$ 42.05	$ 36.89	$ 37.09	$ 30.04
Total Return A, B	36.34%	14.69%	.20%	24.17%	28.29%
Ratios to Average Net Assets D, G
Expenses before reductions	.66%	.66%	.66%	.67%	.69%
Expenses net of fee waivers, if any	.65%	.66%	.66%	.66%	.69%
Expenses net of all reductions	.65%	.65%	.66%	.66%	.68%
Net investment income (loss)	.28%	.64%	.36%	.22%	.41%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,179,928	$ 2,613,977	$ 2,583,122	$ 2,842,307	$ 2,618,954
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.14 per share is comprised of distributions from net investment income of $.118 and distributions from net realized gain of $.023 per share. JTotal distributions of $.28 per share is comprised of distributions from net investment income of $.152 and distributions from net realized gain of $.123 per share. KTotal distributions of $.18 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.035 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 41.95	$ 36.81	$ 36.99	$ 29.96	$ 23.47
Income from Investment Operations
Net investment income (loss) C	.09	.22	.10	.04	.08
Net realized and unrealized gain (loss)	15.09	5.13	(.05)	7.16	6.52
Total from investment operations	15.18	5.35	.05	7.20	6.60
Distributions from net investment income	(.10)	(.21)	(.11) F	(.06)	(.09)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.13) J	(.21)	(.23)	(.17)	(.11) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 57.00	$ 41.95	$ 36.81	$ 36.99	$ 29.96
Total Return A, B	36.20%	14.54%	.14%	24.06%	28.15%
Ratios to Average Net Assets D, G
Expenses before reductions	.76%	.76%	.77%	.77%	.79%
Expenses net of fee waivers, if any	.75%	.76%	.76%	.76%	.79%
Expenses net of all reductions	.75%	.75%	.76%	.76%	.78%
Net investment income (loss)	.18%	.54%	.26%	.12%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 491,959	$ 395,589	$ 395,217	$ 453,063	$ 421,996
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share. JTotal distributions of $.13 per share is comprised of distributions from net investment income of $.097 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 41.64	$ 36.53	$ 36.72	$ 29.75	$ 23.31
Income from Investment Operations
Net investment income (loss) C	.01	.16	.04	(.01)	.04
Net realized and unrealized gain (loss)	14.98	5.10	(.05)	7.10	6.48
Total from investment operations	14.99	5.26	(.01)	7.09	6.52
Distributions from net investment income	(.02)	(.15)	(.06) F	(.01)	(.05)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.06)	(.15)	(.18)	(.12)	(.08) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 56.57	$ 41.64	$ 36.53	$ 36.72	$ 29.75
Total Return A, B	36.00%	14.40%	(.03)%	23.86%	27.97%
Ratios to Average Net Assets D, G
Expenses before reductions	.91%	.91%	.92%	.92%	.94%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.91%	.94%
Expenses net of all reductions	.90%	.90%	.91%	.91%	.93%
Net investment income (loss)	.03%	.39%	.11%	(.03)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 739,551	$ 592,407	$ 590,556	$ 584,193	$ 528,819
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.08 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.023 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 41.55	$ 36.46	$ 36.64	$ 29.70	$ 23.26
Income from Investment Operations
Net investment income (loss) C	.02	.16	.04	(.01)	.04
Net realized and unrealized gain (loss)	14.92	5.09	(.05)	7.09	6.46
Total from investment operations	14.94	5.25	(.01)	7.08	6.50
Distributions from net investment income	(.10)	(.16)	(.05) F	(.03)	(.04)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.13) J	(.16)	(.17)	(.14)	(.06) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 56.36	$ 41.55	$ 36.46	$ 36.64	$ 29.70
Total Return A, B	35.97%	14.41%	(.02)%	23.86%	27.98%
Ratios to Average Net Assets D, G
Expenses before reductions	.90%	.91%	.91%	.92%	.94%
Expenses net of fee waivers, if any	.90%	.91%	.91%	.91%	.94%
Expenses net of all reductions	.90%	.90%	.91%	.91%	.93%
Net investment income (loss)	.03%	.39%	.11%	(.03)%	.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 17,284	$ 5,357	$ 5,202	$ 5,739	$ 4,084
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.06 per share is comprised of distributions from net investment income of $.041 and distributions from net realized gain of $.023 per share. JTotal distributions of $.13 per share is comprised of distributions from net investment income of $.095 and distributions from net realized gain of $.035 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 41.95	$ 36.81	$ 37.00	$ 29.97	$ 23.48
Income from Investment Operations
Net investment income (loss) C	.10	.23	.10	.04	.08
Net realized and unrealized gain (loss)	15.09	5.13	(.05)	7.17	6.52
Total from investment operations	15.19	5.36	.05	7.21	6.60
Distributions from net investment income	(.11)	(.22)	(.12) F	(.07)	(.09)
Distributions from net realized gain	(.04)	-	(.12) F	(.11)	(.02)
Total distributions	(.15)	(.22)	(.24)	(.18)	(.11) I
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 56.99	$ 41.95	$ 36.81	$ 37.00	$ 29.97
Total Return A, B	36.22%	14.58%	.14%	24.08%	28.14%
Ratios to Average Net Assets D, G
Expenses before reductions	.74%	.75%	.75%	.76%	.79%
Expenses net of fee waivers, if any	.73%	.75%	.75%	.75%	.79%
Expenses net of all reductions	.73%	.74%	.74%	.75%	.78%
Net investment income (loss)	.20%	.55%	.27%	.13%	.31%
Supplemental Data
Net assets, end of period (000 omitted)	$ 214,067	$ 143,005	$ 126,551	$ 117,936	$ 95,531
Portfolio turnover rate E	74%	68%	71%	75%	134%

ATotal returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown. BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. CCalculated based on average shares outstanding during the period. DFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. EAmount does not include the portfolio activity of any underlying Fidelity Central Funds. FThe amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. HAmount represents less than $.01 per share. ITotal distributions of $.11 per share is comprised of distributions from net investment income of $.089 and distributions from net realized gain of $.023 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Growth Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,455,099,967
Gross unrealized depreciation	(26,583,864)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,428,516,103

Tax Cost	$ 3,256,048,726

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (404,192,084)
Net unrealized appreciation (depreciation)	$ 1,428,514,974

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (404,192,084)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 12,614,169	$ 20,720,579

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,015,138,781 and $3,345,346,296, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 435,996
Service Class 2	1,638,791
Service Class 2R	20,803
$ 2,095,590

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 1,974,884
Service Class	302,617
Service Class 2	456,343
Service Class 2R	5,682
Investor Class	261,039
$ 3,000,565

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $48,550 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,597 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,195,925. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $401,092, including $13,794 from securities loaned to FCM.

Annual Report

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 111,610
Service Class	17,044
Service Class 2	25,625
Service Class 2R	326
Investor Class	6,687
$ 161,292

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $170,747 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 8,183,689	$ 15,820,328
Service Class	834,735	1,992,915
Service Class 2	302,832	2,128,126
Service Class 2R	28,824	21,103
Investor Class	413,675	758,107
Total	$ 9,763,755	$ 20,720,579
From net realized gain
Initial Class	$ 1,948,498	$ -
Service Class	301,193	-
Service Class 2	460,831	-
Service Class 2R	10,619	-
Investor Class	129,273	-
Total	$ 2,850,414	$ -

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	1,850,753	2,323,728	$ 90,925,901	$ 96,521,392
Reinvestment of distributions	184,188	381,572	10,132,187	15,820,328
Shares redeemed	(8,540,450)	(10,560,173)	(413,920,350)	(437,343,347)
Net increase (decrease)	(6,505,509)	(7,854,873)	$ (312,862,262)	$ (325,001,627)
Service Class
Shares sold	506,606	449,055	$ 24,889,515	$ 18,616,054
Reinvestment of distributions	20,698	48,172	1,135,928	1,992,915
Shares redeemed	(1,325,183)	(1,805,917)	(63,783,330)	(74,456,372)
Net increase (decrease)	(797,879)	(1,308,690)	$ (37,757,887)	$ (53,847,403)
Service Class 2
Shares sold	1,978,056	2,992,976	$ 97,911,059	$ 122,866,709
Reinvestment of distributions	14,022	51,828	763,663	2,128,126
Shares redeemed	(3,143,720)	(4,983,249)	(152,819,651)	(200,935,979)
Net increase (decrease)	(1,151,642)	(1,938,445)	$ (54,144,929)	$ (75,941,144)
Service Class 2R
Shares sold	261,110	51,435	$ 13,399,914	$ 2,117,779
Reinvestment of distributions	727	515	39,443	21,103
Shares redeemed	(84,125)	(65,694)	(4,065,469)	(2,637,205)
Net increase (decrease)	177,712	(13,744)	$ 9,373,888	$ (498,323)

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Investor Class
Shares sold	770,590	497,342	$ 38,503,533	$ 20,659,697
Reinvestment of distributions	9,897	18,329	542,948	758,107
Shares redeemed	(432,922)	(544,984)	(20,758,584)	(22,504,503)
Net increase (decrease)	347,565	(29,313)	$ 18,287,897	$ (1,086,699)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 14% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 24% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Growth Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Growth Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 10, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Growth Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Growth Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Growth Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

VIPGRWTR-ANN-0214
1.811845.109

Fidelity® Variable Insurance Products:
Equity-Income Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Initial Class	28.15%	17.88%	6.52%
VIP Equity-Income Portfolio - Service Class	28.01%	17.76%	6.41%
VIP Equity-Income Portfolio - Service Class 2	27.83%	17.59%	6.25%
VIP Equity-Income Portfolio - Investor Class A	27.99%	17.78%	6.43%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from James Morrow, Lead Portfolio Manager of VIP Equity-Income Portfolio: For the year, the fund's share classes significantly trailed the benchmark Russell 3000® Value Index, which gained 32.69%. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, stock selection was challenging, especially in information technology, industrials and energy. The fund's cash stake of 5% on average - a reflection of fewer attractive buying opportunities as the period progressed - also detracted. On the positive side, the fund benefited from helpful underweightings in the lagging real estate, utilities and materials sectors, and from overweighting the outperforming software & services industry. The biggest individual detractor was a sizable out-of-index stake in diversified technology stock IBM, which I liked for its competitive dividend, high-return business, solid earnings growth and attractive valuation. But in a market environment that rewarded fast-growing, momentum-oriented stocks, investors found steady growers like IBM to be relatively boring. I think owning "boring" stocks can be very profitable over the long term, which is why I added to my stake in IBM overall, but it was certainly a disappointment for the fund this past year. Other notable relative detractors were Netherlands-based energy producer Royal Dutch Shell and computer and peripherals maker Hewlett-Packard (HP). In the latter case, I avoided owning this benchmark component because I thought the company faced too many long-term headwinds. This decision did not work out well during the year, however, as HP's shares more than doubled. I did, however, invest in Royal Dutch Shell, an out-of-benchmark stock that lagged. Over time, I notably reduced the fund's stake, as I had hoped the company's dividend would grow more quickly. On the positive side, the fund benefited disproportionately from a couple of financials stocks - life insurance provider MetLife and a non-index stake in asset manager Blackstone Group, whose shares gained about 64% and 116%, respectively. Both are good examples of the types of businesses I like to own - they have healthy balance sheets, good dividends and strong competitive positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.54%
Actual		$ 1,000.00	$ 1,117.70	$ 2.88
HypotheticalA		$ 1,000.00	$ 1,022.48	$ 2.75
Service Class	.64%
Actual		$ 1,000.00	$ 1,117.00	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Service Class 2.79%
Actual		$ 1,000.00	$ 1,116.50	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2R	.79%
Actual		$ 1,000.00	$ 1,116.60	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class	.62%
Actual		$ 1,000.00	$ 1,117.40	$ 3.31
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.1	3.9
Wells Fargo & Co.*	3.1	2.9
Chevron Corp.	3.0	2.9
General Electric Co.	2.7	2.2
Exxon Mobil Corp.	2.6	2.3
MetLife, Inc.	2.4	2.1
Cisco Systems, Inc.	2.3	2.3
Merck & Co., Inc.	2.2	2.1
Procter & Gamble Co.	2.1	2.5
Paychex, Inc.	2.0	2.2
	26.5

* Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	22.3
Energy	14.2	12.3
Health Care	12.2	13.5
Information Technology	11.9	11.1
Industrials	10.5	10.4
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks 94.6%		Stocks 93.2%
	Bonds 3.1%		Bonds 3.5%
	Short-Term Investments and Net Other Assets (Liabilities) 2.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.3%
	Other Investments 0.1%		Other Investments 0.0%
* Foreign investments	12.2%	** Foreign investments	9.7%
* Written options	(0.1)%	** Written options	0.0%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value
CONSUMER DISCRETIONARY - 7.6%
Auto Components - 0.2%
Gentex Corp.	492,457	$ 16,246,156
Automobiles - 0.2%
General Motors Co. (a)	301,766	12,333,176
Hotels, Restaurants & Leisure - 1.6%
McDonald's Corp.	547,900	53,162,737
Texas Roadhouse, Inc. Class A	550,397	15,301,037
Wynn Resorts Ltd.	29,950	5,816,590
Yum! Brands, Inc.	388,000	29,336,680
		103,617,044
Leisure Equipment & Products - 0.4%
New Academy Holding Co. LLC unit (j)(k)	127,200	23,350,104
Media - 2.7%
Comcast Corp. Class A (h)	1,708,043	88,758,455
Sinclair Broadcast Group, Inc. Class A	279,207	9,976,066
Time Warner, Inc.	1,085,308	75,667,674
		174,402,195
Multiline Retail - 1.7%
Kohl's Corp.	526,300	29,867,525
Target Corp.	1,261,103	79,789,987
		109,657,512
Specialty Retail - 0.6%
Adastria Holdings Co. Ltd.	77,930	2,812,218
American Eagle Outfitters, Inc.	716,039	10,310,962
Foot Locker, Inc.	352,385	14,602,834
Staples, Inc. (h)	854,036	13,570,632
		41,296,646
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	174,394	9,788,735
TOTAL CONSUMER DISCRETIONARY		490,691,568
CONSUMER STAPLES - 9.4%
Beverages - 1.9%
Molson Coors Brewing Co. Class B (h)	470,900	26,441,035
PepsiCo, Inc.	284,757	23,617,746
The Coca-Cola Co.	1,746,721	72,157,045
		122,215,826
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	428,200	30,646,274
Wal-Mart Stores, Inc.	395,978	31,159,509
Walgreen Co.	1,197,846	68,804,274
		130,610,057
Food Products - 1.0%
B&G Foods, Inc. Class A	65,051	2,205,879
Kellogg Co.	951,557	58,111,586
		60,317,465
Household Products - 2.1%
Procter & Gamble Co.	1,658,919	135,052,596

	Shares	Value
Tobacco - 2.4%
Altria Group, Inc.	1,194,896	$ 45,872,057
British American Tobacco PLC sponsored ADR	138,097	14,834,380
Lorillard, Inc.	996,073	50,480,980
Philip Morris International, Inc.	503,784	43,894,700
		155,082,117
TOTAL CONSUMER STAPLES		603,278,061
ENERGY - 13.6%
Energy Equipment & Services - 1.8%
Ensco PLC Class A	364,023	20,814,835
Halliburton Co.	35,476	1,800,407
National Oilwell Varco, Inc.	320,906	25,521,654
Noble Corp.	637,502	23,887,200
Schlumberger Ltd.	324,602	29,249,886
Trinidad Drilling Ltd.	1,191,800	11,051,287
		112,325,269
Oil, Gas & Consumable Fuels - 11.8%
Access Midstream Partners LP	181,200	10,252,296
Apache Corp.	586,861	50,434,834
BG Group PLC	160,400	3,446,347
Canadian Natural Resources Ltd.	814,600	27,561,049
Chevron Corp.	1,533,580	191,559,478
CONSOL Energy, Inc.	566,142	21,536,042
EV Energy Partners LP	626,524	21,257,959
Exxon Mobil Corp.	1,644,369	166,410,143
Holly Energy Partners LP	290,744	9,399,754
HollyFrontier Corp.	275,460	13,687,607
Legacy Reserves LP	289,401	8,149,532
Markwest Energy Partners LP	530,529	35,083,883
Occidental Petroleum Corp.	545,587	51,885,324
Royal Dutch Shell PLC Class A sponsored ADR	449,629	32,045,059
Scorpio Tankers, Inc.	327,173	3,857,370
Suncor Energy, Inc.	1,054,300	36,961,292
The Williams Companies, Inc.	1,719,249	66,311,434
Tsakos Energy Navigation Ltd.	563,289	3,385,367
Western Gas Equity Partners LP	43,077	1,701,972
Williams Partners LP	155,800	7,923,988
		762,850,730
TOTAL ENERGY		875,175,999
FINANCIALS - 21.2%
Capital Markets - 3.9%
Aberdeen Asset Management PLC	243,300	2,014,463
Apollo Investment Corp.	1,896,163	16,079,462
Ashmore Group PLC	3,084,342	20,496,462
BlackRock, Inc. Class A	52,357	16,569,420
Carlyle Group LP	215,500	7,676,110
Charles Schwab Corp.	1,117,300	29,049,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Greenhill & Co., Inc.	185,003	$ 10,719,074
Invesco Ltd.	267,400	9,733,360
KKR & Co. LP	2,188,157	53,259,741
Morgan Stanley	956,575	29,998,192
The Blackstone Group LP	1,788,326	56,332,269
		251,928,353
Commercial Banks - 5.5%
CIT Group, Inc.	180,538	9,411,446
Comerica, Inc.	331,820	15,774,723
M&T Bank Corp. (h)	341,091	39,709,814
PNC Financial Services Group, Inc.	176,200	13,669,596
Standard Chartered PLC (United Kingdom)	904,693	20,374,519
U.S. Bancorp	1,463,138	59,110,775
Wells Fargo & Co. (h)	4,405,586	200,013,604
		358,064,477
Diversified Financial Services - 4.9%
JPMorgan Chase & Co.	4,555,040	266,378,735
KKR Financial Holdings LLC	4,013,060	48,919,201
		315,297,936
Insurance - 4.7%
ACE Ltd.	526,611	54,520,037
AFLAC, Inc.	209,149	13,971,153
Brasil Insurance Participacoes e Administracao SA	338,500	2,642,036
esure Group PLC	1,874,500	7,753,987
Fidelity National Financial, Inc. Class A	46,200	1,499,190
MetLife, Inc.	2,824,531	152,298,712
MetLife, Inc. unit	309,915	9,759,223
Prudential Financial, Inc.	296,662	27,358,170
Validus Holdings Ltd.	858,447	34,586,830
		304,389,338
Real Estate Investment Trusts - 2.0%
American Capital Agency Corp.	1,454,548	28,058,231
Annaly Capital Management, Inc.	2,356,009	23,489,410
Coresite Realty Corp.	168,047	5,409,433
First Potomac Realty Trust	1,025,993	11,932,299
Home Properties, Inc.	372,672	19,982,673
Rayonier, Inc.	249,081	10,486,310
Retail Properties America, Inc.	1,038,232	13,206,311
Two Harbors Investment Corp.	1,464,834	13,593,660
Ventas, Inc.	109,690	6,283,043
		132,441,370
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (a)(k)	257,800	5,413,800

	Shares	Value
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	301,008	$ 4,250,233
TOTAL FINANCIALS		1,371,785,507
HEALTH CARE - 11.2%
Biotechnology - 0.5%
Amgen, Inc.	308,900	35,264,024
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	166,600	11,587,030
Covidien PLC	282,500	19,238,250
Hologic, Inc. (a)	84,800	1,895,280
St. Jude Medical, Inc.	230,561	14,283,254
		47,003,814
Health Care Providers & Services - 1.6%
Aetna, Inc.	358,305	24,576,140
Quest Diagnostics, Inc.	249,482	13,357,266
UnitedHealth Group, Inc.	465,423	35,046,352
WellPoint, Inc.	306,360	28,304,600
		101,284,358
Health Care Technology - 0.1%
Quality Systems, Inc.	298,853	6,293,844
Pharmaceuticals - 8.3%
AbbVie, Inc.	314,624	16,615,293
Actavis PLC (a)	154,653	25,981,704
Astellas Pharma, Inc.	206,600	12,248,661
AstraZeneca PLC sponsored ADR	1,050,300	62,356,311
Eli Lilly & Co. (h)	574,977	29,323,827
Johnson & Johnson	1,316,268	120,556,986
Merck & Co., Inc.	2,790,960	139,687,548
Pfizer, Inc.	2,465,912	75,530,885
Sanofi SA	186,368	19,903,159
Teva Pharmaceutical Industries Ltd. sponsored ADR	840,322	33,680,106
		535,884,480
TOTAL HEALTH CARE		725,730,520
INDUSTRIALS - 10.0%
Aerospace & Defense - 1.1%
United Technologies Corp.	645,976	73,512,069
Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	645,416	37,653,569
United Parcel Service, Inc. Class B	954,645	100,314,097
		137,967,666
Commercial Services & Supplies - 1.1%
Intrum Justitia AB	659,308	18,451,214
Republic Services, Inc.	1,651,826	54,840,623
		73,291,837
Electrical Equipment - 0.6%
Eaton Corp. PLC	138,200	10,519,784
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	197,603	$ 13,867,779
Hubbell, Inc. Class B	124,100	13,514,490
		37,902,053
Industrial Conglomerates - 2.7%
General Electric Co.	6,290,176	176,313,633
Machinery - 1.6%
Cummins, Inc. (h)	190,300	26,826,591
Douglas Dynamics, Inc.	587,191	9,876,553
Harsco Corp.	502,809	14,093,736
Stanley Black & Decker, Inc.	593,906	47,922,275
Stanley Black & Decker, Inc. unit (a)	13,400	1,382,880
		100,102,035
Professional Services - 0.5%
Acacia Research Corp.	505,926	7,356,164
Michael Page International PLC	2,755,399	22,266,478
		29,622,642
Road & Rail - 0.3%
Union Pacific Corp.	113,977	19,148,136
TOTAL INDUSTRIALS		647,860,071
INFORMATION TECHNOLOGY - 11.3%
Communications Equipment - 2.3%
Cisco Systems, Inc.	6,683,452	150,043,497
Computers & Peripherals - 0.9%
Apple, Inc.	97,496	54,705,981
EMC Corp.	193,864	4,875,680
		59,581,661
Electronic Equipment & Components - 0.2%
TE Connectivity Ltd.	232,090	12,790,480
IT Services - 4.3%
Accenture PLC Class A	538,971	44,314,196
IBM Corp.	551,563	103,456,672
Paychex, Inc.	2,812,986	128,075,253
		275,846,121
Office Electronics - 0.0%
Xerox Corp.	117,700	1,432,409
Semiconductors & Semiconductor Equipment - 1.8%
Applied Materials, Inc.	2,427,200	42,937,168
Broadcom Corp. Class A	1,660,160	49,223,744
KLA-Tencor Corp.	170,591	10,996,296
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,523,619	15,091,242
		118,248,450
Software - 1.8%
CA Technologies, Inc.	465,919	15,678,174
Microsoft Corp.	2,599,503	97,299,397
		112,977,571
TOTAL INFORMATION TECHNOLOGY		730,920,189

	Shares	Value
MATERIALS - 0.9%
Chemicals - 0.4%
RPM International, Inc.	475,052	$ 19,719,409
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (e)	240,803	6,231,982
Tronox Ltd. Class A	125,500	2,895,285
		28,846,676
Metals & Mining - 0.5%
Commercial Metals Co.	731,327	14,867,878
Freeport-McMoRan Copper & Gold, Inc.	416,394	15,714,710
		30,582,588
TOTAL MATERIALS		59,429,264
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	1,894,159	66,598,630
CenturyLink, Inc.	1,114,725	35,503,991
Verizon Communications, Inc.	1,796,900	88,299,666
		190,402,287
Wireless Telecommunication Services - 1.0%
Vodafone Group PLC	16,451,698	64,773,521
TOTAL TELECOMMUNICATION SERVICES		255,175,808
UTILITIES - 3.7%
Electric Utilities - 3.2%
American Electric Power Co., Inc.	349,172	16,320,299
FirstEnergy Corp.	565,359	18,645,540
Hawaiian Electric Industries, Inc. (e)	563,987	14,697,501
NextEra Energy, Inc.	377,921	32,357,596
Northeast Utilities	375,355	15,911,298
PPL Corp.	1,296,647	39,016,108
Southern Co.	1,347,177	55,382,446
Xcel Energy, Inc.	545,889	15,252,139
		207,582,927
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	86,821	2,012,511
Sempra Energy	327,109	29,361,304
		31,373,815
TOTAL UTILITIES		238,956,742
TOTAL COMMON STOCKS (Cost $4,513,509,884)		5,999,003,729
Preferred Stocks - 1.7%
	Shares	Value
Convertible Preferred Stocks - 1.1%
FINANCIALS - 0.1%
Real Estate Investment Trusts - 0.1%
Weyerhaeuser Co. Series A, 6.375%	111,500	$ 6,204,975
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	29,880	8,554,644
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	179,400	11,745,318
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. Series A, 4.50% (a)	93,900	9,387,183
UTILITIES - 0.6%
Electric Utilities - 0.2%
NextEra Energy, Inc.:
5.889%	90,807	5,135,136
Series E, 5.599%	158,600	9,132,188
		14,267,324
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. 2.00% ZENS	188,700	9,884,106
Dominion Resources, Inc.:
Series A, 6.125%	112,300	6,077,676
Series B, 6.00%	112,400	6,093,204
		22,054,986
TOTAL UTILITIES		36,322,310
TOTAL CONVERTIBLE PREFERRED STOCKS		72,214,430
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	46,518	13,064,541
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc.:
7.00% (f)	22,163	21,165,665
Series A, 8.50%	121,466	3,261,362
		24,427,027
TOTAL NONCONVERTIBLE PREFERRED STOCKS		37,491,568
TOTAL PREFERRED STOCKS (Cost $96,029,323)		109,705,998
Corporate Bonds - 3.1%
		Principal Amount (d)	Value
Convertible Bonds - 3.0%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	6,400,000	$ 10,932,523
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Alpha Natural Resources, Inc. 3.75% 12/15/17		12,370,000	12,788,106
Amyris, Inc. 3% 2/27/17		1,383,000	1,308,429
BPZ Energy, Inc. 8.5% 10/1/17		2,410,000	2,132,850
Chesapeake Energy Corp. 2.5% 5/15/37		8,660,000	8,803,756
Cobalt International Energy, Inc. 2.625% 12/1/19		3,520,000	3,115,200
Ship Finance International Ltd. 3.25% 2/1/18		9,290,000	9,684,825
			37,833,166
FINANCIALS - 0.4%
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		8,210,000	13,382,300
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)		10,438,000	11,946,291
TOTAL FINANCIALS			25,328,591
HEALTH CARE - 0.9%
Biotechnology - 0.1%
Theravance, Inc. 2.125% 1/15/23		4,670,000	6,748,150
Health Care Equipment & Supplies - 0.2%
Teleflex, Inc. 3.875% 8/1/17		7,650,000	12,107,655
Health Care Providers & Services - 0.6%
HealthSouth Corp. 2% 12/1/43		13,908,000	14,656,250
WellPoint, Inc. 2.75% 10/15/42		17,660,000	23,907,225
			38,563,475
TOTAL HEALTH CARE			57,419,280
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.1%
Covanta Holding Corp. 3.25% 6/1/14		5,860,000	6,856,200
Construction & Engineering - 0.2%
Layne Christensen Co. 4.25% 11/15/18 (f)		3,060,000	3,075,300
Corporate Bonds - continued
		Principal Amount (d)	Value
Convertible Bonds - continued
INDUSTRIALS - continued
Construction & Engineering - continued
MasTec, Inc.:
4% 6/15/14		$ 4,000,000	$ 8,320,000
4.25% 12/15/14		550,000	1,179,063
			12,574,363
TOTAL INDUSTRIALS			19,430,563
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
InterDigital, Inc. 2.5% 3/15/16		12,210,000	12,423,675
Liberty Interactive LLC 0.75% 3/30/43 (f)		2,100,000	2,604,105
			15,027,780
Semiconductors & Semiconductor Equipment - 0.3%
GT Advanced Technologies, Inc. 3% 10/1/17		13,190,000	18,078,544
Software - 0.1%
TiVo, Inc. 4% 3/15/16 (f)		5,210,000	7,092,894
TOTAL INFORMATION TECHNOLOGY			40,199,218
MATERIALS - 0.0%
Chemicals - 0.0%
RPM International, Inc. 2.25% 12/15/20		1,500,000	1,660,313
TOTAL CONVERTIBLE BONDS			192,803,654
Nonconvertible Bonds - 0.1%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ILFC E-Capital Trust I 5.46% 12/21/65 (f)(i)		540,000	494,100

		Principal Amount (d)	Value
MATERIALS - 0.1%
Metals & Mining - 0.1%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (f)		$ 3,700,000	$ 2,765,750
JMC Steel Group, Inc. 8.25% 3/15/18 (f)		50,000	50,500
Walter Energy, Inc. 8.5% 4/15/21		5,250,000	4,370,625
			7,186,875
TOTAL NONCONVERTIBLE BONDS			7,680,975
TOTAL CORPORATE BONDS (Cost $173,393,536)			200,484,629
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $3,931,922)	2,560,000	4,016,327
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	177,023,094	177,023,094
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,737,500	5,737,500
TOTAL MONEY MARKET FUNDS (Cost $182,760,594)		182,760,594
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $4,969,625,259)		6,495,971,277
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(37,459,566)
NET ASSETS - 100%		$ 6,458,511,711
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Comcast Corp. Class A	1/18/14 - $49.00	3,668	$ 398,968	$ (1,155,420)
Cummins, Inc.	1/18/14 - $140.00	476	72,542	(129,710)
Eli Lilly & Co.	1/18/14 - $52.50	2,875	112,412	(44,563)
M&T Bank Corp.	1/18/14 - $115.00	845	166,803	(217,588)
Staples, Inc.	1/18/14 - $17.00	2,135	69,174	(10,675)
Well Fargo & Co.	1/18/14 - $44.00	21,691	1,047,459	(3,579,014)
TOTAL WRITTEN OPTIONS	$ 1,867,358	$ (5,136,970)
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,143,455 or 1.0% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $152,140,579.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,763,904 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 5,156,000
New Academy Holding Co. LLC unit	8/1/11	$ 13,406,880
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 266,191
Fidelity Securities Lending Cash Central Fund	977,799
Total	$ 1,243,990
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 503,756,109	$ 477,593,787	$ 2,812,218	$ 23,350,104
Consumer Staples	603,278,061	603,278,061	-	-
Energy	875,175,999	875,175,999	-	-
Financials	1,402,417,509	1,357,231,810	39,771,899	5,413,800
Health Care	734,285,164	702,133,344	32,151,820	-
Industrials	659,605,389	659,605,389	-	-
Information Technology	730,920,189	730,920,189	-	-
Materials	59,429,264	59,429,264	-	-
Telecommunication Services	264,562,991	190,402,287	74,160,704	-
Utilities	275,279,052	251,127,622	24,151,430	-
Corporate Bonds	200,484,629	-	200,484,629	-
Preferred Securities	4,016,327	-	4,016,327	-
Money Market Funds	182,760,594	182,760,594	-	-
Total Investments in Securities:	$ 6,495,971,277	$ 6,089,658,346	$ 377,549,027	$ 28,763,904
Derivative Instruments:
Liabilities
Written Options	$ (5,136,970)	$ (5,136,970)	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,582,185
Level 2 to Level 1	$ 70,127,828
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (5,136,970)
Total Value of Derivatives	$ -	$ (5,136,970)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.8%
United Kingdom	4.6%
Ireland	1.7%
Canada	1.2%
Switzerland	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,556,830) - See accompanying schedule: Unaffiliated issuers (cost $4,786,864,665)	$ 6,313,210,683
Fidelity Central Funds (cost $182,760,594)	182,760,594
Total Investments (cost $4,969,625,259)		$ 6,495,971,277
Cash		614,311
Receivable for investments sold		13,287,124
Receivable for fund shares sold		2,071,839
Dividends receivable		10,872,039
Interest receivable		1,581,529
Distributions receivable from Fidelity Central Funds		24,388
Prepaid expenses		15,583
Other receivables		314,170
Total assets		6,524,752,260

Liabilities
Payable for investments purchased	$ 46,313,941
Payable for fund shares redeemed	5,349,185
Accrued management fee	2,386,342
Distribution and service plan fees payable	393,585
Written options, at value (premium received $1,867,358)	5,136,970
Other affiliated payables	470,567
Other payables and accrued expenses	452,459
Collateral on securities loaned, at value	5,737,500
Total liabilities		66,240,549

Net Assets		$ 6,458,511,711
Net Assets consist of:
Paid in capital		$ 4,946,469,899
Distributions in excess of net investment income		(72,000)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,038,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,523,152,246
Net Assets		$ 6,458,511,711

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($3,947,727,657 ÷ 169,497,923 shares)	$ 23.29

Service Class: Net Asset Value, offering price and redemption price per share ($391,895,679 ÷ 16,890,227 shares)	$ 23.20

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,755,769,154 ÷ 76,740,063 shares)	$ 22.88

Service Class 2R: Net Asset Value, offering price and redemption price per share ($11,979,811 ÷ 526,873 shares)	$ 22.74

Investor Class: Net Asset Value, offering price and redemption price per share ($351,139,410 ÷ 15,128,261 shares)	$ 23.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 173,396,541
Interest		7,797,673
Income from Fidelity Central Funds		1,243,990
Total income		182,438,204

Expenses
Management fee	$ 27,811,092
Transfer agent fees	4,481,786
Distribution and service plan fees	4,613,549
Accounting and security lending fees	1,137,350
Custodian fees and expenses	106,206
Independent trustees' compensation	33,128
Appreciation in deferred trustee compensation account	482
Audit	88,697
Legal	22,919
Miscellaneous	54,366
Total expenses before reductions	38,349,575
Expense reductions	(420,027)	37,929,548
Net investment income (loss)		144,508,656
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	424,202,903
Foreign currency transactions	(125,453)
Written options	2,748,674
Total net realized gain (loss)		426,826,124
Change in net unrealized appreciation (depreciation) on: Investment securities	933,618,681
Assets and liabilities in foreign currencies	54,684
Written options	(3,269,612)
Total change in net unrealized appreciation (depreciation)		930,403,753
Net gain (loss)		1,357,229,877
Net increase (decrease) in net assets resulting from operations		$ 1,501,738,533

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,508,656	$ 160,196,451
Net realized gain (loss)	426,826,124	225,861,427
Change in net unrealized appreciation (depreciation)	930,403,753	499,587,896
Net increase (decrease) in net assets resulting from operations	1,501,738,533	885,645,774
Distributions to shareholders from net investment income	(147,533,373)	(160,836,253)
Distributions to shareholders from net realized gain	(403,959,921)	(361,842,958)
Total distributions	(551,493,294)	(522,679,211)
Share transactions - net increase (decrease)	(90,118,096)	(98,030,068)
Redemption fees	144	2,080
Total increase (decrease) in net assets	860,127,287	264,938,575

Net Assets
Beginning of period	5,598,384,424	5,333,445,849
End of period (including distributions in excess of net investment income of $72,000 and distributions in excess of net investment income of $131,517, respectively)	$ 6,458,511,711	$ 5,598,384,424

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.94	$ 18.69	$ 19.02	$ 16.81	$ 13.18
Income from Investment Operations
Net investment income (loss) C	.56	.59	.48	.30	.33
Net realized and unrealized gain (loss)	4.96	2.59	(.31)	2.24	3.64
Total from investment operations	5.52	3.18	.17	2.54	3.97
Distributions from net investment income	(.60)	(.63) F	(.50)	(.33)	(.34)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.17)	(1.93)	(.50)	(.33)	(.34)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.29	$ 19.94	$ 18.69	$ 19.02	$ 16.81
Total Return A, B	28.15%	17.31%	.97%	15.15%	30.21%
Ratios to Average Net Assets D, G
Expenses before reductions	.55%	.55%	.56%	.56%	.58%
Expenses net of fee waivers, if any	.54%	.55%	.55%	.55%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.55%	.58%
Net investment income (loss)	2.43%	2.94%	2.48%	1.71%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,947,728	$ 3,461,083	$ 3,345,762	$ 3,798,310	$ 3,771,733
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.87	$ 18.63	$ 18.96	$ 16.75	$ 13.14
Income from Investment Operations
Net investment income (loss) C	.53	.57	.46	.28	.31
Net realized and unrealized gain (loss)	4.94	2.57	(.31)	2.24	3.63
Total from investment operations	5.47	3.14	.15	2.52	3.94
Distributions from net investment income	(.57)	(.60) F	(.48)	(.31)	(.33)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.14)	(1.90)	(.48)	(.31)	(.33)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.20	$ 19.87	$ 18.63	$ 18.96	$ 16.75
Total Return A, B	28.01%	17.19%	.86%	15.09%	30.03%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.65%	.66%	.66%	.68%
Expenses net of fee waivers, if any	.64%	.65%	.66%	.65%	.68%
Expenses net of all reductions	.64%	.64%	.64%	.65%	.68%
Net investment income (loss)	2.33%	2.84%	2.38%	1.61%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 391,896	$ 350,493	$ 347,999	$ 414,431	$ 430,383
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.62	$ 18.41	$ 18.75	$ 16.57	$ 13.00
Income from Investment Operations
Net investment income (loss) C	.49	.53	.42	.25	.29
Net realized and unrealized gain (loss)	4.88	2.55	(.31)	2.21	3.58
Total from investment operations	5.37	3.08	.11	2.46	3.87
Distributions from net investment income	(.54)	(.57) F	(.45)	(.28)	(.30)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.11)	(1.87)	(.45)	(.28)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 22.88	$ 19.62	$ 18.41	$ 18.75	$ 16.57
Total Return A, B	27.83%	17.05%	.66%	14.92%	29.88%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.80%	.81%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.80%	.83%
Expenses net of all reductions	.79%	.79%	.80%	.80%	.83%
Net investment income (loss)	2.18%	2.69%	2.23%	1.46%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,755,769	$ 1,560,856	$ 1,457,230	$ 1,619,356	$ 1,558,421
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.53	$ 18.34	$ 18.66	$ 16.49	$ 12.93
Income from Investment Operations
Net investment income (loss) C	.49	.53	.42	.25	.28
Net realized and unrealized gain (loss)	4.84	2.54	(.30)	2.20	3.58
Total from investment operations	5.33	3.07	.12	2.45	3.86
Distributions from net investment income	(.55)	(.58) F	(.44)	(.28)	(.30)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.12)	(1.88)	(.44)	(.28)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 22.74	$ 19.53	$ 18.34	$ 18.66	$ 16.49
Total Return A, B	27.79%	17.05%	.70%	14.90%	29.95%
Ratios to Average Net Assets D, G
Expenses before reductions	.79%	.80%	.81%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.80%	.80%	.80%	.83%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.83%
Net investment income (loss)	2.19%	2.69%	2.23%	1.46%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,980	$ 5,640	$ 3,956	$ 5,405	$ 5,259
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.89	$ 18.64	$ 18.97	$ 16.77	$ 13.15
Income from Investment Operations
Net investment income (loss) C	.54	.57	.46	.28	.31
Net realized and unrealized gain (loss)	4.93	2.59	(.31)	2.23	3.64
Total from investment operations	5.47	3.16	.15	2.51	3.95
Distributions from net investment income	(.58)	(.61) F	(.48)	(.31)	(.33)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.15)	(1.91)	(.48)	(.31)	(.33)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.21	$ 19.89	$ 18.64	$ 18.97	$ 16.77
Total Return A, B	27.99%	17.27%	.89%	15.04%	30.09%
Ratios to Average Net Assets D, G
Expenses before reductions	.63%	.64%	.64%	.65%	.68%
Expenses net of fee waivers, if any	.62%	.64%	.64%	.64%	.68%
Expenses net of all reductions	.62%	.63%	.63%	.64%	.68%
Net investment income (loss)	2.35%	2.85%	2.39%	1.62%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 351,139	$ 220,311	$ 178,499	$ 165,946	$ 147,358
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,712,776,208
Gross unrealized depreciation	(219,402,686)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,493,373,522

Tax Cost	$ 5,002,597,755

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,759,639
Undistributed long-term capital gain	$ 13,764,500
Net unrealized appreciation (depreciation)	$ 1,490,179,750
	December 31, 2013	December 31, 2012
Ordinary Income	$ 279,000,432	$ 250,126,867
Long-term Capital Gains	272,492,862	272,552,344
Total	$ 551,493,294	$ 522,679,211

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $2,748,674 and a change in net unrealized appreciation (depreciation) of $(3,269,612) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$ -
Options Opened	112,703	7,533,155
Options Exercised	(36,096)	(2,608,708)
Options Closed	(33,513)	(1,720,362)
Options Expired	(11,404)	(1,336,727)
Outstanding at end of period	31,690	$ 1,867,358

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,848,843,213 and $2,393,269,140, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 378,082
Service Class 2	4,213,523
Service Class 2 R	21,944
$ 4,613,549

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,602,767
Service Class	261,102
Service Class 2	1,165,791
Service Class 2R	6,010
Investor Class	446,116
$ 4,481,786

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expense. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $38,613 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,942 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

8. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $977,799, including $43,766 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 147,762
Service Class	14,824
Service Class 2	66,075
Service Class 2R	345
Investor Class	11,526
$ 240,532

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $177,294 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,201.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 92,568,520	$ 101,791,140
Service Class	8,840,014	9,989,279
Service Class 2	37,705,026	42,628,835
Service Class 2R	258,073	156,403
Investor Class	8,161,740	6,270,596
Total	$ 147,533,373	$ 160,836,253
From net realized gain
Initial Class	$ 245,504,561	$ 222,187,565
Service Class	24,485,710	22,886,320
Service Class 2	111,276,322	103,060,364
Service Class 2R	724,327	339,927
Investor Class	21,969,001	13,368,782
Total	$ 403,959,921	$ 361,842,958

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	5,939,757	3,870,932	$ 136,791,018	$ 77,988,279
Reinvestment of distributions	15,117,940	16,250,583	338,073,081	323,978,705
Shares redeemed	(25,104,941)	(25,610,108)	(577,075,155)	(515,027,646)
Net increase (decrease)	(4,047,244)	(5,488,593)	$ (102,211,056)	$ (113,060,662)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Service Class
Shares sold	522,521	779,349	$ 11,868,622	$ 15,549,373
Reinvestment of distributions	1,495,670	1,655,419	33,325,724	32,875,599
Shares redeemed	(2,763,995)	(3,480,467)	(62,879,133)	(69,732,701)
Net increase (decrease)	(745,804)	(1,045,699)	$ (17,684,787)	$ (21,307,729)
Service Class 2
Shares sold	5,862,575	9,943,946	$ 132,392,944	$ 192,585,015
Reinvestment of distributions	6,780,471	7,428,210	148,981,348	145,689,199
Shares redeemed	(15,448,401)	(16,965,629)	(348,570,665)	(333,504,543)
Net increase (decrease)	(2,805,355)	406,527	$ (67,196,373)	$ 4,769,671
Service Class 2R
Shares sold	253,817	121,840	$ 5,683,428	$ 2,390,089
Reinvestment of distributions	44,961	25,375	982,400	496,330
Shares redeemed	(60,780)	(74,064)	(1,351,791)	(1,477,846)
Net increase (decrease)	237,998	73,151	$ 5,314,037	$ 1,408,573
Investor Class
Shares sold	3,800,857	1,569,001	$ 86,969,508	$ 31,601,024
Reinvestment of distributions	1,351,634	986,760	30,130,741	19,639,378
Shares redeemed	(1,103,166)	(1,052,779)	(25,440,166)	(21,080,323)
Net increase (decrease)	4,049,325	1,502,982	$ 91,660,083	$ 30,160,079

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/07/2014	02/07/2014	$0.083
Service Class	02/07/2014	02/07/2014	$0.083
Service Class 2	02/07/2014	02/07/2014	$0.083
Investor Class	02/07/2014	02/07/2014	$0.083

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013 $286,257,362, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 10% and 47%; Service Class designates 10% and 48%; Service Class 2 designates 10% and 50%; and Investor Class designates 10% and 48% of the dividends distributed in February and December 2013 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

VIP Equity-Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI-ANN-0214
1.540027.116

Fidelity® Variable Insurance Products:

High Income Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class	5.95%	15.58%	7.13%
VIP High Income Portfolio - Service Class	5.87%	15.44%	7.03%
VIP High Income Portfolio - Service Class 2	5.70%	15.30%	6.87%
VIP High Income Portfolio - Investor Class A	5.95%	15.50%	7.09%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class, the original class of the fund. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year, the fund's share classes underperformed the 7.41% return of the BofA Merrill Lynch index. (For specific portfolio results, please refer to the performance section of this report.) The fund underperformed the index due to its underweighting in lower-quality bonds, which were the top performers in the index during the period. Security selection in metals/mining and technology were negatives. Detractors included drilling services firm Boart Longyear Management and merchant power producer GenOn Energy. Boart suffered from declining commodity prices and GenOn because declining power usage depressed power prices. The fund's cash position, held for liquidity purposes, also detracted in an up market. On the plus side, security selection in energy and an overweighting in the food & drug retail industry helped. Drug store company Rite Aid and not owning Texas-based utility TXU were the top two contributors to performance relative to the index Rite-Aid benefited from increased sales of generic medications as several patents expired, because sales of generics are more profitable to the company than name-brand drugs. TXU lagged because of its imminent bankruptcy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.67%
Actual		$ 1,000.00	$ 1,052.90	$ 3.47
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.76%
Actual		$ 1,000.00	$ 1,054.00	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2.92%
Actual		$ 1,000.00	$ 1,052.10	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Initial Class R	.66%
Actual		$ 1,000.00	$ 1,054.90	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class R	.76%
Actual		$ 1,000.00	$ 1,054.50	$ 3.94
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2R	.92%
Actual		$ 1,000.00	$ 1,053.80	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Investor Class	.70%
Actual		$ 1,000.00	$ 1,053.00	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2013
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Rite Aid Corp.	1.8	3.4
First Data Corp.	1.7	2.0
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.5	0.9
Mirant Americas Generation LLC	1.4	1.8
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	1.4	1.5
	7.8
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.9	12.9
Technology	9.0	8.3
Telecommunications	7.3	9.2
Diversified Financial Services	6.0	5.3
Healthcare	4.8	3.8
Quality Diversification (% of fund's net assets)
As of December 31, 2013	As of June 30, 2013
BBB 1.1%	BBB 1.7%
BB 35.8%	BB 32.1%
B 43.2%	B 46.4%
CCC,CC,C 14.7%	CCC,CC,C 15.7%
Not Rated 0.6%	Not Rated 0.2%
Equities 0.0%	Equities 0.1%
Short-Term Investments and Net Other Assets 4.6%	Short-Term Investments and Net Other Assets 3.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Nonconvertible Bonds 89.3%		Nonconvertible Bonds 93.2%
	Common Stocks 0.0%		Common Stocks 0.1%
	Bank Loan Obligations 5.8%		Bank Loan Obligations 2.8%
	Other Investments 0.3%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.6%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	20.8%	** Foreign investments	18.8%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 89.3%
	Principal Amount	Value
Aerospace - 0.8%
GenCorp, Inc. 7.125% 3/15/21	$ 895,000	$ 957,650
TransDigm, Inc.:
5.5% 10/15/20	5,935,000	5,801,463
7.5% 7/15/21	2,750,000	2,956,250
Triumph Group, Inc. 4.875% 4/1/21	2,210,000	2,143,700
		11,859,063
Air Transportation - 2.7%
Air Canada 6.625% 5/15/18 (d)	4,995,000	4,973,022
American Airlines, Inc. pass-thru certificates Series 2013-1B Class B, 5.625% 1/15/21 (d)	495,000	496,238
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	2,844,624	3,207,314
5.5% 4/29/22	3,015,000	3,105,450
6.125% 4/29/18 (d)	520,000	543,400
9.25% 5/10/17	655,343	725,793
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (d)	1,985,000	2,109,063
6.75% 5/23/17	1,985,000	2,118,988
8.021% 8/10/22	1,533,010	1,724,637
8.954% 8/10/14	1,245,554	1,261,124
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	553,780	599,467
U.S. Airways Group, Inc. 6.125% 6/1/18	3,130,000	3,153,475
U.S. Airways pass-thru certificates: Series 2012-2C, 5.45% 6/3/18	3,565,000	3,502,613
Series 2013-1 Class B, 5.375% 5/15/23	710,000	699,350
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,397,831	2,541,701
9.75% 1/15/17	1,610,949	1,852,591
12% 1/15/16 (d)	454,648	511,479
United Continental Holdings, Inc.:
6% 12/1/20	4,505,000	4,493,738
6% 7/15/26	2,605,000	2,240,300
6% 7/15/28	1,395,000	1,185,750
6.375% 6/1/18	300,000	313,500
		41,358,993
Automotive - 2.9%
American Axle & Manufacturing, Inc.:
5.125% 2/15/19	575,000	590,813
6.25% 3/15/21	6,980,000	7,416,250
Chrysler Group LLC/CG Co-Issuer, Inc. 8% 6/15/19	3,930,000	4,342,650
Dana Holding Corp.:
5.375% 9/15/21	1,085,000	1,089,069

	Principal Amount	Value
6% 9/15/23	$ 1,085,000	$ 1,087,713
6.5% 2/15/19	1,505,000	1,599,063
6.75% 2/15/21	1,710,000	1,838,250
General Motors Co.:
3.5% 10/2/18 (d)	3,425,000	3,502,063
6.25% 10/2/43 (d)	4,155,000	4,316,006
General Motors Financial Co., Inc.:
3.25% 5/15/18 (d)	6,900,000	6,900,000
4.75% 8/15/17 (d)	3,370,000	3,576,413
Jaguar Land Rover PLC 4.125% 12/15/18 (d)	2,675,000	2,691,719
Schaeffler Holding Finance BV 6.875% 8/15/18 pay-in-kind (d)(g)	4,625,000	4,902,500
		43,852,509
Banks & Thrifts - 1.8%
Ally Financial, Inc.:
2.75% 1/30/17	3,010,000	3,021,288
4.75% 9/10/18	6,810,000	7,124,963
Barclays Bank PLC 7.625% 11/21/22	11,385,000	12,125,025
GMAC LLC 8% 12/31/18	2,465,000	2,908,700
Synovus Financial Corp.:
5.125% 6/15/17	760,000	784,700
7.875% 2/15/19	1,568,000	1,760,080
		27,724,756
Broadcasting - 1.6%
AMC Networks, Inc. 4.75% 12/15/22	5,725,000	5,453,063
Clear Channel Communications, Inc.:
4.9% 5/15/15	4,585,000	4,401,600
5.5% 12/15/16	6,085,000	5,354,800
Sirius XM Radio, Inc.:
5.75% 8/1/21 (d)	2,315,000	2,338,150
5.875% 10/1/20 (d)	2,410,000	2,458,200
Starz LLC/Starz Finance Corp. 5% 9/15/19	4,990,000	5,102,275
		25,108,088
Building Materials - 2.8%
Building Materials Corp. of America:
6.75% 5/1/21 (d)	3,680,000	3,983,600
6.875% 8/15/18 (d)	4,490,000	4,770,625
Building Materials Holding Corp. 9% 9/15/18 (d)	4,410,000	4,751,775
HD Supply, Inc.:
7.5% 7/15/20	7,655,000	8,248,263
8.125% 4/15/19	3,615,000	4,026,206
Headwaters, Inc.:
7.25% 1/15/19 (d)	905,000	929,888
7.625% 4/1/19	2,525,000	2,720,688
Masco Corp. 5.95% 3/15/22	1,815,000	1,919,363
Nonconvertible Bonds - continued
	Principal Amount	Value
Building Materials - continued
Texas Industries, Inc. 9.25% 8/15/20	$ 7,285,000	$ 8,113,669
U.S. Concrete, Inc. 8.5% 12/1/18 (d)	1,160,000	1,186,100
USG Corp.:
5.875% 11/1/21 (d)	330,000	343,200
7.875% 3/30/20 (d)	970,000	1,091,250
		42,084,627
Cable TV - 3.1%
Cablevision Systems Corp. 7.75% 4/15/18	740,000	826,025
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	2,155,000	2,214,263
7% 1/15/19	6,450,000	6,796,688
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	3,395,000	3,479,875
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (d)	4,290,000	4,021,875
Cogeco Cable, Inc. 4.875% 5/1/20 (d)	710,000	685,150
DISH DBS Corp. 4.25% 4/1/18	1,705,000	1,739,100
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (d)	2,085,000	2,309,138
Lynx I Corp. 5.375% 4/15/21 (d)	2,550,000	2,550,000
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (d)	2,195,000	2,216,950
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.5% 1/15/23 (d)	4,325,000	4,195,250
7.5% 3/15/19 (d)	950,000	1,033,125
UPCB Finance III Ltd. 6.625% 7/1/20 (d)	2,710,000	2,879,375
UPCB Finance V Ltd. 7.25% 11/15/21 (d)	3,270,000	3,547,950
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (d)	7,920,000	8,395,200
		46,889,964
Capital Goods - 0.4%
Amsted Industries, Inc. 8.125% 3/15/18 (d)	2,030,000	2,139,113
J.B. Poindexter & Co., Inc. 9% 4/1/22 (d)	3,830,000	4,088,525
		6,227,638
Chemicals - 2.5%
Ashland, Inc. 3.875% 4/15/18	3,030,000	3,067,875
INEOS Finance PLC 8.375% 2/15/19 (d)	5,495,000	6,113,188

	Principal Amount	Value
Kinove German Bondco GmbH 9.625% 6/15/18 (d)	$ 5,539,000	$ 6,120,595
LSB Industries, Inc. 7.75% 8/1/19 (d)	1,220,000	1,281,000
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	3,140,000	3,249,900
OMNOVA Solutions, Inc. 7.875% 11/1/18	2,575,000	2,768,125
Rockwood Specialties Group, Inc. 4.625% 10/15/20	2,850,000	2,910,563
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19 (d)	9,195,000	9,493,838
Tronox Finance LLC 6.375% 8/15/20	3,675,000	3,748,500
		38,753,584
Consumer Products - 0.3%
First Quality Finance Co., Inc. 4.625% 5/15/21 (d)	5,415,000	5,144,250
Containers - 2.7%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	1,415,000	1,521,125
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
7% 11/15/20 (d)	4,955,000	5,004,550
7.375% 10/15/17 (d)	335,000	359,706
Ball Corp. 4% 11/15/23	3,285,000	2,940,075
BOE Intermediate Holding Corp. 9.75% 11/1/17 pay-in-kind (d)	2,138,047	2,193,013
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	8,240,000	7,704,400
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	8,455,000	8,624,100
8.5% 5/15/18 (c)	6,290,000	6,635,950
9.875% 8/15/19	5,310,000	5,907,375
		40,890,294
Diversified Financial Services - 6.0%
Aircastle Ltd.:
4.625% 12/15/18	1,245,000	1,254,338
6.25% 12/1/19	1,740,000	1,863,975
6.75% 4/15/17	2,030,000	2,263,450
9.75% 8/1/18	3,295,000	3,599,788
CIT Group, Inc.:
5.25% 3/15/18	4,935,000	5,292,788
5.375% 5/15/20	4,035,000	4,287,188
5.5% 2/15/19 (d)	5,555,000	5,957,738
FLY Leasing Ltd. 6.75% 12/15/20	4,015,000	4,065,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20 (d)	9,685,000	9,975,550
8% 1/15/18	11,285,000	11,736,400
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
ILFC E-Capital Trust I 5.46% 12/21/65 (d)(g)	$ 3,780,000	$ 3,458,700
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(g)	3,865,000	3,652,425
International Lease Finance Corp.:
3.875% 4/15/18	2,365,000	2,370,913
4.625% 4/15/21	2,020,000	1,929,100
5.875% 4/1/19	5,485,000	5,841,525
5.875% 8/15/22	3,480,000	3,471,300
6.25% 5/15/19	2,245,000	2,430,213
8.75% 3/15/17	2,110,000	2,484,525
SLM Corp.:
4.875% 6/17/19	3,775,000	3,761,610
5.5% 1/15/19	8,540,000	8,759,905
8% 3/25/20	1,565,000	1,772,363
8.45% 6/15/18	1,560,000	1,817,400
		92,046,382
Diversified Media - 1.4%
Clear Channel Worldwide Holdings, Inc.:
6.5% 11/15/22	2,715,000	2,752,331
6.5% 11/15/22	4,990,000	5,096,038
Darling Escrow Corp. 5.375% 1/15/22 (d)(f)	990,000	997,425
MDC Partners, Inc. 6.75% 4/1/20 (d)	4,410,000	4,613,963
Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (d)	3,610,000	3,664,150
Nielsen Finance LLC/Nielsen Finance Co. 4.5% 10/1/20	4,525,000	4,400,563
		21,524,470
Electric Utilities - 4.8%
Atlantic Power Corp. 9% 11/15/18	8,740,000	9,111,450
Dolphin Subsidiary II, Inc. 6.5% 10/15/16	1,205,000	1,304,413
GenOn Energy, Inc. 9.5% 10/15/18	1,515,000	1,715,738
Mirant Americas Generation LLC:
8.5% 10/1/21	6,785,000	7,141,213
9.125% 5/1/31	14,265,000	14,514,638
NRG Energy, Inc. 7.625% 1/15/18	5,090,000	5,802,600
NSG Holdings II, LLC 7.75% 12/15/25 (d)	10,300,000	10,969,500
Puget Energy, Inc.:
5.625% 7/15/22	3,925,000	4,268,453
6.5% 12/15/20	3,975,000	4,522,894
The AES Corp.:
4.875% 5/15/23	3,475,000	3,249,125
7.375% 7/1/21	9,660,000	10,891,650
		73,491,674

	Principal Amount	Value
Energy - 11.8%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	$ 4,265,000	$ 4,115,725
Antero Resources Finance Corp.:
5.375% 11/1/21 (d)	1,930,000	1,949,300
6% 12/1/20	6,300,000	6,615,000
7.25% 8/1/19	1,209,000	1,299,675
Basic Energy Services, Inc. 7.75% 2/15/19	615,000	642,675
Chesapeake Energy Corp.:
6.125% 2/15/21	7,230,000	7,754,175
6.875% 11/15/20	1,250,000	1,412,500
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	615,000	654,975
6.125% 7/15/22	1,745,000	1,867,150
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (c)	1,680,000	1,759,800
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22 (d)	1,175,000	1,204,375
7.75% 4/1/19	2,315,000	2,511,775
Denbury Resources, Inc.:
4.625% 7/15/23	6,660,000	6,010,650
6.375% 8/15/21	2,550,000	2,715,750
Edgen Murray Corp. 8.75% 11/1/20 (d)	2,285,000	2,616,325
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (d)	7,515,000	7,590,150
Energy Partners Ltd. 8.25% 2/15/18	2,795,000	3,004,625
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	4,015,000	4,496,800
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	1,655,000	1,781,194
9.375% 5/1/20	8,685,000	10,020,319
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	3,312,000	3,452,760
Exterran Holdings, Inc. 7.25% 12/1/18	7,855,000	8,296,844
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21 (d)	6,300,000	6,252,750
Forbes Energy Services Ltd. 9% 6/15/19	4,680,000	4,586,400
Forest Oil Corp. 7.25% 6/15/19	977,000	951,354
Gibson Energy, Inc. 6.75% 7/15/21 (d)	3,425,000	3,621,938
Hornbeck Offshore Services, Inc.:
5% 3/1/21	2,465,000	2,415,700
5.875% 4/1/20	1,240,000	1,280,300
Kinder Morgan Holding Co. LLC:
5% 2/15/21 (d)	2,525,000	2,487,090
5.625% 11/15/23 (d)	3,645,000	3,529,224
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	$ 6,070,000	$ 6,343,150
Offshore Group Investment Ltd.:
7.125% 4/1/23	1,890,000	1,927,800
7.5% 11/1/19	7,160,000	7,786,500
Oil States International, Inc. 6.5% 6/1/19	3,300,000	3,510,375
Pacific Drilling SA 5.375% 6/1/20 (d)	4,750,000	4,773,750
Petroleum Geo-Services ASA 7.375% 12/15/18 (d)	3,225,000	3,434,625
Precision Drilling Corp.:
6.5% 12/15/21	290,000	308,850
6.625% 11/15/20	2,505,000	2,674,088
Samson Investment Co. 10.5% 2/15/20 (c)(d)	11,155,000	12,158,950
SemGroup Corp. 7.5% 6/15/21 (d)	2,775,000	2,934,563
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23 (d)	2,445,000	2,188,275
5.25% 5/1/23	4,876,000	4,723,625
6.375% 8/1/22	592,000	626,040
6.875% 2/1/21	2,840,000	3,053,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.125% 10/15/21	855,000	880,650
Western Refining, Inc. 6.25% 4/1/21	5,905,000	5,949,288
Whiting Petroleum Corp.:
5% 3/15/19	4,610,000	4,713,725
5.75% 3/15/21	4,815,000	4,983,525
		179,868,077
Entertainment/Film - 0.4%
GLP Capital LP/GLP Financing II, Inc.:
4.375% 11/1/18 (d)	1,735,000	1,774,038
5.375% 11/1/23 (d)	1,310,000	1,287,075
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (d)	2,970,000	3,066,525
		6,127,638
Environmental - 1.5%
ADS Waste Holdings, Inc. 8.25% 10/1/20	5,875,000	6,374,375
Clean Harbors, Inc.:
5.125% 6/1/21	3,450,000	3,484,500
5.25% 8/1/20	2,590,000	2,667,700
Covanta Holding Corp. 7.25% 12/1/20	5,165,000	5,638,600

	Principal Amount	Value
Tervita Corp.:
8% 11/15/18 (d)	$ 2,675,000	$ 2,761,938
9.75% 11/1/19 (d)	1,495,000	1,465,100
10.875% 2/15/18 (d)	875,000	884,275
		23,276,488
Food & Drug Retail - 2.2%
BI-LO LLC/BI-LO Finance Corp. 8.625% 9/15/18 pay-in-kind (d)(g)	1,340,000	1,400,300
JBS Investments GmbH 7.75% 10/28/20 (d)	3,740,000	3,768,050
Rite Aid Corp.:
6.75% 6/15/21	3,520,000	3,691,600
9.25% 3/15/20	21,255,000	24,390,067
		33,250,017
Food/Beverage/Tobacco - 1.8%
Barry Callebaut Services NV 5.5% 6/15/23 (d)	2,485,000	2,534,700
DS Waters of America, Inc. 10% 9/1/21 (d)	1,485,000	1,592,663
ESAL GmbH 6.25% 2/5/23 (d)	7,405,000	6,645,988
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (d)	1,340,000	1,400,300
Hawk Acquisition Sub, Inc. 4.25% 10/15/20 (d)	4,950,000	4,789,125
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
7.25% 6/1/21 (d)	2,930,000	3,047,200
8.25% 2/1/20 (d)	6,670,000	7,236,950
		27,246,926
Gaming - 1.8%
Ameristar Casinos, Inc. 7.5% 4/15/21	7,590,000	8,235,150
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (d)	2,770,000	2,797,700
MCE Finance Ltd. 5% 2/15/21 (d)	5,010,000	4,884,750
MGM Mirage, Inc.:
7.625% 1/15/17	930,000	1,057,875
8.625% 2/1/19	2,760,000	3,236,100
11.375% 3/1/18	2,360,000	2,997,200
PNK Finance Corp. 6.375% 8/1/21 (d)	2,605,000	2,663,613
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (d)	1,490,000	1,463,925
		27,336,313
Healthcare - 4.6%
Community Health Systems, Inc.:
5.125% 8/15/18	3,535,000	3,649,888
8% 11/15/19	8,020,000	8,701,700
DaVita, Inc. 5.75% 8/15/22	6,925,000	7,011,563
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	1,350,000	1,373,625
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
DJO Finance LLC/DJO Finance Corp.: - continued
8.75% 3/15/18	$ 165,000	$ 181,088
9.875% 4/15/18	2,425,000	2,606,875
Emergency Medical Services Corp. 8.125% 6/1/19	3,292,000	3,567,705
HCA Holdings, Inc. 8% 10/1/18	4,350,000	5,138,438
HealthSouth Corp. 7.25% 10/1/18	3,588,000	3,834,675
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	2,595,000	2,776,650
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	235,000	255,269
7.5% 2/15/20	890,000	970,100
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	338,000	365,040
Tenet Healthcare Corp.:
6% 10/1/20 (d)	5,420,000	5,657,125
6.25% 11/1/18	1,435,000	1,589,263
8.125% 4/1/22	7,055,000	7,601,763
Valeant Pharmaceuticals International:
6.5% 7/15/16 (d)	1,314,000	1,356,705
6.75% 8/15/18 (d)	4,195,000	4,609,256
6.875% 12/1/18 (d)	4,655,000	4,980,850
VPI Escrow Corp. 6.375% 10/15/20 (d)	3,960,000	4,172,850
		70,400,428
Homebuilders/Real Estate - 2.8%
CBRE Group, Inc. 6.625% 10/15/20	2,575,000	2,755,250
D.R. Horton, Inc.:
3.625% 2/15/18	3,605,000	3,659,075
4.375% 9/15/22	1,675,000	1,561,938
4.75% 5/15/17	880,000	930,600
Howard Hughes Corp. 6.875% 10/1/21 (d)	2,870,000	2,984,800
Lennar Corp. 4.125% 12/1/18	3,605,000	3,623,025
Standard Pacific Corp. 8.375% 5/15/18	14,220,000	16,708,500
Toll Brothers Finance Corp.:
4% 12/31/18	3,350,000	3,408,625
4.375% 4/15/23	5,520,000	5,119,800
5.625% 1/15/24	2,430,000	2,448,225
		43,199,838
Hotels - 0.7%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (d)	6,570,000	6,816,375
Playa Resorts Holding BV 8% 8/15/20 (d)	3,515,000	3,730,294
		10,546,669

	Principal Amount	Value
Insurance - 0.1%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (d)	$ 2,055,000	$ 2,111,513
Leisure - 1.0%
Cedar Fair LP/Magnum Management Corp. 5.25% 3/15/21	2,230,000	2,202,125
NCL Corp. Ltd. 5% 2/15/18	5,690,000	5,860,700
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	6,045,000	6,045,000
7.5% 10/15/27	595,000	635,163
		14,742,988
Metals/Mining - 2.4%
Beverage Packaging Holdings II SA (Luxembourg):
5.625% 12/15/16 (d)	1,880,000	1,917,600
6% 6/15/17 (d)	960,000	972,000
Boart Longyear Management Pty Ltd.:
7% 4/1/21 (d)	8,355,000	6,245,363
10% 10/1/18 (d)	3,085,000	3,185,263
CONSOL Energy, Inc.:
8% 4/1/17	2,000,000	2,107,500
8.25% 4/1/20	2,770,000	2,998,525
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (d)	3,145,000	3,255,075
7% 11/1/15 (d)	5,401,000	5,603,538
New Gold, Inc. 6.25% 11/15/22 (d)	7,295,000	7,057,913
Walter Energy, Inc.:
8.5% 4/15/21	3,535,000	2,942,888
9.5% 10/15/19 (d)	900,000	949,500
		37,235,165
Paper - 0.4%
Sappi Papier Holding GmbH 7.75% 7/15/17 (d)	4,920,000	5,387,400
Publishing/Printing - 1.3%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (d)	8,095,000	8,944,975
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	2,220,000	2,242,200
7% 2/15/22	1,100,000	1,182,500
7.25% 5/15/18	2,320,000	2,633,200
7.625% 6/15/20	675,000	734,063
8.25% 3/15/19	2,966,000	3,396,070
		19,133,008
Restaurants - 0.3%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	4,035,000	4,660,425
Nonconvertible Bonds - continued
	Principal Amount	Value
Services - 3.7%
APX Group, Inc.:
6.375% 12/1/19	$ 9,500,000	$ 9,642,500
8.75% 12/1/20	8,335,000	8,501,700
8.75% 12/1/20 (d)	480,000	488,400
ARAMARK Corp. 5.75% 3/15/20 (d)	2,805,000	2,931,225
Audatex North America, Inc.:
6% 6/15/21 (d)	4,215,000	4,415,213
6.125% 11/1/23 (d)	460,000	473,800
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9956% 12/1/17 (d)(g)	2,180,000	2,190,900
Bankrate, Inc. 6.125% 8/15/18 (d)	2,580,000	2,683,200
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (d)	4,640,000	4,715,400
FTI Consulting, Inc. 6.75% 10/1/20	3,715,000	4,012,200
Garda World Security Corp. 7.25% 11/15/21 (d)	2,200,000	2,216,500
Hertz Corp. 4.25% 4/1/18	3,145,000	3,223,625
The Geo Group, Inc. 5.875% 1/15/22 (d)	7,310,000	7,255,175
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind	4,340,000	4,578,700
		57,328,538
Shipping - 1.1%
Aguila 3 SA 7.875% 1/31/18 (d)	4,595,000	4,870,700
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (d)	1,785,000	1,820,700
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (d)	7,410,000	7,447,050
8.125% 2/15/19	1,465,000	1,505,288
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 9.25% 4/15/19	420,000	453,075
		16,096,813
Steel - 1.5%
JMC Steel Group, Inc. 8.25% 3/15/18 (d)	4,545,000	4,590,450
Severstal Columbus LLC 10.25% 2/15/18	10,610,000	11,246,600
Steel Dynamics, Inc. 6.125% 8/15/19	7,280,000	7,880,600
		23,717,650
Super Retail - 0.9%
Best Buy Co., Inc. 5% 8/1/18	5,280,000	5,537,664
Netflix, Inc. 5.375% 2/1/21 (d)	3,535,000	3,579,188

	Principal Amount	Value
Sears Holdings Corp. 6.625% 10/15/18	$ 1,385,000	$ 1,253,425
The Bon-Ton Department Stores, Inc. 8% 6/15/21	3,215,000	3,239,113
		13,609,390
Technology - 8.2%
Activision Blizzard, Inc. 5.625% 9/15/21 (d)	2,440,000	2,525,400
ADT Corp. 6.25% 10/15/21 (d)	3,545,000	3,722,250
BMC Software Finance, Inc. 8.125% 7/15/21 (d)	4,560,000	4,696,800
Brocade Communications Systems, Inc. 4.625% 1/15/23 (d)	3,400,000	3,145,000
Ceridian Corp. 11.25% 11/15/15	4,475,000	4,508,563
Compiler Finance Sub, Inc. 7% 5/1/21 (d)	515,000	511,138
First Data Corp.:
6.75% 11/1/20 (d)	3,280,000	3,411,200
7.375% 6/15/19 (d)	3,400,000	3,629,500
8.25% 1/15/21 (d)	6,555,000	6,972,881
12.625% 1/15/21	4,520,000	5,305,350
Flextronics International Ltd. 4.625% 2/15/20	3,020,000	2,944,500
Lucent Technologies, Inc.:
6.45% 3/15/29	6,135,000	5,429,475
6.5% 1/15/28	3,265,000	2,856,875
Nuance Communications, Inc. 5.375% 8/15/20 (d)	13,133,000	12,837,508
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (d)	12,835,000	12,931,263
5.75% 2/15/21 (d)	5,715,000	5,972,175
Sanmina-SCI Corp. 7% 5/15/19 (d)	9,305,000	9,898,194
Seagate HDD Cayman 3.75% 11/15/18 (d)	8,170,000	8,261,913
SoftBank Corp. 4.5% 4/15/20 (d)	6,870,000	6,698,250
Spansion LLC 7.875% 11/15/17	5,850,000	6,091,313
VeriSign, Inc. 4.625% 5/1/23	3,295,000	3,146,725
Viasystems, Inc. 7.875% 5/1/19 (d)	2,810,000	3,038,313
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	2,995,000	3,324,450
13.375% 10/15/19	2,705,000	3,131,038
		124,990,074
Telecommunications - 6.8%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (d)	1,100,000	1,101,375
6.75% 11/15/20 (d)	3,640,000	3,781,050
8.875% 1/1/20 (d)	6,325,000	7,052,375
Altice Financing SA:
6.5% 1/15/22 (d)	685,000	691,850
7.875% 12/15/19 (d)	4,180,000	4,545,750
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Altice Finco SA:
8.125% 1/15/24 (d)	$ 415,000	$ 425,915
9.875% 12/15/20 (d)	2,465,000	2,773,125
Digicel Group Ltd.:
6% 4/15/21 (d)	5,265,000	5,080,725
7% 2/15/20 (d)	295,000	297,950
8.25% 9/1/17 (d)	5,395,000	5,610,800
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	9,505,000	9,267,375
Intelsat Jackson Holdings SA 7.25% 4/1/19	1,835,000	1,981,800
Intelsat Luxembourg SA 7.75% 6/1/21 (d)	5,650,000	6,059,625
Level 3 Financing, Inc. 3.842% 1/15/18 (d)(g)	3,065,000	3,084,156
Neustar, Inc. 4.5% 1/15/23	2,980,000	2,689,450
Sprint Capital Corp.:
6.875% 11/15/28	1,155,000	1,088,588
8.75% 3/15/32	1,155,000	1,238,738
Sprint Communications, Inc. 9% 11/15/18 (d)	6,240,000	7,519,200
T-Mobile U.S.A., Inc.:
5.25% 9/1/18 (d)	7,415,000	7,754,607
6.464% 4/28/19	6,010,000	6,385,625
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	4,310,000	4,482,400
TW Telecom Holdings, Inc. 5.375% 10/1/22	2,815,000	2,765,738
Wind Acquisition Finance SA:
7.25% 2/15/18 (d)	2,770,000	2,915,425
11.75% 7/15/17 (d)	3,170,000	3,372,088
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(g)	12,403,891	12,354,448
		104,320,178
Textiles & Apparel - 0.2%
The William Carter Co. 5.25% 8/15/21 (d)	3,490,000	3,542,350
TOTAL NONCONVERTIBLE BONDS (Cost $1,326,059,757)		1,365,084,178
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (g) (Cost $0)	13,676	9,573
Common Stocks - 0.0%
	Shares	Value
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (a)(d) (Cost $1,273,881)	1	$ 112,009
Bank Loan Obligations - 5.8%
	Principal Amount
Automotive - 0.1%
Allison Transmission, Inc. Tranche B 3LN, term loan 3.75% 8/23/19 (g)	$ 955,000	957,388
Broadcasting - 0.1%
ION Media Networks, Inc. Tranche B, term loan 12/18/20 (h)	1,330,000	1,344,963
Cable TV - 0.2%
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (g)	3,886,015	3,847,155
Containers - 0.2%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 12/17/19 (h)	165,000	165,825
Berry Plastics Corp. Tranche E, term loan 12/18/20 (h)	1,565,000	1,561,088
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4% 12/1/18 (g)	910,000	908,863
		2,635,776
Diversified Financial Services - 0.0%
Moxie Patriot LLC Tranche B, term loan 12/19/20 (h)	400,000	405,500
Energy - 1.1%
Chesapeake Energy Corp. Tranche B, term loan 5.75% 12/2/17 (g)	4,710,000	4,810,323
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (g)	3,645,000	3,617,663
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (g)	6,295,000	6,389,425
Tranche B 1LN, term loan 3.875% 9/30/18 (g)	364,088	366,363
Samson Investment Co. Tranche B 2LN, term loan 9/25/18 (h)	360,000	360,000
Sheridan Investment Partners I term loan 12/16/20 (h)	524,775	526,769
Sheridan Production Partners I:
Tranche A, term loan 12/16/20 (h)	73,000	73,277
Tranche M, term loan 12/16/20 (h)	27,225	27,328
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (g)	250,000	253,125
		16,424,273
Environmental - 0.0%
Darling International, Inc. Tranche B, term loan 12/18/20 (h)	210,000	211,050
Bank Loan Obligations - continued
	Principal Amount	Value
Environmental - continued
WTG Holdings III Corp.:
Tranche 2LN, term loan 12/12/21 (h)	$ 155,000	$ 154,225
Tranche B, term loan 12/12/20 (h)	165,000	164,175
		529,450
Food/Beverage/Tobacco - 0.1%
Del Monte Foods Consumer Products:
Tranche 2LN, term loan 5/26/21 (h)	455,000	459,550
Tranche B 1LN, term loan 11/26/20 (h)	915,000	917,288
		1,376,838
Gaming - 0.2%
Golden Nugget, Inc. Tranche B, term loan:
11/21/19 (i)	145,500	146,591
5.5% 11/21/19 (g)	339,500	342,046
Las Vegas Sands LLC Tranche B, term loan 12/19/20 (h)	2,245,000	2,241,969
		2,730,606
Healthcare - 0.2%
Endo Luxembourg Finance I Comp term loan 12/12/20 (h)	3,735,000	3,744,338
Hotels - 0.3%
Hilton Worldwide Finance, LLC Tranche B, term loan 3.75% 10/25/20 (g)	4,576,368	4,610,691
Insurance - 0.3%
HUB International Ltd. Tranche B, term loan 4.75% 10/2/20 (g)	1,456,350	1,476,375
StoneRiver Group LP:
Tranche 2LN, term loan 8.5% 5/30/20 (g)	1,303,176	1,309,692
Tranche B 1LN, term loan 4.5% 11/30/19 (g)	1,621,838	1,621,838
		4,407,905
Leisure - 0.3%
Equinox Holdings, Inc.:
Tranche 2LN, term loan 9.75% 8/1/20 (g)	1,600,000	1,620,000
Tranche B 1LN, term loan 4.5007% 2/1/20 (g)	2,962,613	2,988,683
		4,608,683
Metals/Mining - 0.7%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (g)	2,358,120	2,316,853

	Principal Amount	Value
Fortescue Metals Group Ltd. Tranche B, term loan 4.25% 6/30/19 (g)	$ 2,428,913	$ 2,459,274
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (g)	5,441,363	5,474,827
		10,250,954
Publishing/Printing - 0.3%
ARC Document Solutions, Inc. Tranche B, term loan 12/20/18 (h)	4,880,000	4,843,400
Services - 0.4%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (g)	4,520,000	4,542,600
EFS Cogen Holdings I LLC Tranche B, term loan 12/17/20 (h)	195,000	195,975
Filtration Group Corp.:
Tranche 2LN, term loan 8.25% 11/21/21 (g)	60,000	60,825
Tranche B 1LN, term loan 4.5% 11/21/20 (g)	75,000	75,281
Garda World Security Corp.:
term loan 4% 11/8/20 (g)	497,685	498,307
Tranche DD, term loan 11/8/20 (i)	127,315	127,474
Redtop Acquisitions Ltd.:
Tranche 2LN, term loan 8.25% 6/3/21 (g)	185,000	187,775
Tranche B 1LN, term loan 4.5% 12/3/20 (g)	105,000	105,263
		5,793,500
Technology - 0.8%
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (g)	350,000	350,875
First Data Corp. term loan 4.164% 3/24/18 (g)	6,685,000	6,668,288
Infor U.S., Inc. Tranche B 5LN, term loan 6/3/20 (h)	860,000	856,818
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (g)	140,000	146,300
Tranche B 1LN, term loan 4.5% 10/30/19 (g)	64,815	65,463
NXP BV Tranche D, term loan 1/11/20 (h)	3,660,000	3,660,000
		11,747,744
Telecommunications - 0.5%
Alcatel-Lucent U.S.A., Inc. Tranche C 1LN, term loan 1/30/19 (h)	6,510,000	6,542,550
Consolidated Communications, Inc. Tranche B, term loan 12/23/20 (h)	140,000	140,000
Bank Loan Obligations - continued
	Principal Amount	Value
Telecommunications - continued
Crown Castle Operating Co. Tranche B, term loan 1/31/21 (h)	$ 305,000	$ 305,000
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (g)	1,260,000	1,271,088
		8,258,638
TOTAL BANK LOAN OBLIGATIONS (Cost $87,245,499)		88,517,802
Preferred Securities - 0.3%

Banks & Thrifts - 0.3%
JPMorgan Chase & Co. 6% (e)(g) (Cost $4,860,000)	4,860,000	4,770,231
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $76,868,755)	76,868,755	76,868,755
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,496,307,892)		1,535,362,548
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(6,982,662)
NET ASSETS - 100%		$ 1,528,379,886
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $605,037,802 or 39.6% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) The coupon rate will be determined upon settlement of the loan after period end.

(i) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $272,815 and $274,065, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 95,258
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$ 112,009	$ -	$ -	$ 112,009
Corporate Bonds	1,365,084,178	-	1,365,084,178	-
Commercial Mortgage Securities	9,573	-	-	9,573
Bank Loan Obligations	88,517,802	-	86,897,802	1,620,000
Preferred Securities	4,770,231	-	4,770,231	-
Money Market Funds	76,868,755	76,868,755	-	-
Total Investments in Securities:	$ 1,535,362,548	$ 76,868,755	$ 1,456,752,211	$ 1,741,582
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	79.2%
Luxembourg	4.3%
Canada	3.2%
Netherlands	2.1%
Bermuda	1.9%
Cayman Islands	1.8%
Australia	1.6%
United Kingdom	1.4%
Austria	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,419,439,137)	$ 1,458,493,793
Fidelity Central Funds (cost $76,868,755)	76,868,755
Total Investments (cost $1,496,307,892)		$ 1,535,362,548
Cash		4,015,234
Receivable for investments sold		1,705,556
Receivable for fund shares sold		2,131,786
Interest receivable		23,220,622
Distributions receivable from Fidelity Central Funds		4,605
Prepaid expenses		3,227
Other receivables		11,207
Total assets		1,566,454,785

Liabilities
Payable for investments purchased
Regular delivery	$ 34,396,427
Delayed delivery	990,000
Payable for fund shares redeemed	1,694,753
Accrued management fee	704,961
Distribution and service plan fees payable	69,658
Other affiliated payables	139,510
Other payables and accrued expenses	79,590
Total liabilities		38,074,899

Net Assets		$ 1,528,379,886
Net Assets consist of:
Paid in capital		$ 1,547,379,547
Undistributed net investment income		1,216,415
Accumulated undistributed net realized gain (loss) on investments		(59,270,732)
Net unrealized appreciation (depreciation) on investments		39,054,656
Net Assets		$ 1,528,379,886

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($587,375,744 ÷ 101,188,593 shares)	$ 5.80

Service Class: Net Asset Value, offering price and redemption price per share ($68,982,149 ÷ 11,953,181 shares)	$ 5.77

Service Class 2: Net Asset Value, offering price and redemption price per share ($280,443,630 ÷ 49,707,292 shares)	$ 5.64

Initial Class R: Net Asset Value, offering price and redemption price per share ($29,558,387 ÷ 5,112,817 shares)	$ 5.78

Service Class R: Net Asset Value, offering price and redemption price per share ($58,041,804 ÷ 10,116,582 shares)	$ 5.74

Service Class 2R: Net Asset Value, offering price and redemption price per share ($4,347,801 ÷ 771,011 shares)	$ 5.64

Investor Class: Net Asset Value, offering price and redemption price per share ($499,630,371 ÷ 86,398,598 shares)	$ 5.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 243,338
Interest		91,407,694
Income from Fidelity Central Funds		95,258
Total income		91,746,290

Expenses
Management fee	$ 8,290,267
Transfer agent fees	1,218,349
Distribution and service plan fees	805,750
Accounting fees and expenses	500,134
Custodian fees and expenses	26,253
Independent trustees' compensation	8,102
Audit	81,461
Legal	15,196
Interest	1,289
Miscellaneous	13,741
Total expenses before reductions	10,960,542
Expense reductions	(59,997)	10,900,545
Net investment income (loss)		80,845,745
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		46,584,559
Change in net unrealized appreciation (depreciation) on investment securities		(41,731,572)
Net gain (loss)		4,852,987
Net increase (decrease) in net assets resulting from operations		$ 85,698,732

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 80,845,745	$ 85,504,440
Net realized gain (loss)	46,584,559	13,064,180
Change in net unrealized appreciation (depreciation)	(41,731,572)	80,611,074
Net increase (decrease) in net assets resulting from operations	85,698,732	179,179,694
Distributions to shareholders from net investment income	(86,921,876)	(84,934,228)
Share transactions - net increase (decrease)	16,318,361	164,623,275
Redemption fees	28,583	64,369
Total increase (decrease) in net assets	15,123,800	258,933,110

Net Assets
Beginning of period	1,513,256,086	1,254,322,976
End of period (including undistributed net investment income of $1,216,415 and undistributed net investment income of $6,819,718, respectively)	$ 1,528,379,886	$ 1,513,256,086

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.81	$ 5.39	$ 5.57	$ 5.29	$ 3.96
Income from Investment Operations
Net investment income (loss) C	.330	.361	.391	.439	.438
Net realized and unrealized gain (loss)	.014	.405	(.171)	.288	1.298
Total from investment operations	.344	.766	.220	.727	1.736
Distributions from net investment income	(.354)	(.346)	(.400)	(.448)	(.406)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.80	$ 5.81	$ 5.39	$ 5.57	$ 5.29
Total Return A,B	5.95%	14.23%	4.03%	13.82%	43.96%
Ratios to Average Net Assets D,F
Expenses before reductions	.68%	.68%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.69%	.69%	.70%
Expenses net of all reductions	.68%	.68%	.69%	.69%	.70%
Net investment income (loss)	5.55%	6.22%	6.85%	7.84%	9.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 587,376	$ 606,506	$ 561,514	$ 594,688	$ 608,802
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.78	$ 5.36	$ 5.54	$ 5.26	$ 3.95
Income from Investment Operations
Net investment income (loss) C	.323	.353	.384	.431	.429
Net realized and unrealized gain (loss)	.015	.407	(.171)	.290	1.281
Total from investment operations	.338	.760	.213	.721	1.710
Distributions from net investment income	(.348)	(.340)	(.393)	(.442)	(.400)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.77	$ 5.78	$ 5.36	$ 5.54	$ 5.26
Total Return A,B	5.87%	14.20%	3.93%	13.79%	43.41%
Ratios to Average Net Assets D,F
Expenses before reductions	.78%	.78%	.79%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.78%	.79%	.78%	.80%
Expenses net of all reductions	.77%	.78%	.79%	.78%	.80%
Net investment income (loss)	5.46%	6.13%	6.75%	7.74%	8.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,982	$ 77,397	$ 91,573	$ 98,988	$ 103,511
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.66	$ 5.26	$ 5.45	$ 5.18	$ 3.89
Income from Investment Operations
Net investment income (loss) C	.307	.338	.368	.417	.422
Net realized and unrealized gain (loss)	.014	.396	(.170)	.287	1.264
Total from investment operations	.321	.734	.198	.704	1.686
Distributions from net investment income	(.341)	(.334)	(.388)	(.435)	(.396)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.64	$ 5.66	$ 5.26	$ 5.45	$ 5.18
Total Return A,B	5.70%	13.97%	3.72%	13.67%	43.46%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.93%	.94%	.94%	.95%
Expenses net of fee waivers, if any	.92%	.93%	.94%	.94%	.95%
Expenses net of all reductions	.92%	.93%	.94%	.94%	.95%
Net investment income (loss)	5.31%	5.98%	6.60%	7.59%	8.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 280,444	$ 281,065	$ 220,333	$ 182,465	$ 181,377
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.79	$ 5.37	$ 5.55	$ 5.27	$ 3.95
Income from Investment Operations
Net investment income (loss) C	.330	.360	.391	.439	.440
Net realized and unrealized gain (loss)	.014	.407	(.171)	.288	1.286
Total from investment operations	.344	.767	.220	.727	1.726
Distributions from net investment income	(.354)	(.347)	(.400)	(.448)	(.406)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.78	$ 5.79	$ 5.37	$ 5.55	$ 5.27
Total Return A,B	5.97%	14.30%	4.05%	13.88%	43.82%
Ratios to Average Net Assets D,F
Expenses before reductions	.68%	.68%	.68%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.68%	.70%
Expenses net of all reductions	.67%	.68%	.68%	.68%	.69%
Net investment income (loss)	5.56%	6.23%	6.85%	7.84%	9.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,558	$ 35,605	$ 31,627	$ 34,946	$ 34,080
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.75	$ 5.34	$ 5.52	$ 5.25	$ 3.94
Income from Investment Operations
Net investment income (loss) C	.321	.352	.383	.433	.431
Net realized and unrealized gain (loss)	.018	.400	(.167)	.280	1.280
Total from investment operations	.339	.752	.216	.713	1.711
Distributions from net investment income	(.349)	(.342)	(.396)	(.444)	(.401)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.74	$ 5.75	$ 5.34	$ 5.52	$ 5.25
Total Return A,B	5.92%	14.10%	3.99%	13.66%	43.56%
Ratios to Average Net Assets D,F
Expenses before reductions	.78%	.78%	.78%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.78%	.78%	.78%	.80%
Expenses net of all reductions	.77%	.78%	.78%	.78%	.80%
Net investment income (loss)	5.46%	6.13%	6.75%	7.74%	8.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,042	$ 69,893	$ 63,557	$ 68,806	$ 47,873
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.65	$ 5.26	$ 5.45	$ 5.17	$ 3.89
Income from Investment Operations
Net investment income (loss) C	.307	.340	.369	.415	.416
Net realized and unrealized gain (loss)	.023	.390	(.175)	.293	1.257
Total from investment operations	.330	.730	.194	.708	1.673
Distributions from net investment income	(.340)	(.340)	(.384)	(.429)	(.393)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.64	$ 5.65	$ 5.26	$ 5.45	$ 5.17
Total Return A,B	5.87%	13.90%	3.64%	13.79%	43.13%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.93%	.93%	.94%	.95%
Expenses net of fee waivers, if any	.92%	.93%	.93%	.93%	.95%
Expenses net of all reductions	.92%	.93%	.93%	.93%	.94%
Net investment income (loss)	5.31%	5.98%	6.60%	7.59%	8.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,348	$ 4,019	$ 1,350	$ 1,543	$ 2,016
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.79	$ 5.37	$ 5.56	$ 5.27	$ 3.96
Income from Investment Operations
Net investment income (loss) C	.327	.358	.388	.437	.441
Net realized and unrealized gain (loss)	.016	.407	(.180)	.298	1.274
Total from investment operations	.343	.765	.208	.735	1.715
Distributions from net investment income	(.353)	(.345)	(.398)	(.446)	(.405)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.78	$ 5.79	$ 5.37	$ 5.56	$ 5.27
Total Return A,B	5.95%	14.26%	3.82%	14.04%	43.43%
Ratios to Average Net Assets D,F
Expenses before reductions	.71%	.71%	.72%	.73%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.72%	.72%	.73%
Expenses net of all reductions	.71%	.71%	.72%	.72%	.73%
Net investment income (loss)	5.52%	6.20%	6.82%	7.81%	8.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,630	$ 438,772	$ 284,370	$ 244,738	$ 182,806
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 53,210,392
Gross unrealized depreciation	(12,963,627)
Net unrealized appreciation (depreciation) on securities and other investments	$ 40,246,765

Tax Cost	$ 1,495,115,783

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (58,936,967)
Net unrealized appreciation (depreciation)	$ 40,246,765

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (58,936,967)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 86,921,876	$ 84,934,228

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,269,172,018 and $1,179,884,778, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 72,026
Service Class 2	669,990
Service Class R	53,854
Service Class 2 R	9,880
$ 805,750

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 437,051
Service Class	51,782
Service Class 2	191,829
Initial Class R	22,129
Service Class R	37,627
Service Class 2R	2,763
Investor Class	475,168
$ 1,218,349

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,831,167.31%		$ 1,289

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,236 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

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Notes to Financial Statements - continued

7. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 23,163
Service Class	2,839
Service Class 2	10,570
Initial Class R	1,247
Service Class R	2,120
Service Class 2R	156
Investor Class	17,960
$ 58,055

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,942.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 33,473,820	$ 34,341,731
Service Class	3,969,791	4,352,958
Service Class 2	16,115,842	15,615,687
Initial Class R	1,722,419	2,033,316
Service Class R	3,349,920	3,948,919
Service Class 2R	230,462	215,852
Investor Class	28,059,622	24,425,765
Total	$ 86,921,876	$ 84,934,228

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	14,039,906	13,853,360	$ 83,416,151	$ 80,405,792
Reinvestment of distributions	5,790,037	5,923,006	33,473,820	34,341,731
Shares redeemed	(23,058,485)	(19,521,567)	(136,983,639)	(112,985,217)
Net increase (decrease)	(3,228,542)	254,799	$ (20,093,668)	$ 1,762,306
Service Class
Shares sold	929,486	1,525,261	$ 5,521,007	$ 8,621,959
Reinvestment of distributions	690,233	754,748	3,969,791	4,352,958
Shares redeemed	(3,064,824)	(5,957,709)	(18,085,383)	(33,943,822)
Net increase (decrease)	(1,445,105)	(3,677,700)	$ (8,594,585)	$ (20,968,905)
Service Class 2
Shares sold	20,103,362	25,700,556	$ 116,574,992	$ 145,593,661
Reinvestment of distributions	2,866,946	2,764,623	16,115,842	15,615,687
Shares redeemed	(22,951,503)	(20,664,331)	(132,172,105)	(115,959,882)
Net increase (decrease)	18,805	7,800,848	$ 518,729	$ 45,249,466
Initial Class R
Shares sold	852,998	2,462,639	$ 5,061,609	$ 14,321,536
Reinvestment of distributions	298,955	351,902	1,722,419	2,033,316
Shares redeemed	(2,192,612)	(2,548,693)	(12,973,240)	(14,732,861)
Net increase (decrease)	(1,040,659)	265,848	$ (6,189,212)	$ 1,621,991
Service Class R
Shares sold	5,190,571	8,023,964	$ 30,731,567	$ 46,504,431
Reinvestment of distributions	585,519	688,191	3,349,920	3,948,919
Shares redeemed	(7,823,949)	(8,456,038)	(46,022,233)	(47,748,690)
Net increase (decrease)	(2,047,859)	256,117	$ (11,940,746)	$ 2,704,660

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9. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Service Class 2R
Shares sold	995,220	580,649	$ 5,809,165	$ 3,315,329
Reinvestment of distributions	40,999	38,276	230,462	215,852
Shares redeemed	(976,234)	(164,440)	(5,617,855)	(925,854)
Net increase (decrease)	59,985	454,485	$ 421,772	$ 2,605,327
Investor Class
Shares sold	25,574,430	28,186,563	$ 151,658,997	$ 162,161,430
Reinvestment of distributions	4,870,500	4,226,954	28,059,622	24,425,765
Shares redeemed	(19,845,132)	(9,530,114)	(117,522,548)	(54,938,765)
Net increase (decrease)	10,599,798	22,883,403	$ 62,196,071	$ 131,648,430

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 39% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

VIP High Income Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 25% means that 75% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2012 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHI-ANN-0214
1.540029.116

Fidelity® Variable Insurance Products:
Equity-Income Portfolio - Service Class 2R

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Equity-Income PortfolioSM - Service Class 2R	27.79%	17.60%	6.25%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Equity-Income PortfolioSM - Service Class 2R on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from James Morrow, Lead Portfolio Manager of VIP Equity-Income Portfolio: For the year, the fund's share classes significantly trailed the benchmark Russell 3000® Value Index, which gained 32.69%. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, stock selection was challenging, especially in information technology, industrials and energy. The fund's cash stake of 5% on average - a reflection of fewer attractive buying opportunities as the period progressed - also detracted. On the positive side, the fund benefited from helpful underweightings in the lagging real estate, utilities and materials sectors, and from overweighting the outperforming software & services industry. The biggest individual detractor was a sizable out-of-index stake in diversified technology stock IBM, which I liked for its competitive dividend, high-return business, solid earnings growth and attractive valuation. But in a market environment that rewarded fast-growing, momentum-oriented stocks, investors found steady growers like IBM to be relatively boring. I think owning "boring" stocks can be very profitable over the long term, which is why I added to my stake in IBM overall, but it was certainly a disappointment for the fund this past year. Other notable relative detractors were Netherlands-based energy producer Royal Dutch Shell and computer and peripherals maker Hewlett-Packard (HP). In the latter case, I avoided owning this benchmark component because I thought the company faced too many long-term headwinds. This decision did not work out well during the year, however, as HP's shares more than doubled. I did, however, invest in Royal Dutch Shell, an out-of-benchmark stock that lagged. Over time, I notably reduced the fund's stake, as I had hoped the company's dividend would grow more quickly. On the positive side, the fund benefited disproportionately from a couple of financials stocks - life insurance provider MetLife and a non-index stake in asset manager Blackstone Group, whose shares gained about 64% and 116%, respectively. Both are good examples of the types of businesses I like to own - they have healthy balance sheets, good dividends and strong competitive positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense RatioB	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.54%
Actual		$ 1,000.00	$ 1,117.70	$ 2.88
HypotheticalA		$ 1,000.00	$ 1,022.48	$ 2.75
Service Class	.64%
Actual		$ 1,000.00	$ 1,117.00	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Service Class 2.79%
Actual		$ 1,000.00	$ 1,116.50	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Service Class 2R	.79%
Actual		$ 1,000.00	$ 1,116.60	$ 4.21
HypotheticalA		$ 1,000.00	$ 1,021.22	$ 4.02
Investor Class	.62%
Actual		$ 1,000.00	$ 1,117.40	$ 3.31
HypotheticalA		$ 1,000.00	$ 1,022.08	$ 3.16

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Chase & Co.	4.1	3.9
Wells Fargo & Co.*	3.1	2.9
Chevron Corp.	3.0	2.9
General Electric Co.	2.7	2.2
Exxon Mobil Corp.	2.6	2.3
MetLife, Inc.	2.4	2.1
Cisco Systems, Inc.	2.3	2.3
Merck & Co., Inc.	2.2	2.1
Procter & Gamble Co.	2.1	2.5
Paychex, Inc.	2.0	2.2
	26.5

* Security or a portion of the security is pledged as collateral for call options written.

Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.2	22.3
Energy	14.2	12.3
Health Care	12.2	13.5
Information Technology	11.9	11.1
Industrials	10.5	10.4
Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Stocks 94.6%		Stocks 93.2%
	Bonds 3.1%		Bonds 3.5%
	Short-Term Investments and Net Other Assets (Liabilities) 2.2%		Short-Term Investments and Net Other Assets (Liabilities) 3.3%
	Other Investments 0.1%		Other Investments 0.0%
* Foreign investments	12.2%	** Foreign investments	9.7%
* Written options	(0.1)%	** Written options	0.0%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 92.9%
	Shares	Value
CONSUMER DISCRETIONARY - 7.6%
Auto Components - 0.2%
Gentex Corp.	492,457	$ 16,246,156
Automobiles - 0.2%
General Motors Co. (a)	301,766	12,333,176
Hotels, Restaurants & Leisure - 1.6%
McDonald's Corp.	547,900	53,162,737
Texas Roadhouse, Inc. Class A	550,397	15,301,037
Wynn Resorts Ltd.	29,950	5,816,590
Yum! Brands, Inc.	388,000	29,336,680
		103,617,044
Leisure Equipment & Products - 0.4%
New Academy Holding Co. LLC unit (j)(k)	127,200	23,350,104
Media - 2.7%
Comcast Corp. Class A (h)	1,708,043	88,758,455
Sinclair Broadcast Group, Inc. Class A	279,207	9,976,066
Time Warner, Inc.	1,085,308	75,667,674
		174,402,195
Multiline Retail - 1.7%
Kohl's Corp.	526,300	29,867,525
Target Corp.	1,261,103	79,789,987
		109,657,512
Specialty Retail - 0.6%
Adastria Holdings Co. Ltd.	77,930	2,812,218
American Eagle Outfitters, Inc.	716,039	10,310,962
Foot Locker, Inc.	352,385	14,602,834
Staples, Inc. (h)	854,036	13,570,632
		41,296,646
Textiles, Apparel & Luxury Goods - 0.2%
Coach, Inc.	174,394	9,788,735
TOTAL CONSUMER DISCRETIONARY		490,691,568
CONSUMER STAPLES - 9.4%
Beverages - 1.9%
Molson Coors Brewing Co. Class B (h)	470,900	26,441,035
PepsiCo, Inc.	284,757	23,617,746
The Coca-Cola Co.	1,746,721	72,157,045
		122,215,826
Food & Staples Retailing - 2.0%
CVS Caremark Corp.	428,200	30,646,274
Wal-Mart Stores, Inc.	395,978	31,159,509
Walgreen Co.	1,197,846	68,804,274
		130,610,057
Food Products - 1.0%
B&G Foods, Inc. Class A	65,051	2,205,879
Kellogg Co.	951,557	58,111,586
		60,317,465
Household Products - 2.1%
Procter & Gamble Co.	1,658,919	135,052,596

	Shares	Value
Tobacco - 2.4%
Altria Group, Inc.	1,194,896	$ 45,872,057
British American Tobacco PLC sponsored ADR	138,097	14,834,380
Lorillard, Inc.	996,073	50,480,980
Philip Morris International, Inc.	503,784	43,894,700
		155,082,117
TOTAL CONSUMER STAPLES		603,278,061
ENERGY - 13.6%
Energy Equipment & Services - 1.8%
Ensco PLC Class A	364,023	20,814,835
Halliburton Co.	35,476	1,800,407
National Oilwell Varco, Inc.	320,906	25,521,654
Noble Corp.	637,502	23,887,200
Schlumberger Ltd.	324,602	29,249,886
Trinidad Drilling Ltd.	1,191,800	11,051,287
		112,325,269
Oil, Gas & Consumable Fuels - 11.8%
Access Midstream Partners LP	181,200	10,252,296
Apache Corp.	586,861	50,434,834
BG Group PLC	160,400	3,446,347
Canadian Natural Resources Ltd.	814,600	27,561,049
Chevron Corp.	1,533,580	191,559,478
CONSOL Energy, Inc.	566,142	21,536,042
EV Energy Partners LP	626,524	21,257,959
Exxon Mobil Corp.	1,644,369	166,410,143
Holly Energy Partners LP	290,744	9,399,754
HollyFrontier Corp.	275,460	13,687,607
Legacy Reserves LP	289,401	8,149,532
Markwest Energy Partners LP	530,529	35,083,883
Occidental Petroleum Corp.	545,587	51,885,324
Royal Dutch Shell PLC Class A sponsored ADR	449,629	32,045,059
Scorpio Tankers, Inc.	327,173	3,857,370
Suncor Energy, Inc.	1,054,300	36,961,292
The Williams Companies, Inc.	1,719,249	66,311,434
Tsakos Energy Navigation Ltd.	563,289	3,385,367
Western Gas Equity Partners LP	43,077	1,701,972
Williams Partners LP	155,800	7,923,988
		762,850,730
TOTAL ENERGY		875,175,999
FINANCIALS - 21.2%
Capital Markets - 3.9%
Aberdeen Asset Management PLC	243,300	2,014,463
Apollo Investment Corp.	1,896,163	16,079,462
Ashmore Group PLC	3,084,342	20,496,462
BlackRock, Inc. Class A	52,357	16,569,420
Carlyle Group LP	215,500	7,676,110
Charles Schwab Corp.	1,117,300	29,049,800
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Greenhill & Co., Inc.	185,003	$ 10,719,074
Invesco Ltd.	267,400	9,733,360
KKR & Co. LP	2,188,157	53,259,741
Morgan Stanley	956,575	29,998,192
The Blackstone Group LP	1,788,326	56,332,269
		251,928,353
Commercial Banks - 5.5%
CIT Group, Inc.	180,538	9,411,446
Comerica, Inc.	331,820	15,774,723
M&T Bank Corp. (h)	341,091	39,709,814
PNC Financial Services Group, Inc.	176,200	13,669,596
Standard Chartered PLC (United Kingdom)	904,693	20,374,519
U.S. Bancorp	1,463,138	59,110,775
Wells Fargo & Co. (h)	4,405,586	200,013,604
		358,064,477
Diversified Financial Services - 4.9%
JPMorgan Chase & Co.	4,555,040	266,378,735
KKR Financial Holdings LLC	4,013,060	48,919,201
		315,297,936
Insurance - 4.7%
ACE Ltd.	526,611	54,520,037
AFLAC, Inc.	209,149	13,971,153
Brasil Insurance Participacoes e Administracao SA	338,500	2,642,036
esure Group PLC	1,874,500	7,753,987
Fidelity National Financial, Inc. Class A	46,200	1,499,190
MetLife, Inc.	2,824,531	152,298,712
MetLife, Inc. unit	309,915	9,759,223
Prudential Financial, Inc.	296,662	27,358,170
Validus Holdings Ltd.	858,447	34,586,830
		304,389,338
Real Estate Investment Trusts - 2.0%
American Capital Agency Corp.	1,454,548	28,058,231
Annaly Capital Management, Inc.	2,356,009	23,489,410
Coresite Realty Corp.	168,047	5,409,433
First Potomac Realty Trust	1,025,993	11,932,299
Home Properties, Inc.	372,672	19,982,673
Rayonier, Inc.	249,081	10,486,310
Retail Properties America, Inc.	1,038,232	13,206,311
Two Harbors Investment Corp.	1,464,834	13,593,660
Ventas, Inc.	109,690	6,283,043
		132,441,370
Real Estate Management & Development - 0.1%
Beazer Pre-Owned Rental Homes, Inc. (a)(k)	257,800	5,413,800

	Shares	Value
Thrifts & Mortgage Finance - 0.1%
Radian Group, Inc.	301,008	$ 4,250,233
TOTAL FINANCIALS		1,371,785,507
HEALTH CARE - 11.2%
Biotechnology - 0.5%
Amgen, Inc.	308,900	35,264,024
Health Care Equipment & Supplies - 0.7%
Baxter International, Inc.	166,600	11,587,030
Covidien PLC	282,500	19,238,250
Hologic, Inc. (a)	84,800	1,895,280
St. Jude Medical, Inc.	230,561	14,283,254
		47,003,814
Health Care Providers & Services - 1.6%
Aetna, Inc.	358,305	24,576,140
Quest Diagnostics, Inc.	249,482	13,357,266
UnitedHealth Group, Inc.	465,423	35,046,352
WellPoint, Inc.	306,360	28,304,600
		101,284,358
Health Care Technology - 0.1%
Quality Systems, Inc.	298,853	6,293,844
Pharmaceuticals - 8.3%
AbbVie, Inc.	314,624	16,615,293
Actavis PLC (a)	154,653	25,981,704
Astellas Pharma, Inc.	206,600	12,248,661
AstraZeneca PLC sponsored ADR	1,050,300	62,356,311
Eli Lilly & Co. (h)	574,977	29,323,827
Johnson & Johnson	1,316,268	120,556,986
Merck & Co., Inc.	2,790,960	139,687,548
Pfizer, Inc.	2,465,912	75,530,885
Sanofi SA	186,368	19,903,159
Teva Pharmaceutical Industries Ltd. sponsored ADR	840,322	33,680,106
		535,884,480
TOTAL HEALTH CARE		725,730,520
INDUSTRIALS - 10.0%
Aerospace & Defense - 1.1%
United Technologies Corp.	645,976	73,512,069
Air Freight & Logistics - 2.1%
C.H. Robinson Worldwide, Inc.	645,416	37,653,569
United Parcel Service, Inc. Class B	954,645	100,314,097
		137,967,666
Commercial Services & Supplies - 1.1%
Intrum Justitia AB	659,308	18,451,214
Republic Services, Inc.	1,651,826	54,840,623
		73,291,837
Electrical Equipment - 0.6%
Eaton Corp. PLC	138,200	10,519,784
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	197,603	$ 13,867,779
Hubbell, Inc. Class B	124,100	13,514,490
		37,902,053
Industrial Conglomerates - 2.7%
General Electric Co.	6,290,176	176,313,633
Machinery - 1.6%
Cummins, Inc. (h)	190,300	26,826,591
Douglas Dynamics, Inc.	587,191	9,876,553
Harsco Corp.	502,809	14,093,736
Stanley Black & Decker, Inc.	593,906	47,922,275
Stanley Black & Decker, Inc. unit (a)	13,400	1,382,880
		100,102,035
Professional Services - 0.5%
Acacia Research Corp.	505,926	7,356,164
Michael Page International PLC	2,755,399	22,266,478
		29,622,642
Road & Rail - 0.3%
Union Pacific Corp.	113,977	19,148,136
TOTAL INDUSTRIALS		647,860,071
INFORMATION TECHNOLOGY - 11.3%
Communications Equipment - 2.3%
Cisco Systems, Inc.	6,683,452	150,043,497
Computers & Peripherals - 0.9%
Apple, Inc.	97,496	54,705,981
EMC Corp.	193,864	4,875,680
		59,581,661
Electronic Equipment & Components - 0.2%
TE Connectivity Ltd.	232,090	12,790,480
IT Services - 4.3%
Accenture PLC Class A	538,971	44,314,196
IBM Corp.	551,563	103,456,672
Paychex, Inc.	2,812,986	128,075,253
		275,846,121
Office Electronics - 0.0%
Xerox Corp.	117,700	1,432,409
Semiconductors & Semiconductor Equipment - 1.8%
Applied Materials, Inc.	2,427,200	42,937,168
Broadcom Corp. Class A	1,660,160	49,223,744
KLA-Tencor Corp.	170,591	10,996,296
Siliconware Precision Industries Co. Ltd. sponsored ADR	2,523,619	15,091,242
		118,248,450
Software - 1.8%
CA Technologies, Inc.	465,919	15,678,174
Microsoft Corp.	2,599,503	97,299,397
		112,977,571
TOTAL INFORMATION TECHNOLOGY		730,920,189

	Shares	Value
MATERIALS - 0.9%
Chemicals - 0.4%
RPM International, Inc.	475,052	$ 19,719,409
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR (e)	240,803	6,231,982
Tronox Ltd. Class A	125,500	2,895,285
		28,846,676
Metals & Mining - 0.5%
Commercial Metals Co.	731,327	14,867,878
Freeport-McMoRan Copper & Gold, Inc.	416,394	15,714,710
		30,582,588
TOTAL MATERIALS		59,429,264
TELECOMMUNICATION SERVICES - 4.0%
Diversified Telecommunication Services - 3.0%
AT&T, Inc.	1,894,159	66,598,630
CenturyLink, Inc.	1,114,725	35,503,991
Verizon Communications, Inc.	1,796,900	88,299,666
		190,402,287
Wireless Telecommunication Services - 1.0%
Vodafone Group PLC	16,451,698	64,773,521
TOTAL TELECOMMUNICATION SERVICES		255,175,808
UTILITIES - 3.7%
Electric Utilities - 3.2%
American Electric Power Co., Inc.	349,172	16,320,299
FirstEnergy Corp.	565,359	18,645,540
Hawaiian Electric Industries, Inc. (e)	563,987	14,697,501
NextEra Energy, Inc.	377,921	32,357,596
Northeast Utilities	375,355	15,911,298
PPL Corp.	1,296,647	39,016,108
Southern Co.	1,347,177	55,382,446
Xcel Energy, Inc.	545,889	15,252,139
		207,582,927
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.	86,821	2,012,511
Sempra Energy	327,109	29,361,304
		31,373,815
TOTAL UTILITIES		238,956,742
TOTAL COMMON STOCKS (Cost $4,513,509,884)		5,999,003,729
Preferred Stocks - 1.7%
	Shares	Value
Convertible Preferred Stocks - 1.1%
FINANCIALS - 0.1%
Real Estate Investment Trusts - 0.1%
Weyerhaeuser Co. Series A, 6.375%	111,500	$ 6,204,975
HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Alere, Inc. 3.00%	29,880	8,554,644
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
United Technologies Corp. 7.50%	179,400	11,745,318
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. Series A, 4.50% (a)	93,900	9,387,183
UTILITIES - 0.6%
Electric Utilities - 0.2%
NextEra Energy, Inc.:
5.889%	90,807	5,135,136
Series E, 5.599%	158,600	9,132,188
		14,267,324
Multi-Utilities - 0.4%
CenterPoint Energy, Inc. 2.00% ZENS	188,700	9,884,106
Dominion Resources, Inc.:
Series A, 6.125%	112,300	6,077,676
Series B, 6.00%	112,400	6,093,204
		22,054,986
TOTAL UTILITIES		36,322,310
TOTAL CONVERTIBLE PREFERRED STOCKS		72,214,430
Nonconvertible Preferred Stocks - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen AG	46,518	13,064,541
FINANCIALS - 0.4%
Consumer Finance - 0.4%
Ally Financial, Inc.:
7.00% (f)	22,163	21,165,665
Series A, 8.50%	121,466	3,261,362
		24,427,027
TOTAL NONCONVERTIBLE PREFERRED STOCKS		37,491,568
TOTAL PREFERRED STOCKS (Cost $96,029,323)		109,705,998
Corporate Bonds - 3.1%
		Principal Amount (d)	Value
Convertible Bonds - 3.0%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Volkswagen International Finance NV 5.5% 11/9/15 (f)	EUR	6,400,000	$ 10,932,523
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Alpha Natural Resources, Inc. 3.75% 12/15/17		12,370,000	12,788,106
Amyris, Inc. 3% 2/27/17		1,383,000	1,308,429
BPZ Energy, Inc. 8.5% 10/1/17		2,410,000	2,132,850
Chesapeake Energy Corp. 2.5% 5/15/37		8,660,000	8,803,756
Cobalt International Energy, Inc. 2.625% 12/1/19		3,520,000	3,115,200
Ship Finance International Ltd. 3.25% 2/1/18		9,290,000	9,684,825
			37,833,166
FINANCIALS - 0.4%
Insurance - 0.2%
Fidelity National Financial, Inc. 4.25% 8/15/18		8,210,000	13,382,300
Thrifts & Mortgage Finance - 0.2%
MGIC Investment Corp. 9% 4/1/63 (f)		10,438,000	11,946,291
TOTAL FINANCIALS			25,328,591
HEALTH CARE - 0.9%
Biotechnology - 0.1%
Theravance, Inc. 2.125% 1/15/23		4,670,000	6,748,150
Health Care Equipment & Supplies - 0.2%
Teleflex, Inc. 3.875% 8/1/17		7,650,000	12,107,655
Health Care Providers & Services - 0.6%
HealthSouth Corp. 2% 12/1/43		13,908,000	14,656,250
WellPoint, Inc. 2.75% 10/15/42		17,660,000	23,907,225
			38,563,475
TOTAL HEALTH CARE			57,419,280
INDUSTRIALS - 0.3%
Commercial Services & Supplies - 0.1%
Covanta Holding Corp. 3.25% 6/1/14		5,860,000	6,856,200
Construction & Engineering - 0.2%
Layne Christensen Co. 4.25% 11/15/18 (f)		3,060,000	3,075,300
Corporate Bonds - continued
		Principal Amount (d)	Value
Convertible Bonds - continued
INDUSTRIALS - continued
Construction & Engineering - continued
MasTec, Inc.:
4% 6/15/14		$ 4,000,000	$ 8,320,000
4.25% 12/15/14		550,000	1,179,063
			12,574,363
TOTAL INDUSTRIALS			19,430,563
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.2%
InterDigital, Inc. 2.5% 3/15/16		12,210,000	12,423,675
Liberty Interactive LLC 0.75% 3/30/43 (f)		2,100,000	2,604,105
			15,027,780
Semiconductors & Semiconductor Equipment - 0.3%
GT Advanced Technologies, Inc. 3% 10/1/17		13,190,000	18,078,544
Software - 0.1%
TiVo, Inc. 4% 3/15/16 (f)		5,210,000	7,092,894
TOTAL INFORMATION TECHNOLOGY			40,199,218
MATERIALS - 0.0%
Chemicals - 0.0%
RPM International, Inc. 2.25% 12/15/20		1,500,000	1,660,313
TOTAL CONVERTIBLE BONDS			192,803,654
Nonconvertible Bonds - 0.1%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
ILFC E-Capital Trust I 5.46% 12/21/65 (f)(i)		540,000	494,100

		Principal Amount (d)	Value
MATERIALS - 0.1%
Metals & Mining - 0.1%
Boart Longyear Management Pty Ltd. 7% 4/1/21 (f)		$ 3,700,000	$ 2,765,750
JMC Steel Group, Inc. 8.25% 3/15/18 (f)		50,000	50,500
Walter Energy, Inc. 8.5% 4/15/21		5,250,000	4,370,625
			7,186,875
TOTAL NONCONVERTIBLE BONDS			7,680,975
TOTAL CORPORATE BONDS (Cost $173,393,536)			200,484,629
Preferred Securities - 0.1%

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $3,931,922)	2,560,000	4,016,327
Money Market Funds - 2.8%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	177,023,094	177,023,094
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	5,737,500	5,737,500
TOTAL MONEY MARKET FUNDS (Cost $182,760,594)		182,760,594
TOTAL INVESTMENT PORTFOLIO - 100.6% (Cost $4,969,625,259)		6,495,971,277
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(37,459,566)
NET ASSETS - 100%		$ 6,458,511,711
Written Options
	Expiration Date/Exercise Price	Number of Contracts	Premium	Value
Call Options
Comcast Corp. Class A	1/18/14 - $49.00	3,668	$ 398,968	$ (1,155,420)
Cummins, Inc.	1/18/14 - $140.00	476	72,542	(129,710)
Eli Lilly & Co.	1/18/14 - $52.50	2,875	112,412	(44,563)
M&T Bank Corp.	1/18/14 - $115.00	845	166,803	(217,588)
Staples, Inc.	1/18/14 - $17.00	2,135	69,174	(10,675)
Well Fargo & Co.	1/18/14 - $44.00	21,691	1,047,459	(3,579,014)
TOTAL WRITTEN OPTIONS	$ 1,867,358	$ (5,136,970)
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,143,455 or 1.0% of net assets.

(g) Security is perpetual in nature with no stated maturity date.
(h) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $152,140,579.
(i) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(j) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $28,763,904 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Beazer Pre-Owned Rental Homes, Inc.	5/3/12 - 10/23/12	$ 5,156,000
New Academy Holding Co. LLC unit	8/1/11	$ 13,406,880
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 266,191
Fidelity Securities Lending Cash Central Fund	977,799
Total	$ 1,243,990
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 503,756,109	$ 477,593,787	$ 2,812,218	$ 23,350,104
Consumer Staples	603,278,061	603,278,061	-	-
Energy	875,175,999	875,175,999	-	-
Financials	1,402,417,509	1,357,231,810	39,771,899	5,413,800
Health Care	734,285,164	702,133,344	32,151,820	-
Industrials	659,605,389	659,605,389	-	-
Information Technology	730,920,189	730,920,189	-	-
Materials	59,429,264	59,429,264	-	-
Telecommunication Services	264,562,991	190,402,287	74,160,704	-
Utilities	275,279,052	251,127,622	24,151,430	-
Corporate Bonds	200,484,629	-	200,484,629	-
Preferred Securities	4,016,327	-	4,016,327	-
Money Market Funds	182,760,594	182,760,594	-	-
Total Investments in Securities:	$ 6,495,971,277	$ 6,089,658,346	$ 377,549,027	$ 28,763,904
Derivative Instruments:
Liabilities
Written Options	$ (5,136,970)	$ (5,136,970)	$ -	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 7,582,185
Level 2 to Level 1	$ 70,127,828
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Written Options (a)	$ -	$ (5,136,970)
Total Value of Derivatives	$ -	$ (5,136,970)
(a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	87.8%
United Kingdom	4.6%
Ireland	1.7%
Canada	1.2%
Switzerland	1.1%
Bermuda	1.0%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $5,556,830) - See accompanying schedule: Unaffiliated issuers (cost $4,786,864,665)	$ 6,313,210,683
Fidelity Central Funds (cost $182,760,594)	182,760,594
Total Investments (cost $4,969,625,259)		$ 6,495,971,277
Cash		614,311
Receivable for investments sold		13,287,124
Receivable for fund shares sold		2,071,839
Dividends receivable		10,872,039
Interest receivable		1,581,529
Distributions receivable from Fidelity Central Funds		24,388
Prepaid expenses		15,583
Other receivables		314,170
Total assets		6,524,752,260

Liabilities
Payable for investments purchased	$ 46,313,941
Payable for fund shares redeemed	5,349,185
Accrued management fee	2,386,342
Distribution and service plan fees payable	393,585
Written options, at value (premium received $1,867,358)	5,136,970
Other affiliated payables	470,567
Other payables and accrued expenses	452,459
Collateral on securities loaned, at value	5,737,500
Total liabilities		66,240,549

Net Assets		$ 6,458,511,711
Net Assets consist of:
Paid in capital		$ 4,946,469,899
Distributions in excess of net investment income		(72,000)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,038,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,523,152,246
Net Assets		$ 6,458,511,711

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($3,947,727,657 ÷ 169,497,923 shares)	$ 23.29

Service Class: Net Asset Value, offering price and redemption price per share ($391,895,679 ÷ 16,890,227 shares)	$ 23.20

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,755,769,154 ÷ 76,740,063 shares)	$ 22.88

Service Class 2R: Net Asset Value, offering price and redemption price per share ($11,979,811 ÷ 526,873 shares)	$ 22.74

Investor Class: Net Asset Value, offering price and redemption price per share ($351,139,410 ÷ 15,128,261 shares)	$ 23.21

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 173,396,541
Interest		7,797,673
Income from Fidelity Central Funds		1,243,990
Total income		182,438,204

Expenses
Management fee	$ 27,811,092
Transfer agent fees	4,481,786
Distribution and service plan fees	4,613,549
Accounting and security lending fees	1,137,350
Custodian fees and expenses	106,206
Independent trustees' compensation	33,128
Appreciation in deferred trustee compensation account	482
Audit	88,697
Legal	22,919
Miscellaneous	54,366
Total expenses before reductions	38,349,575
Expense reductions	(420,027)	37,929,548
Net investment income (loss)		144,508,656
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	424,202,903
Foreign currency transactions	(125,453)
Written options	2,748,674
Total net realized gain (loss)		426,826,124
Change in net unrealized appreciation (depreciation) on: Investment securities	933,618,681
Assets and liabilities in foreign currencies	54,684
Written options	(3,269,612)
Total change in net unrealized appreciation (depreciation)		930,403,753
Net gain (loss)		1,357,229,877
Net increase (decrease) in net assets resulting from operations		$ 1,501,738,533

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 144,508,656	$ 160,196,451
Net realized gain (loss)	426,826,124	225,861,427
Change in net unrealized appreciation (depreciation)	930,403,753	499,587,896
Net increase (decrease) in net assets resulting from operations	1,501,738,533	885,645,774
Distributions to shareholders from net investment income	(147,533,373)	(160,836,253)
Distributions to shareholders from net realized gain	(403,959,921)	(361,842,958)
Total distributions	(551,493,294)	(522,679,211)
Share transactions - net increase (decrease)	(90,118,096)	(98,030,068)
Redemption fees	144	2,080
Total increase (decrease) in net assets	860,127,287	264,938,575

Net Assets
Beginning of period	5,598,384,424	5,333,445,849
End of period (including distributions in excess of net investment income of $72,000 and distributions in excess of net investment income of $131,517, respectively)	$ 6,458,511,711	$ 5,598,384,424

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.94	$ 18.69	$ 19.02	$ 16.81	$ 13.18
Income from Investment Operations
Net investment income (loss) C	.56	.59	.48	.30	.33
Net realized and unrealized gain (loss)	4.96	2.59	(.31)	2.24	3.64
Total from investment operations	5.52	3.18	.17	2.54	3.97
Distributions from net investment income	(.60)	(.63) F	(.50)	(.33)	(.34)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.17)	(1.93)	(.50)	(.33)	(.34)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.29	$ 19.94	$ 18.69	$ 19.02	$ 16.81
Total Return A, B	28.15%	17.31%	.97%	15.15%	30.21%
Ratios to Average Net Assets D, G
Expenses before reductions	.55%	.55%	.56%	.56%	.58%
Expenses net of fee waivers, if any	.54%	.55%	.55%	.55%	.58%
Expenses net of all reductions	.54%	.54%	.54%	.55%	.58%
Net investment income (loss)	2.43%	2.94%	2.48%	1.71%	2.29%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,947,728	$ 3,461,083	$ 3,345,762	$ 3,798,310	$ 3,771,733
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.87	$ 18.63	$ 18.96	$ 16.75	$ 13.14
Income from Investment Operations
Net investment income (loss) C	.53	.57	.46	.28	.31
Net realized and unrealized gain (loss)	4.94	2.57	(.31)	2.24	3.63
Total from investment operations	5.47	3.14	.15	2.52	3.94
Distributions from net investment income	(.57)	(.60) F	(.48)	(.31)	(.33)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.14)	(1.90)	(.48)	(.31)	(.33)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.20	$ 19.87	$ 18.63	$ 18.96	$ 16.75
Total Return A, B	28.01%	17.19%	.86%	15.09%	30.03%
Ratios to Average Net Assets D, G
Expenses before reductions	.65%	.65%	.66%	.66%	.68%
Expenses net of fee waivers, if any	.64%	.65%	.66%	.65%	.68%
Expenses net of all reductions	.64%	.64%	.64%	.65%	.68%
Net investment income (loss)	2.33%	2.84%	2.38%	1.61%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 391,896	$ 350,493	$ 347,999	$ 414,431	$ 430,383
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.62	$ 18.41	$ 18.75	$ 16.57	$ 13.00
Income from Investment Operations
Net investment income (loss) C	.49	.53	.42	.25	.29
Net realized and unrealized gain (loss)	4.88	2.55	(.31)	2.21	3.58
Total from investment operations	5.37	3.08	.11	2.46	3.87
Distributions from net investment income	(.54)	(.57) F	(.45)	(.28)	(.30)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.11)	(1.87)	(.45)	(.28)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 22.88	$ 19.62	$ 18.41	$ 18.75	$ 16.57
Total Return A, B	27.83%	17.05%	.66%	14.92%	29.88%
Ratios to Average Net Assets D, G
Expenses before reductions	.80%	.80%	.81%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.80%	.81%	.80%	.83%
Expenses net of all reductions	.79%	.79%	.80%	.80%	.83%
Net investment income (loss)	2.18%	2.69%	2.23%	1.46%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,755,769	$ 1,560,856	$ 1,457,230	$ 1,619,356	$ 1,558,421
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.53	$ 18.34	$ 18.66	$ 16.49	$ 12.93
Income from Investment Operations
Net investment income (loss) C	.49	.53	.42	.25	.28
Net realized and unrealized gain (loss)	4.84	2.54	(.30)	2.20	3.58
Total from investment operations	5.33	3.07	.12	2.45	3.86
Distributions from net investment income	(.55)	(.58) F	(.44)	(.28)	(.30)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.12)	(1.88)	(.44)	(.28)	(.30)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 22.74	$ 19.53	$ 18.34	$ 18.66	$ 16.49
Total Return A, B	27.79%	17.05%	.70%	14.90%	29.95%
Ratios to Average Net Assets D, G
Expenses before reductions	.79%	.80%	.81%	.81%	.83%
Expenses net of fee waivers, if any	.79%	.80%	.80%	.80%	.83%
Expenses net of all reductions	.79%	.79%	.79%	.80%	.83%
Net investment income (loss)	2.19%	2.69%	2.23%	1.46%	2.04%
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,980	$ 5,640	$ 3,956	$ 5,405	$ 5,259
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 19.89	$ 18.64	$ 18.97	$ 16.77	$ 13.15
Income from Investment Operations
Net investment income (loss) C	.54	.57	.46	.28	.31
Net realized and unrealized gain (loss)	4.93	2.59	(.31)	2.23	3.64
Total from investment operations	5.47	3.16	.15	2.51	3.95
Distributions from net investment income	(.58)	(.61) F	(.48)	(.31)	(.33)
Distributions from net realized gain	(1.57)	(1.30) F	-	-	-
Total distributions	(2.15)	(1.91)	(.48)	(.31)	(.33)
Redemption fees added to paid in capital C, H	-	-	-	-	-
Net asset value, end of period	$ 23.21	$ 19.89	$ 18.64	$ 18.97	$ 16.77
Total Return A, B	27.99%	17.27%	.89%	15.04%	30.09%
Ratios to Average Net Assets D, G
Expenses before reductions	.63%	.64%	.64%	.65%	.68%
Expenses net of fee waivers, if any	.62%	.64%	.64%	.64%	.68%
Expenses net of all reductions	.62%	.63%	.63%	.64%	.68%
Net investment income (loss)	2.35%	2.85%	2.39%	1.62%	2.19%
Supplemental Data
Net assets, end of period (000 omitted)	$ 351,139	$ 220,311	$ 178,499	$ 165,946	$ 147,358
Portfolio turnover rate E	32%	48%	96%	29%	29%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Equity-Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, contingent interest, partnerships, deferred trustees compensation, equity-debt classifications and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,712,776,208
Gross unrealized depreciation	(219,402,686)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,493,373,522

Tax Cost	$ 5,002,597,755

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 8,759,639
Undistributed long-term capital gain	$ 13,764,500
Net unrealized appreciation (depreciation)	$ 1,490,179,750
	December 31, 2013	December 31, 2012
Ordinary Income	$ 279,000,432	$ 250,126,867
Long-term Capital Gains	272,492,862	272,552,344
Total	$ 551,493,294	$ 522,679,211

Trading (Redemption) Fees. Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

Annual Report

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are reflected separately on the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options" and are representative of volume of activity during the period.

During the period, the Fund recognized net realized gain (loss) of $2,748,674 and a change in net unrealized appreciation (depreciation) of $(3,269,612) related to its investment in written options. This amount is included in the Statement of Operations.

The following is a summary of the Fund's written options activity:

Written Options	Number of Contracts	Amount of Premiums
Outstanding at beginning of period	-	$ -
Options Opened	112,703	7,533,155
Options Exercised	(36,096)	(2,608,708)
Options Closed	(33,513)	(1,720,362)
Options Expired	(11,404)	(1,336,727)
Outstanding at end of period	31,690	$ 1,867,358

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,848,843,213 and $2,393,269,140, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .45% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 378,082
Service Class 2	4,213,523
Service Class 2 R	21,944
$ 4,613,549

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 2,602,767
Service Class	261,102
Service Class 2	1,165,791
Service Class 2R	6,010
Investor Class	446,116
$ 4,481,786

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expense. Investor Class pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $38,613 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,942 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The

Annual Report

8. Security Lending - continued

market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $977,799, including $43,766 from securities loaned to FCM.

9. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 147,762
Service Class	14,824
Service Class 2	66,075
Service Class 2R	345
Investor Class	11,526
$ 240,532

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $177,294 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,201.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 92,568,520	$ 101,791,140
Service Class	8,840,014	9,989,279
Service Class 2	37,705,026	42,628,835
Service Class 2R	258,073	156,403
Investor Class	8,161,740	6,270,596
Total	$ 147,533,373	$ 160,836,253
From net realized gain
Initial Class	$ 245,504,561	$ 222,187,565
Service Class	24,485,710	22,886,320
Service Class 2	111,276,322	103,060,364
Service Class 2R	724,327	339,927
Investor Class	21,969,001	13,368,782
Total	$ 403,959,921	$ 361,842,958

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	5,939,757	3,870,932	$ 136,791,018	$ 77,988,279
Reinvestment of distributions	15,117,940	16,250,583	338,073,081	323,978,705
Shares redeemed	(25,104,941)	(25,610,108)	(577,075,155)	(515,027,646)
Net increase (decrease)	(4,047,244)	(5,488,593)	$ (102,211,056)	$ (113,060,662)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Service Class
Shares sold	522,521	779,349	$ 11,868,622	$ 15,549,373
Reinvestment of distributions	1,495,670	1,655,419	33,325,724	32,875,599
Shares redeemed	(2,763,995)	(3,480,467)	(62,879,133)	(69,732,701)
Net increase (decrease)	(745,804)	(1,045,699)	$ (17,684,787)	$ (21,307,729)
Service Class 2
Shares sold	5,862,575	9,943,946	$ 132,392,944	$ 192,585,015
Reinvestment of distributions	6,780,471	7,428,210	148,981,348	145,689,199
Shares redeemed	(15,448,401)	(16,965,629)	(348,570,665)	(333,504,543)
Net increase (decrease)	(2,805,355)	406,527	$ (67,196,373)	$ 4,769,671
Service Class 2R
Shares sold	253,817	121,840	$ 5,683,428	$ 2,390,089
Reinvestment of distributions	44,961	25,375	982,400	496,330
Shares redeemed	(60,780)	(74,064)	(1,351,791)	(1,477,846)
Net increase (decrease)	237,998	73,151	$ 5,314,037	$ 1,408,573
Investor Class
Shares sold	3,800,857	1,569,001	$ 86,969,508	$ 31,601,024
Reinvestment of distributions	1,351,634	986,760	30,130,741	19,639,378
Shares redeemed	(1,103,166)	(1,052,779)	(25,440,166)	(21,080,323)
Net increase (decrease)	4,049,325	1,502,982	$ 91,660,083	$ 30,160,079

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 13% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Equity-Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Equity-Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Equity-Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity fund's valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Equity-Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Service Class 2R	02/07/2014	02/07/2014	$0.083

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2013 $286,257,362, or, if subsequently determined to be different, the net capital gain of such year.

Service Class 2R designates 10% and 49% of the dividends distributed in February and December 2013 respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Equity-Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

VIP Equity-Income Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 13% means that 87% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Equity-Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company
Chicago, IL

VIPEI2R-ANN-0214
1.782454.112

Fidelity® Variable Insurance Products:

Overseas Portfolio

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class	30.44%	13.30%	6.99%
VIP Overseas Portfolio - Service Class	30.38%	13.20%	6.89%
VIP Overseas Portfolio - Service Class 2	30.17%	13.03%	6.73%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of The Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the year, fund's share classes easily outpaced the 22.92% advance of the MSCI® EAFE® Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, the fund found success among many Internet-related and e-commerce stocks, most notably SouFun Holdings, China's leading residential real estate Internet portal. Japanese telecommunications firm SoftBank also provided a nice boost to relative performance, as did a stake in U.K.-based online apparel retailer ASOS, where I saw long-term growth potential but began to trim my position once its share price exceeded my target. Conversely, it hurt to hold Hengdeli Holdings, a China-based retailer of high-end Swiss watches, but I remain committed to investing in luxury goods firms. Ireland-based alcoholic beverage producer C&C Group weighed on relative performance, as shares fell this period amid consecutive quarters of weak financial results. Many of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.83%
Actual		$ 1,000.00	$ 1,233.10	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Service Class	.93%
Actual		$ 1,000.00	$ 1,233.00	$ 5.23
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Service Class 2	1.08%
Actual		$ 1,000.00	$ 1,232.10	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50
Initial Class R	.83%
Actual		$ 1,000.00	$ 1,233.80	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Service Class R	.93%
Actual		$ 1,000.00	$ 1,232.90	$ 5.23
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Service Class 2R	1.08%
Actual		$ 1,000.00	$ 1,232.10	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50
Investor Class R	.91%
Actual		$ 1,000.00	$ 1,233.20	$ 5.12
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2013
Japan	18.9%
United Kingdom	17.1%
United States of America*	8.0%
France	7.9%
Cayman Islands	7.9%
Switzerland	7.2%
Germany	5.5%
Sweden	3.2%
Ireland	3.1%
Other	21.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets.
As of June 30, 2013
Japan	20.9%
United Kingdom	20.4%
France	10.1%
Switzerland	7.8%
Germany	5.8%
United States of America*	5.7%
Cayman Islands	4.1%
Ireland	3.4%
Australia	3.2%
Other	18.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets.
Asset Allocation as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.1	99.6
Short-Term Investments and Net Other Assets (Liabilities)	1.9	0.4
Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.2	2.8
SoftBank Corp. (Japan, Wireless Telecommunication Services)	2.1	1.8
Sanofi SA (France, Pharmaceuticals)	2.0	2.4
Rakuten, Inc. (Japan, Internet & Catalog Retail)	1.6	1.5
Naspers Ltd. Class N (South Africa, Media)	1.6	0.3
SouFun Holdings Ltd. ADR (Cayman Islands, Internet Software & Services)	1.5	0.6
Investment AB Kinnevik (B Shares) (Sweden, Diversified Financial Services)	1.4	0.7
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.4	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.4	1.7
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.3
	16.5
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.2	24.0
Financials	18.8	19.3
Information Technology	15.0	12.3
Consumer Staples	11.4	14.2
Industrials	7.3	8.3
Health Care	7.1	8.9
Materials	5.6	6.2
Energy	3.1	3.6
Telecommunication Services	2.6	2.1
Utilities	0.0	0.7

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 2.4%
BHP Billiton Ltd.	318,002	$ 10,841,624
Carsales.com Ltd.	320,637	2,917,364
CSL Ltd.	169,506	10,437,228
Fortescue Metals Group Ltd.	258,379	1,342,712
G8 Education Ltd.	2,091,458	5,901,183
iSelect Ltd.	3,599,772	4,644,572
Macquarie Group Ltd.	99,742	4,895,608
Rio Tinto Ltd.	24,301	1,479,394
Sydney Airport unit	105,682	358,581
TOTAL AUSTRALIA		42,818,266
Bailiwick of Jersey - 1.6%
Experian PLC	233,300	4,303,751
Glencore Xstrata PLC	1,246,535	6,454,752
Informa PLC	813,663	7,727,254
WPP PLC	478,707	10,939,465
TOTAL BAILIWICK OF JERSEY		29,425,222
Belgium - 0.8%
Ageas	66,760	2,842,502
Anheuser-Busch InBev SA NV	33,577	3,570,453
Hamon & Compagnie International SA (a)(d)	62,254	1,291,494
KBC Groupe SA	31,157	1,768,086
UCB SA	72,400	5,392,381
TOTAL BELGIUM		14,864,916
Bermuda - 0.7%
Clear Media Ltd.	2,035,000	1,742,569
Oriental Watch Holdings Ltd.	7,028,000	1,857,988
Signet Jewelers Ltd.	111,400	8,767,180
TOTAL BERMUDA		12,367,737
Brazil - 0.7%
Anhanguera Educacional Participacoes SA	579,300	3,691,535
Cielo SA	301,440	8,463,555
TOTAL BRAZIL		12,155,090
British Virgin Islands - 0.8%
Gem Diamonds Ltd. (a)	802,019	1,929,070
Mail.Ru Group Ltd.:
GDR (e)	6,600	294,360
GDR (Reg. S)	265,500	11,841,300
TOTAL BRITISH VIRGIN ISLANDS		14,064,730
Canada - 0.3%
Bauer Performance Sports Ltd. (a)	55,161	735,826
Entertainment One Ltd. (a)	1,114,000	4,781,536
TOTAL CANADA		5,517,362
Cayman Islands - 7.9%
500 Com Ltd. sponsored ADR Class A	74,744	2,643,695
51job, Inc. sponsored ADR (a)	36,000	2,804,400

	Shares	Value
58.com, Inc. ADR	167,200	$ 6,410,448
Autohome, Inc. ADR Class A	39,900	1,459,941
Baidu.com, Inc. sponsored ADR (a)	94,500	16,809,660
Biostime International Holdings Ltd.	930,000	8,293,399
Bitauto Holdings Ltd. ADR (a)(d)	225,900	7,219,764
Cimc Enric Holdings Ltd.	2,430,000	3,917,181
Fu Shou Yuan International Group Ltd.	1,743,000	1,153,114
Greatview Aseptic Pack Co. Ltd.	4,056,000	2,395,636
Hengdeli Holdings Ltd.	33,689,800	7,950,729
Home Inns & Hotels Management, Inc. sponsored ADR (a)	41,000	1,789,240
New Oriental Education & Technology Group, Inc. sponsored ADR	137,500	4,331,250
Noah Holdings Ltd. sponsored ADR (d)	186,400	3,355,200
Qunar Cayman Islands Ltd. sponsored ADR	36,800	976,304
Shenguan Holdings Group Ltd.	2,636,000	1,176,194
SouFun Holdings Ltd. ADR	340,400	28,052,364
Springland International Holdings Ltd.	3,796,000	1,953,244
Sungy Mobile Ltd. ADR	79,400	1,622,142
Tencent Holdings Ltd.	396,900	25,315,856
Vipshop Holdings Ltd. ADR (a)	55,200	4,619,136
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	129,800	4,981,724
Youku Tudou, Inc. ADR (a)(d)	96,000	2,908,800
TOTAL CAYMAN ISLANDS		142,139,421
China - 0.2%
Travelsky Technology Ltd. (H Shares)	2,837,000	2,798,841
Denmark - 1.3%
Danske Bank A/S (a)	96,100	2,204,571
Novo Nordisk A/S:
Series B	16,125	2,956,602
Series B sponsored ADR	104,300	19,270,468
TOTAL DENMARK		24,431,641
France - 7.9%
AXA SA	95,620	2,658,513
AXA SA sponsored ADR	135,400	3,776,306
Beneteau SA (a)	196,900	3,675,778
BNP Paribas SA	137,903	10,747,250
Bollore (d)	6,408	3,761,127
Bollore (a)	34	19,551
Danone SA	174,112	12,531,994
Edenred SA	116,400	3,895,999
Gameloft Se (a)	537,900	6,060,510
Havas SA	637,700	5,249,667
Iliad SA	19,126	3,917,803
Ipsos SA	134,292	5,749,280
LVMH Moet Hennessy - Louis Vuitton SA	95,996	17,511,381
Pernod Ricard SA	80,600	9,182,090
Safran SA	110,900	7,706,065
Sanofi SA	139,290	14,875,467
Sanofi SA sponsored ADR	386,922	20,750,627
Common Stocks - continued
	Shares	Value
France - continued
Societe Generale Series A	86,251	$ 5,009,635
Total SA	87,900	5,395,255
TOTAL FRANCE		142,474,298
Germany - 4.1%
adidas AG	78,800	10,042,654
Allianz SE	74,132	13,293,535
Axel Springer Verlag AG	148,700	9,553,260
Bayer AG	118,678	16,644,900
Commerzbank AG (a)	55,520	894,397
Deutsche Bank AG	58,446	2,807,829
Linde AG	23,487	4,912,898
SAP AG	165,366	14,340,814
SAP AG sponsored ADR (d)	16,200	1,411,668
TOTAL GERMANY		73,901,955
Hong Kong - 1.3%
AIA Group Ltd.	2,299,400	11,535,104
Television Broadcasts Ltd.	1,659,300	11,095,096
TOTAL HONG KONG		22,630,200
Ireland - 3.1%
C&C Group PLC	3,275,800	19,152,702
CRH PLC	423,883	10,742,006
Glanbia PLC	451,000	6,986,162
Kingspan Group PLC (United Kingdom)	573,400	10,491,391
Paddy Power PLC (Ireland)	97,900	8,350,224
TOTAL IRELAND		55,722,485
Isle of Man - 0.3%
Playtech Ltd.	436,355	5,325,430
Israel - 0.5%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	80,100	4,378,738
SodaStream International Ltd. (a)(d)	76,800	3,812,352
TOTAL ISRAEL		8,191,090
Italy - 1.4%
Assicurazioni Generali SpA	158,500	3,728,628
Eni SpA	169,700	4,100,574
Eni SpA sponsored ADR (d)	67,900	3,292,471
Lottomatica SpA	82,800	2,524,200
Moleskine SpA (d)	1,277,502	2,811,935
Tod's SpA (d)	52,281	8,731,449
TOTAL ITALY		25,189,257
Japan - 18.9%
Cosmos Pharmaceutical Corp.	119,600	12,977,009
Daiwa Securities Group, Inc.	490,000	4,907,619
DENSO Corp.	87,400	4,617,228
Dentsu, Inc.	431,700	17,655,940
East Japan Railway Co.	43,300	3,449,183
Fuji Media Holdings, Inc.	161,900	3,315,541

	Shares	Value
Hitachi Ltd.	2,281,000	$ 17,294,888
Honda Motor Co. Ltd.	325,800	13,448,088
Japan Tobacco, Inc.	301,600	9,813,689
JTEKT Corp.	219,800	3,750,429
Kakaku.com, Inc.	439,800	7,725,710
Keyence Corp.	35,520	15,209,143
Mitsubishi Corp.	357,000	6,853,658
Mitsubishi Electric Corp.	750,000	9,430,844
Mitsubishi UFJ Financial Group, Inc.	2,528,400	16,787,050
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (d)	489,200	3,267,856
MS&AD Insurance Group Holdings, Inc.	177,500	4,771,018
NEXT Co. Ltd. (d)	579,300	6,154,375
Nomura Holdings, Inc.	505,000	3,902,545
Nomura Holdings, Inc. sponsored ADR	57,600	447,552
ORIX Corp.	1,385,200	24,340,553
Pigeon Corp.	35,100	1,702,334
Rakuten, Inc.	1,957,800	29,217,095
Shinsei Bank Ltd.	679,000	1,662,127
Ship Healthcare Holdings, Inc.	97,600	3,789,925
SMC Corp.	21,000	5,300,159
SoftBank Corp.	422,300	37,057,146
Start Today Co. Ltd.	252,200	6,271,082
Sumitomo Mitsui Financial Group, Inc.	315,600	16,412,267
Suzuki Motor Corp.	128,100	3,451,864
THK Co. Ltd.	158,500	3,958,626
Tokio Marine Holdings, Inc.	136,600	4,571,959
Toshiba Corp.	672,000	2,828,995
Toyota Motor Corp.	314,000	19,146,177
Toyota Motor Corp. sponsored ADR (d)	47,500	5,791,200
Yahoo! Japan Corp.	1,840,100	10,261,136
TOTAL JAPAN		341,542,010
Korea (South) - 0.9%
Hotel Shilla Co.	105,951	6,673,839
Naver Corp.	6,120	4,197,000
Samsung Electronics Co. Ltd.	4,728	6,144,416
TOTAL KOREA (SOUTH)		17,015,255
Netherlands - 1.7%
AEGON NV	259,400	2,458,212
ASML Holding NV	34,111	3,196,201
ING Groep NV (Certificaten Van Aandelen) (a)	487,184	6,805,248
Koninklijke Philips Electronics NV	304,416	11,208,963
Yandex NV (a)	179,400	7,741,110
TOTAL NETHERLANDS		31,409,734
Nigeria - 0.2%
Guinness Nigeria PLC (a)	941,861	1,389,679
Nigerian Breweries PLC (a)	1,827,733	1,918,577
TOTAL NIGERIA		3,308,256
Norway - 1.5%
DNB ASA	447,800	8,010,535
Common Stocks - continued
	Shares	Value
Norway - continued
Schibsted ASA (B Shares)	271,000	$ 17,925,774
Statoil ASA	14,100	342,863
Statoil ASA sponsored ADR	30,700	740,791
TOTAL NORWAY		27,019,963
Philippines - 0.6%
Alliance Global Group, Inc.	9,464,300	5,499,526
Melco Crown Philippines Resort (a)	18,428,700	5,678,032
TOTAL PHILIPPINES		11,177,558
South Africa - 1.9%
Clicks Group Ltd.	680,633	4,074,065
Life Healthcare Group Holdings Ltd.	621,600	2,480,474
Naspers Ltd. Class N	271,400	28,356,255
TOTAL SOUTH AFRICA		34,910,794
Spain - 1.4%
Antena 3 de Television SA	483,400	7,993,461
Banco Bilbao Vizcaya Argentaria SA	592,060	7,324,104
Banco Santander SA (Spain)	328,166	2,951,033
Grifols SA ADR	189,000	6,826,680
TOTAL SPAIN		25,095,278
Sweden - 3.2%
Eniro AB (a)	548,800	4,231,285
Investment AB Kinnevik (B Shares)	566,000	26,215,070
Nordea Bank AB	608,800	8,201,765
Svenska Cellulosa AB (SCA) (B Shares)	518,300	15,955,503
Swedbank AB (A Shares)	102,432	2,882,560
TOTAL SWEDEN		57,486,183
Switzerland - 7.2%
Compagnie Financiere Richemont SA Series A	136,086	13,546,816
Credit Suisse Group AG	269,341	8,312,773
Credit Suisse Group AG sponsored ADR (d)	61,252	1,901,262
Julius Baer Group Ltd.	55,980	2,688,395
Nestle SA	530,327	38,867,698
Sika AG (Bearer)	2,410	8,566,908
Swatch Group AG (Bearer)	29,240	19,322,886
Swiss Re Ltd.	46,826	4,307,016
Syngenta AG (Switzerland)	38,450	15,329,905
UBS AG	591,162	11,319,188
UBS AG (NY Shares)	184,900	3,559,325
Zurich Insurance Group AG	11,638	3,372,482
TOTAL SWITZERLAND		131,094,654
Taiwan - 0.4%
MediaTek, Inc.	323,000	4,801,988
Wowprime Corp.	191,300	3,174,279
TOTAL TAIWAN		7,976,267

	Shares	Value
Thailand - 0.3%
Thai Beverage PCL	12,231,000	$ 5,233,757
United Kingdom - 17.1%
Aberdeen Asset Management PLC	840,800	6,961,614
Alabama Noor Hospitals Group PLC (a)	121,600	1,807,238
Anglo American PLC ADR	96,800	1,054,152
ASOS PLC (a)	54,700	5,547,148
Aviva PLC	329,400	2,464,391
Barclays PLC	2,571,808	11,629,414
Barclays PLC sponsored ADR	199,250	3,612,403
BG Group PLC	408,438	8,775,679
BHP Billiton PLC	357,097	11,080,692
BP PLC	464,793	3,766,736
Brammer PLC (d)	1,085,200	8,086,666
Burberry Group PLC	325,500	8,171,418
Dechra Pharmaceuticals PLC	159,300	1,853,145
Diageo PLC	524,328	17,375,485
Dunelm Group PLC	464,300	6,919,718
Foxtons Group PLC	435,300	2,396,776
GlaxoSmithKline PLC	447,200	11,948,061
Hays PLC	2,206,800	4,743,347
HSBC Holdings PLC:
(United Kingdom)	929,678	10,202,430
sponsored ADR	252,732	13,933,115
ITV PLC	2,806,800	9,016,966
Johnson Matthey PLC	154,198	8,375,289
Legal & General Group PLC	814,483	3,003,651
Lloyds Banking Group PLC (a)	11,162,744	14,647,619
Merlin Entertainments PLC (a)	111,800	661,858
Perform Group PLC (a)	726,600	2,695,198
Prudential PLC	271,361	6,063,294
Reckitt Benckiser Group PLC	111,600	8,857,657
Rightmove PLC	63,200	2,867,575
Rio Tinto PLC	142,915	8,076,079
Rio Tinto PLC sponsored ADR (d)	34,900	1,969,407
Rolls-Royce Group PLC	322,708	6,813,451
Royal Bank of Scotland Group PLC (a)	255,480	1,438,816
Royal Dutch Shell PLC:
Class A (United Kingdom)	444,744	15,938,859
Class B (United Kingdom)	380,537	14,353,927
Royal Mail PLC	117,700	1,110,960
SABMiller PLC	351,000	18,024,204
Standard Chartered PLC (United Kingdom)	263,560	5,935,614
Sthree PLC	229,400	1,372,298
Taylor Wimpey PLC	2,474,500	4,568,878
Travis Perkins PLC	469,800	14,563,511
Vodafone Group PLC	1,384,000	5,449,076
William Hill PLC	1,702,144	11,328,216
TOTAL UNITED KINGDOM		309,462,031
United States of America - 6.1%
BlackRock, Inc. Class A	14,100	4,462,227
Common Stocks - continued
	Shares	Value
United States of America - continued
Boston Beer Co., Inc. Class A (a)	8,900	$ 2,151,931
Deckers Outdoor Corp. (a)(d)	99,200	8,378,432
Dunkin' Brands Group, Inc.	136,400	6,574,480
eBay, Inc. (a)	61,200	3,359,268
GNC Holdings, Inc.	95,400	5,576,130
Google, Inc. Class A (a)	16,200	18,155,502
LinkedIn Corp. (a)	17,200	3,729,476
MercadoLibre, Inc. (d)	49,400	5,324,826
Monsanto Co.	53,603	6,247,430
Nimble Storage, Inc.	2,600	117,780
priceline.com, Inc. (a)	9,460	10,996,304
Tiffany & Co., Inc.	112,000	10,391,360
TripAdvisor, Inc. (a)	62,300	5,160,309
Visa, Inc. Class A	62,000	13,806,160
Yahoo!, Inc. (a)	149,200	6,033,648
TOTAL UNITED STATES OF AMERICA		110,465,263
TOTAL COMMON STOCKS (Cost $1,257,501,496)		1,747,214,944
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
Sartorius AG (non-vtg.)	39,500	4,701,510
Volkswagen AG	75,447	21,189,226
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $11,922,010)		25,890,736
Money Market Funds - 4.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	34,580,052	$ 34,580,052
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	39,914,173	39,914,173
TOTAL MONEY MARKET FUNDS (Cost $74,494,225)		74,494,225
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,343,917,731)		1,847,599,905
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(39,561,554)
NET ASSETS - 100%		$ 1,808,038,351
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $294,360 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,058
Fidelity Securities Lending Cash Central Fund	754,879
Total	$ 765,937
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 497,362,480	$ 390,393,555	$ 106,968,925	$ -
Consumer Staples	203,613,320	119,306,652	84,306,668	-
Energy	56,707,155	12,808,941	43,898,214	-
Financials	338,801,156	173,021,667	165,779,489	-
Health Care	128,716,430	95,146,375	33,570,055	-
Industrials	130,332,091	83,551,234	46,780,857	-
Information Technology	270,351,069	197,055,823	73,295,246	-
Materials	100,797,954	44,727,648	56,070,306	-
Telecommunication Services	46,424,025	3,917,803	42,506,222	-
Money Market Funds	74,494,225	74,494,225	-	-
Total Investments in Securities:	$ 1,847,599,905	$ 1,194,423,923	$ 653,175,982	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 530,708,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $38,862,215) - See accompanying schedule: Unaffiliated issuers (cost $1,269,423,506)	$ 1,773,105,680
Fidelity Central Funds (cost $74,494,225)	74,494,225
Total Investments (cost $1,343,917,731)		$ 1,847,599,905
Receivable for securities sold on a delayed delivery basis		45,957
Receivable for fund shares sold		2,078,849
Dividends receivable		1,985,474
Distributions receivable from Fidelity Central Funds		38,668
Prepaid expenses		3,648
Other receivables		270,054
Total assets		1,852,022,555

Liabilities
Payable for fund shares redeemed	$ 2,015,620
Accrued management fee	1,010,943
Distribution and service plan fees payable	96,432
Other affiliated payables	179,248
Other payables and accrued expenses	767,788
Collateral on securities loaned, at value	39,914,173
Total liabilities		43,984,204

Net Assets		$ 1,808,038,351
Net Assets consist of:
Paid in capital		$ 1,618,339,631
Undistributed net investment income		13,677
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(314,000,732)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		503,685,775
Net Assets		$ 1,808,038,351

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($829,382,064 ÷ 40,174,442 shares)	$ 20.64

Service Class: Net Asset Value, offering price and redemption price per share ($118,920,402 ÷ 5,783,426 shares)	$ 20.56

Service Class 2: Net Asset Value, offering price and redemption price per share ($316,863,435 ÷ 15,479,074 shares)	$ 20.47

Initial Class R: Net Asset Value, offering price and redemption price per share ($104,015,956 ÷ 5,051,121 shares)	$ 20.59

Service Class R: Net Asset Value, offering price and redemption price per share ($54,146,183 ÷ 2,638,136 shares)	$ 20.52

Service Class 2R: Net Asset Value, offering price and redemption price per share ($90,537,215 ÷ 4,467,861 shares)	$ 20.26

Investor Class R: Net Asset Value, offering price and redemption price per share ($294,173,096 ÷ 14,292,070 shares)	$ 20.58

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 36,752,732
Interest		66
Income from Fidelity Central Funds		765,937
Income before foreign taxes withheld		37,518,735
Less foreign taxes withheld		(2,422,130)
Total income		35,096,605

Expenses
Management fee	$ 11,038,211
Transfer agent fees	1,291,075
Distribution and service plan fees	1,148,207
Accounting and security lending fees	713,026
Custodian fees and expenses	199,215
Independent trustees' compensation	8,374
Appreciation in deferred trustee compensation account	166
Audit	69,243
Legal	13,751
Interest	284
Miscellaneous	13,370
Total expenses before reductions	14,494,922
Expense reductions	(193,403)	14,301,519
Net investment income (loss)		20,795,086
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,303,083
Foreign currency transactions	(512,423)
Total net realized gain (loss)		93,790,660
Change in net unrealized appreciation (depreciation) on: Investment securities	309,720,761
Assets and liabilities in foreign currencies	33,566
Total change in net unrealized appreciation (depreciation)		309,754,327
Net gain (loss)		403,544,987
Net increase (decrease) in net assets resulting from operations		$ 424,340,073

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,795,086	$ 26,849,201
Net realized gain (loss)	93,790,660	6,602,044
Change in net unrealized appreciation (depreciation)	309,754,327	240,168,202
Net increase (decrease) in net assets resulting from operations	424,340,073	273,619,447
Distributions to shareholders from net investment income	(20,735,911)	(26,228,448)
Distributions to shareholders from net realized gain	(6,041,894)	(5,357,064)
Total distributions	(26,777,805)	(31,585,512)
Share transactions - net increase (decrease)	(86,109,747)	(136,580,307)
Redemption fees	19,250	11,237
Total increase (decrease) in net assets	311,471,771	105,464,865

Net Assets
Beginning of period	1,496,566,580	1,391,101,715
End of period (including undistributed net investment income of $13,677 and distributions in excess of net investment income of $45,499, respectively)	$ 1,808,038,351	$ 1,496,566,580

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.09	$ 13.63	$ 16.77	$ 15.05	$ 12.17
Income from Investment Operations
Net investment income (loss) C	.25	.29	.26	.21	.28
Net realized and unrealized gain (loss)	4.63	2.53	(3.14)	1.76	2.93
Total from investment operations	4.88	2.82	(2.88)	1.97	3.21
Distributions from net investment income	(.26)	(.30) F	(.23)	(.22)	(.29)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.33)	(.36)	(.26)	(.25)	(.33)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.64	$ 16.09	$ 13.63	$ 16.77	$ 15.05
Total Return A,B	30.44%	20.74%	(17.16)%	13.11%	26.53%
Ratios to Average Net Assets D,G
Expenses before reductions	.84%	.85%	.85%	.86%	.88%
Expenses net of fee waivers, if any	.84%	.85%	.85%	.85%	.88%
Expenses net of all reductions	.83%	.83%	.83%	.83%	.84%
Net investment income (loss)	1.41%	1.94%	1.59%	1.41%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 829,382	$ 659,258	$ 598,862	$ 779,501	$ 758,018
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.02	$ 13.58	$ 16.70	$ 14.99	$ 12.12
Income from Investment Operations
Net investment income (loss) C	.24	.28	.24	.19	.26
Net realized and unrealized gain (loss)	4.61	2.50	(3.12)	1.75	2.93
Total from investment operations	4.85	2.78	(2.88)	1.94	3.19
Distributions from net investment income	(.24)	(.29) F	(.21)	(.20)	(.28)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.31)	(.34) I	(.24)	(.23)	(.32)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.56	$ 16.02	$ 13.58	$ 16.70	$ 14.99
Total Return A,B	30.38%	20.54%	(17.23)%	12.99%	26.44%
Ratios to Average Net Assets D,G
Expenses before reductions	.94%	.95%	.95%	.96%	.98%
Expenses net of fee waivers, if any	.94%	.95%	.95%	.95%	.98%
Expenses net of all reductions	.93%	.93%	.93%	.93%	.94%
Net investment income (loss)	1.31%	1.84%	1.49%	1.31%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,920	$ 110,468	$ 108,921	$ 162,394	$ 171,252
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.34 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.059 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.95	$ 13.52	$ 16.62	$ 14.92	$ 12.07
Income from Investment Operations
Net investment income (loss) C	.21	.25	.21	.17	.24
Net realized and unrealized gain (loss)	4.59	2.50	(3.09)	1.74	2.91
Total from investment operations	4.80	2.75	(2.88)	1.91	3.15
Distributions from net investment income	(.21)	(.26) F	(.19)	(.18)	(.26)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.28)	(.32)	(.22)	(.21)	(.30)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.47	$ 15.95	$ 13.52	$ 16.62	$ 14.92
Total Return A,B	30.17%	20.38%	(17.34)%	12.83%	26.22%
Ratios to Average Net Assets D,G
Expenses before reductions	1.09%	1.10%	1.10%	1.11%	1.12%
Expenses net of fee waivers, if any	1.09%	1.10%	1.10%	1.10%	1.12%
Expenses net of all reductions	1.08%	1.08%	1.08%	1.08%	1.09%
Net investment income (loss)	1.16%	1.69%	1.34%	1.16%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 316,863	$ 349,364	$ 342,206	$ 461,033	$ 457,971
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.05	$ 13.60	$ 16.73	$ 15.02	$ 12.14
Income from Investment Operations
Net investment income (loss) C	.25	.29	.26	.21	.28
Net realized and unrealized gain (loss)	4.62	2.52	(3.13)	1.75	2.93
Total from investment operations	4.87	2.81	(2.87)	1.96	3.21
Distributions from net investment income	(.26)	(.30) F	(.23)	(.22)	(.29)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.33)	(.36)	(.26)	(.25)	(.33)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.59	$ 16.05	$ 13.60	$ 16.73	$ 15.02
Total Return A,B	30.45%	20.71%	(17.14)%	13.07%	26.60%
Ratios to Average Net Assets D,G
Expenses before reductions	.84%	.85%	.85%	.86%	.88%
Expenses net of fee waivers, if any	.84%	.85%	.85%	.85%	.88%
Expenses net of all reductions	.83%	.83%	.83%	.83%	.84%
Net investment income (loss)	1.41%	1.94%	1.59%	1.41%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,016	$ 88,587	$ 85,922	$ 122,655	$ 128,689
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 13.56	$ 16.68	$ 14.97	$ 12.10
Income from Investment Operations
Net investment income (loss) C	.24	.28	.24	.19	.27
Net realized and unrealized gain (loss)	4.59	2.51	(3.12)	1.75	2.92
Total from investment operations	4.83	2.79	(2.88)	1.94	3.19
Distributions from net investment income	(.24)	(.29) F	(.21)	(.20)	(.28)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.31)	(.35)	(.24)	(.23)	(.32)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.52	$ 16.00	$ 13.56	$ 16.68	$ 14.97
Total Return A,B	30.30%	20.58%	(17.24)%	13.01%	26.49%
Ratios to Average Net Assets D,G
Expenses before reductions	.94%	.94%	.95%	.96%	.97%
Expenses net of fee waivers, if any	.93%	.94%	.94%	.95%	.97%
Expenses net of all reductions	.92%	.93%	.93%	.93%	.94%
Net investment income (loss)	1.31%	1.84%	1.49%	1.31%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,146	$ 45,774	$ 43,414	$ 60,617	$ 66,014
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.80	$ 13.40	$ 16.48	$ 14.80	$ 11.98
Income from Investment Operations
Net investment income (loss) C	.21	.25	.21	.17	.25
Net realized and unrealized gain (loss)	4.54	2.47	(3.07)	1.73	2.87
Total from investment operations	4.75	2.72	(2.86)	1.90	3.12
Distributions from net investment income	(.22)	(.26) F	(.19)	(.19)	(.26)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.29)	(.32)	(.22)	(.22)	(.30)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.26	$ 15.80	$ 13.40	$ 16.48	$ 14.80
Total Return A,B	30.15%	20.36%	(17.33)%	12.82%	26.20%
Ratios to Average Net Assets D,G
Expenses before reductions	1.09%	1.09%	1.10%	1.11%	1.12%
Expenses net of fee waivers, if any	1.08%	1.09%	1.09%	1.10%	1.12%
Expenses net of all reductions	1.07%	1.08%	1.08%	1.08%	1.09%
Net investment income (loss)	1.16%	1.69%	1.34%	1.16%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,537	$ 67,674	$ 58,968	$ 69,393	$ 64,200
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 13.60	$ 16.73	$ 15.01	$ 12.14
Income from Investment Operations
Net investment income (loss) C	.24	.28	.24	.20	.27
Net realized and unrealized gain (loss)	4.62	2.51	(3.12)	1.76	2.92
Total from investment operations	4.86	2.79	(2.88)	1.96	3.19
Distributions from net investment income	(.25)	(.29) F	(.22)	(.21)	(.28)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.32)	(.35)	(.25)	(.24)	(.32)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.58	$ 16.04	$ 13.60	$ 16.73	$ 15.01
Total Return A,B	30.40%	20.54%	(17.22)%	13.07%	26.42%
Ratios to Average Net Assets D,G
Expenses before reductions	.92%	.93%	.93%	.95%	.97%
Expenses net of fee waivers, if any	.92%	.93%	.93%	.94%	.97%
Expenses net of all reductions	.91%	.92%	.91%	.92%	.94%
Net investment income (loss)	1.33%	1.85%	1.51%	1.32%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 294,173	$ 175,442	$ 152,810	$ 177,984	$ 148,806
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended December 31, 2012.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 556,965,468
Gross unrealized depreciation	(74,556,149)
Net unrealized appreciation (depreciation) on securities and other investments	$ 482,409,319

Tax Cost	$ 1,365,190,586

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 290,529
Capital loss carryforward	$ (292,951,303)
Net unrealized appreciation (depreciation)	$ 482,412,920

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (12,503,833)
2017	(280,447,470)
Total capital loss carryforward	$ (292,951,303)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 26,777,805	$ 31,585,512

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $532,962,696 and $646,936,207, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 110,707
Service Class 2	799,337
Service Class R	48,831
Service Class 2R	189,332
$ 1,148,207

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of ..0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 505,999
Service Class	79,026
Service Class 2	226,507
Initial Class R	66,258
Service Class R	33,501
Service Class 2R	51,945
Investor Class R	327,839
$ 1,291,075

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class R) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class R pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,030 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,028,429.36%		$ 284

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,292 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $754,879, including $20 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 27,712
Service Class	4,338
Service Class 2	12,514
Initial Class R	3,653
Service Class R	1,914
Service Class 2R	2,969
Investor Class R	8,402
$ 61,502

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,901 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 9,994,667	$ 12,006,007
Service Class	1,357,229	1,929,055
Service Class 2	3,168,706	5,676,951
Initial Class R	1,290,936	1,647,375
Service Class R	628,888	804,767
Service Class 2R	959,606	1,102,032
Investor Class R	3,335,879	3,062,261
Total	$ 20,735,911	$ 26,228,448
From net realized gain
Initial Class	$ 2,739,851	$ 2,332,435
Service Class	403,194	397,090
Service Class 2	1,092,127	1,276,004
Initial Class R	353,886	320,038
Service Class R	185,274	165,080
Service Class 2R	312,532	244,876
Investor Class R	955,030	621,541
Total	$ 6,041,894	$ 5,357,064

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	5,801,817	5,444,050	$ 107,662,358	$ 81,965,581
Reinvestment of distributions	649,058	905,776	12,734,518	14,338,442
Shares redeemed	(7,255,257)	(9,304,668)	(129,071,396)	(141,203,928)
Net increase (decrease)	(804,382)	(2,954,842)	$ (8,674,520)	$ (44,899,905)
Service Class
Shares sold	428,272	308,352	$ 7,746,361	$ 4,623,052
Reinvestment of distributions	90,093	147,504	1,760,423	2,326,145
Shares redeemed	(1,628,602)	(1,584,094)	(28,843,970)	(23,791,164)
Net increase (decrease)	(1,110,237)	(1,128,238)	$ (19,337,186)	$ (16,841,967)
Service Class 2
Shares sold	1,340,055	1,454,591	$ 23,878,028	$ 21,413,096
Reinvestment of distributions	218,953	442,863	4,260,833	6,952,955
Shares redeemed	(7,981,874)	(5,312,307)	(142,365,692)	(79,852,380)
Net increase (decrease)	(6,422,866)	(3,414,853)	$ (114,226,831)	$ (51,486,329)
Initial Class R
Shares sold	435,761	225,830	$ 8,137,230	$ 3,396,796
Reinvestment of distributions	84,048	124,599	1,644,822	1,967,413
Shares redeemed	(988,816)	(1,149,012)	(17,709,460)	(17,268,375)
Net increase (decrease)	(469,007)	(798,583)	$ (7,927,408)	$ (11,904,166)
Service Class R
Shares sold	215,668	244,158	$ 3,976,622	$ 3,670,758
Reinvestment of distributions	41,731	61,617	814,162	969,847
Shares redeemed	(480,725)	(647,072)	(8,684,273)	(9,806,526)
Net increase (decrease)	(223,326)	(341,297)	$ (3,893,489)	$ (5,165,921)
Service Class 2R
Shares sold	635,014	531,202	$ 11,565,664	$ 7,828,308
Reinvestment of distributions	66,051	86,618	1,272,138	1,346,907
Shares redeemed	(515,803)	(737,328)	(9,082,206)	(10,984,899)
Net increase (decrease)	185,262	(119,508)	$ 3,755,596	$ (1,809,684)
Investor Class R
Shares sold	4,240,579	1,329,601	$ 79,414,168	$ 19,962,890
Reinvestment of distributions	219,372	233,300	4,290,909	3,683,801
Shares redeemed	(1,102,402)	(1,867,920)	(19,510,986)	(28,119,026)
Net increase (decrease)	3,357,549	(305,019)	$ 64,194,091	$ (4,472,335)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/14/14	02/14/14	$0.005
Service Class	02/14/14	02/14/14	$0.005
Service Class 2	02/14/14	02/14/14	$0.005

Initial Class, Service Class and Service Class 2 designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class	12/13/13	$0.346	$0.0163
Service Class	12/13/13	$0.326	$0.0163
Service Class 2	12/13/13	$0.293	$0.0163

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Overseas Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class R, Service Class and Service Class R ranked below its competitive median for 2012 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRS-ANN-0214
1.540205.116

Fidelity® Variable Insurance Products:

High Income Portfolio - Class R

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP High Income Portfolio - Initial Class R A	5.97%	15.59%	7.12%
VIP High Income Portfolio - Service Class R B	5.92%	15.45%	7.03%
VIP High Income Portfolio - Service Class 2R C	5.87%	15.27%	6.88%

A The initial offering of Initial Class R shares took place on April 14, 2004. Returns prior to April 14, 2004, are those of Initial Class.

B The initial offering of Service Class R shares took place on April 14, 2004. Returns prior to April 14, 2004, are those of Service Class.

C The initial offering of Service Class 2R shares took place on April 14, 2004. Returns prior to April 14, 2004, are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP High Income Portfolio - Initial Class R on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill LynchSM US High Yield Constrained Index performed over the same period. The initial offering of Initial Class R took place on April 14, 2004. See above for additional information regarding the performance of Initial Class R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of the Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Matthew Conti, Portfolio Manager of VIP High Income Portfolio: For the year, the fund's share classes underperformed the 7.41% return of the BofA Merrill Lynch index. (For specific portfolio results, please refer to the performance section of this report.) The fund underperformed the index due to its underweighting in lower-quality bonds, which were the top performers in the index during the period. Security selection in metals/mining and technology were negatives. Detractors included drilling services firm Boart Longyear Management and merchant power producer GenOn Energy. Boart suffered from declining commodity prices and GenOn because declining power usage depressed power prices. The fund's cash position, held for liquidity purposes, also detracted in an up market. On the plus side, security selection in energy and an overweighting in the food & drug retail industry helped. Drug store company Rite Aid and not owning Texas-based utility TXU were the top two contributors to performance relative to the index Rite-Aid benefited from increased sales of generic medications as several patents expired, because sales of generics are more profitable to the company than name-brand drugs. TXU lagged because of its imminent bankruptcy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.67%
Actual		$ 1,000.00	$ 1,052.90	$ 3.47
HypotheticalA		$ 1,000.00	$ 1,021.83	$ 3.41
Service Class	.76%
Actual		$ 1,000.00	$ 1,054.00	$ 3.93
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2.92%
Actual		$ 1,000.00	$ 1,052.10	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Initial Class R	.66%
Actual		$ 1,000.00	$ 1,054.90	$ 3.42
HypotheticalA		$ 1,000.00	$ 1,021.88	$ 3.36
Service Class R	.76%
Actual		$ 1,000.00	$ 1,054.50	$ 3.94
HypotheticalA		$ 1,000.00	$ 1,021.37	$ 3.87
Service Class 2R	.92%
Actual		$ 1,000.00	$ 1,053.80	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Investor Class	.70%
Actual		$ 1,000.00	$ 1,053.00	$ 3.62
HypotheticalA		$ 1,000.00	$ 1,021.68	$ 3.57

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Holdings as of December 31, 2013
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Rite Aid Corp.	1.8	3.4
First Data Corp.	1.7	2.0
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	1.5	0.9
Mirant Americas Generation LLC	1.4	1.8
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA	1.4	1.5
	7.8
Top Five Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	12.9	12.9
Technology	9.0	8.3
Telecommunications	7.3	9.2
Diversified Financial Services	6.0	5.3
Healthcare	4.8	3.8
Quality Diversification (% of fund's net assets)
As of December 31, 2013	As of June 30, 2013
BBB 1.1%	BBB 1.7%
BB 35.8%	BB 32.1%
B 43.2%	B 46.4%
CCC,CC,C 14.7%	CCC,CC,C 15.7%
Not Rated 0.6%	Not Rated 0.2%
Equities 0.0%	Equities 0.1%
Short-Term Investments and Net Other Assets 4.6%	Short-Term Investments and Net Other Assets 3.8%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)
As of December 31, 2013*		As of June 30, 2013**
	Nonconvertible Bonds 89.3%		Nonconvertible Bonds 93.2%
	Common Stocks 0.0%		Common Stocks 0.1%
	Bank Loan Obligations 5.8%		Bank Loan Obligations 2.8%
	Other Investments 0.3%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets (Liabilities) 4.6%		Short-Term Investments and Net Other Assets (Liabilities) 3.8%
* Foreign investments	20.8%	** Foreign investments	18.8%

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 89.3%
	Principal Amount	Value
Aerospace - 0.8%
GenCorp, Inc. 7.125% 3/15/21	$ 895,000	$ 957,650
TransDigm, Inc.:
5.5% 10/15/20	5,935,000	5,801,463
7.5% 7/15/21	2,750,000	2,956,250
Triumph Group, Inc. 4.875% 4/1/21	2,210,000	2,143,700
		11,859,063
Air Transportation - 2.7%
Air Canada 6.625% 5/15/18 (d)	4,995,000	4,973,022
American Airlines, Inc. pass-thru certificates Series 2013-1B Class B, 5.625% 1/15/21 (d)	495,000	496,238
Continental Airlines, Inc.:
pass-thru trust certificates 9.798% 4/1/21	2,844,624	3,207,314
5.5% 4/29/22	3,015,000	3,105,450
6.125% 4/29/18 (d)	520,000	543,400
9.25% 5/10/17	655,343	725,793
Delta Air Lines, Inc. pass-thru trust certificates:
6.375% 7/2/17 (d)	1,985,000	2,109,063
6.75% 5/23/17	1,985,000	2,118,988
8.021% 8/10/22	1,533,010	1,724,637
8.954% 8/10/14	1,245,554	1,261,124
Northwest Airlines, Inc. pass-thru trust certificates 8.028% 11/1/17	553,780	599,467
U.S. Airways Group, Inc. 6.125% 6/1/18	3,130,000	3,153,475
U.S. Airways pass-thru certificates: Series 2012-2C, 5.45% 6/3/18	3,565,000	3,502,613
Series 2013-1 Class B, 5.375% 5/15/23	710,000	699,350
United Air Lines, Inc. pass-thru trust certificates:
Class B, 7.336% 7/2/19	2,397,831	2,541,701
9.75% 1/15/17	1,610,949	1,852,591
12% 1/15/16 (d)	454,648	511,479
United Continental Holdings, Inc.:
6% 12/1/20	4,505,000	4,493,738
6% 7/15/26	2,605,000	2,240,300
6% 7/15/28	1,395,000	1,185,750
6.375% 6/1/18	300,000	313,500
		41,358,993
Automotive - 2.9%
American Axle & Manufacturing, Inc.:
5.125% 2/15/19	575,000	590,813
6.25% 3/15/21	6,980,000	7,416,250
Chrysler Group LLC/CG Co-Issuer, Inc. 8% 6/15/19	3,930,000	4,342,650
Dana Holding Corp.:
5.375% 9/15/21	1,085,000	1,089,069

	Principal Amount	Value
6% 9/15/23	$ 1,085,000	$ 1,087,713
6.5% 2/15/19	1,505,000	1,599,063
6.75% 2/15/21	1,710,000	1,838,250
General Motors Co.:
3.5% 10/2/18 (d)	3,425,000	3,502,063
6.25% 10/2/43 (d)	4,155,000	4,316,006
General Motors Financial Co., Inc.:
3.25% 5/15/18 (d)	6,900,000	6,900,000
4.75% 8/15/17 (d)	3,370,000	3,576,413
Jaguar Land Rover PLC 4.125% 12/15/18 (d)	2,675,000	2,691,719
Schaeffler Holding Finance BV 6.875% 8/15/18 pay-in-kind (d)(g)	4,625,000	4,902,500
		43,852,509
Banks & Thrifts - 1.8%
Ally Financial, Inc.:
2.75% 1/30/17	3,010,000	3,021,288
4.75% 9/10/18	6,810,000	7,124,963
Barclays Bank PLC 7.625% 11/21/22	11,385,000	12,125,025
GMAC LLC 8% 12/31/18	2,465,000	2,908,700
Synovus Financial Corp.:
5.125% 6/15/17	760,000	784,700
7.875% 2/15/19	1,568,000	1,760,080
		27,724,756
Broadcasting - 1.6%
AMC Networks, Inc. 4.75% 12/15/22	5,725,000	5,453,063
Clear Channel Communications, Inc.:
4.9% 5/15/15	4,585,000	4,401,600
5.5% 12/15/16	6,085,000	5,354,800
Sirius XM Radio, Inc.:
5.75% 8/1/21 (d)	2,315,000	2,338,150
5.875% 10/1/20 (d)	2,410,000	2,458,200
Starz LLC/Starz Finance Corp. 5% 9/15/19	4,990,000	5,102,275
		25,108,088
Building Materials - 2.8%
Building Materials Corp. of America:
6.75% 5/1/21 (d)	3,680,000	3,983,600
6.875% 8/15/18 (d)	4,490,000	4,770,625
Building Materials Holding Corp. 9% 9/15/18 (d)	4,410,000	4,751,775
HD Supply, Inc.:
7.5% 7/15/20	7,655,000	8,248,263
8.125% 4/15/19	3,615,000	4,026,206
Headwaters, Inc.:
7.25% 1/15/19 (d)	905,000	929,888
7.625% 4/1/19	2,525,000	2,720,688
Masco Corp. 5.95% 3/15/22	1,815,000	1,919,363
Nonconvertible Bonds - continued
	Principal Amount	Value
Building Materials - continued
Texas Industries, Inc. 9.25% 8/15/20	$ 7,285,000	$ 8,113,669
U.S. Concrete, Inc. 8.5% 12/1/18 (d)	1,160,000	1,186,100
USG Corp.:
5.875% 11/1/21 (d)	330,000	343,200
7.875% 3/30/20 (d)	970,000	1,091,250
		42,084,627
Cable TV - 3.1%
Cablevision Systems Corp. 7.75% 4/15/18	740,000	826,025
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.5% 4/30/21	2,155,000	2,214,263
7% 1/15/19	6,450,000	6,796,688
Cequel Communications Escrow I LLC/Cequel Communications Escrow Capital Corp. 6.375% 9/15/20 (d)	3,395,000	3,479,875
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125% 12/15/21 (d)	4,290,000	4,021,875
Cogeco Cable, Inc. 4.875% 5/1/20 (d)	710,000	685,150
DISH DBS Corp. 4.25% 4/1/18	1,705,000	1,739,100
Harron Communications LP/Harron Finance Corp. 9.125% 4/1/20 (d)	2,085,000	2,309,138
Lynx I Corp. 5.375% 4/15/21 (d)	2,550,000	2,550,000
RCN Telecom Services LLC/RCN Capital Corp. 8.5% 8/15/20 (d)	2,195,000	2,216,950
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.5% 1/15/23 (d)	4,325,000	4,195,250
7.5% 3/15/19 (d)	950,000	1,033,125
UPCB Finance III Ltd. 6.625% 7/1/20 (d)	2,710,000	2,879,375
UPCB Finance V Ltd. 7.25% 11/15/21 (d)	3,270,000	3,547,950
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125% 9/1/20 (d)	7,920,000	8,395,200
		46,889,964
Capital Goods - 0.4%
Amsted Industries, Inc. 8.125% 3/15/18 (d)	2,030,000	2,139,113
J.B. Poindexter & Co., Inc. 9% 4/1/22 (d)	3,830,000	4,088,525
		6,227,638
Chemicals - 2.5%
Ashland, Inc. 3.875% 4/15/18	3,030,000	3,067,875
INEOS Finance PLC 8.375% 2/15/19 (d)	5,495,000	6,113,188

	Principal Amount	Value
Kinove German Bondco GmbH 9.625% 6/15/18 (d)	$ 5,539,000	$ 6,120,595
LSB Industries, Inc. 7.75% 8/1/19 (d)	1,220,000	1,281,000
Nufarm Australia Ltd. 6.375% 10/15/19 (d)	3,140,000	3,249,900
OMNOVA Solutions, Inc. 7.875% 11/1/18	2,575,000	2,768,125
Rockwood Specialties Group, Inc. 4.625% 10/15/20	2,850,000	2,910,563
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.75% 2/1/19 (d)	9,195,000	9,493,838
Tronox Finance LLC 6.375% 8/15/20	3,675,000	3,748,500
		38,753,584
Consumer Products - 0.3%
First Quality Finance Co., Inc. 4.625% 5/15/21 (d)	5,415,000	5,144,250
Containers - 2.7%
Ardagh Packaging Finance PLC 7.375% 10/15/17 (d)	1,415,000	1,521,125
Ardagh Packaging Finance PLC/Ardagh MP Holdings U.S.A., Inc.:
7% 11/15/20 (d)	4,955,000	5,004,550
7.375% 10/15/17 (d)	335,000	359,706
Ball Corp. 4% 11/15/23	3,285,000	2,940,075
BOE Intermediate Holding Corp. 9.75% 11/1/17 pay-in-kind (d)	2,138,047	2,193,013
Crown Americas LLC/Crown Americas Capital Corp. IV 4.5% 1/15/23	8,240,000	7,704,400
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA:
5.75% 10/15/20	8,455,000	8,624,100
8.5% 5/15/18 (c)	6,290,000	6,635,950
9.875% 8/15/19	5,310,000	5,907,375
		40,890,294
Diversified Financial Services - 6.0%
Aircastle Ltd.:
4.625% 12/15/18	1,245,000	1,254,338
6.25% 12/1/19	1,740,000	1,863,975
6.75% 4/15/17	2,030,000	2,263,450
9.75% 8/1/18	3,295,000	3,599,788
CIT Group, Inc.:
5.25% 3/15/18	4,935,000	5,292,788
5.375% 5/15/20	4,035,000	4,287,188
5.5% 2/15/19 (d)	5,555,000	5,957,738
FLY Leasing Ltd. 6.75% 12/15/20	4,015,000	4,065,188
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
6% 8/1/20 (d)	9,685,000	9,975,550
8% 1/15/18	11,285,000	11,736,400
Nonconvertible Bonds - continued
	Principal Amount	Value
Diversified Financial Services - continued
ILFC E-Capital Trust I 5.46% 12/21/65 (d)(g)	$ 3,780,000	$ 3,458,700
ILFC E-Capital Trust II 6.25% 12/21/65 (d)(g)	3,865,000	3,652,425
International Lease Finance Corp.:
3.875% 4/15/18	2,365,000	2,370,913
4.625% 4/15/21	2,020,000	1,929,100
5.875% 4/1/19	5,485,000	5,841,525
5.875% 8/15/22	3,480,000	3,471,300
6.25% 5/15/19	2,245,000	2,430,213
8.75% 3/15/17	2,110,000	2,484,525
SLM Corp.:
4.875% 6/17/19	3,775,000	3,761,610
5.5% 1/15/19	8,540,000	8,759,905
8% 3/25/20	1,565,000	1,772,363
8.45% 6/15/18	1,560,000	1,817,400
		92,046,382
Diversified Media - 1.4%
Clear Channel Worldwide Holdings, Inc.:
6.5% 11/15/22	2,715,000	2,752,331
6.5% 11/15/22	4,990,000	5,096,038
Darling Escrow Corp. 5.375% 1/15/22 (d)(f)	990,000	997,425
MDC Partners, Inc. 6.75% 4/1/20 (d)	4,410,000	4,613,963
Nielsen Co. S.a.r.l. (Luxembourg) 5.5% 10/1/21 (d)	3,610,000	3,664,150
Nielsen Finance LLC/Nielsen Finance Co. 4.5% 10/1/20	4,525,000	4,400,563
		21,524,470
Electric Utilities - 4.8%
Atlantic Power Corp. 9% 11/15/18	8,740,000	9,111,450
Dolphin Subsidiary II, Inc. 6.5% 10/15/16	1,205,000	1,304,413
GenOn Energy, Inc. 9.5% 10/15/18	1,515,000	1,715,738
Mirant Americas Generation LLC:
8.5% 10/1/21	6,785,000	7,141,213
9.125% 5/1/31	14,265,000	14,514,638
NRG Energy, Inc. 7.625% 1/15/18	5,090,000	5,802,600
NSG Holdings II, LLC 7.75% 12/15/25 (d)	10,300,000	10,969,500
Puget Energy, Inc.:
5.625% 7/15/22	3,925,000	4,268,453
6.5% 12/15/20	3,975,000	4,522,894
The AES Corp.:
4.875% 5/15/23	3,475,000	3,249,125
7.375% 7/1/21	9,660,000	10,891,650
		73,491,674

	Principal Amount	Value
Energy - 11.8%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	$ 4,265,000	$ 4,115,725
Antero Resources Finance Corp.:
5.375% 11/1/21 (d)	1,930,000	1,949,300
6% 12/1/20	6,300,000	6,615,000
7.25% 8/1/19	1,209,000	1,299,675
Basic Energy Services, Inc. 7.75% 2/15/19	615,000	642,675
Chesapeake Energy Corp.:
6.125% 2/15/21	7,230,000	7,754,175
6.875% 11/15/20	1,250,000	1,412,500
Chesapeake Midstream Partners LP/CHKM Finance Corp.:
5.875% 4/15/21	615,000	654,975
6.125% 7/15/22	1,745,000	1,867,150
Chesapeake Oilfield Operating LLC 6.625% 11/15/19 (c)	1,680,000	1,759,800
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.125% 3/1/22 (d)	1,175,000	1,204,375
7.75% 4/1/19	2,315,000	2,511,775
Denbury Resources, Inc.:
4.625% 7/15/23	6,660,000	6,010,650
6.375% 8/15/21	2,550,000	2,715,750
Edgen Murray Corp. 8.75% 11/1/20 (d)	2,285,000	2,616,325
Endeavor Energy Resources LP/EER Finance, Inc. 7% 8/15/21 (d)	7,515,000	7,590,150
Energy Partners Ltd. 8.25% 2/15/18	2,795,000	3,004,625
EP Energy LLC/Everest Acquisition Finance, Inc. 7.75% 9/1/22	4,015,000	4,496,800
Everest Acquisition LLC/Everest Acquisition Finance, Inc.:
6.875% 5/1/19	1,655,000	1,781,194
9.375% 5/1/20	8,685,000	10,020,319
Expro Finance Luxembourg SCA 8.5% 12/15/16 (d)	3,312,000	3,452,760
Exterran Holdings, Inc. 7.25% 12/1/18	7,855,000	8,296,844
Exterran Partners LP/EXLP Finance Corp. 6% 4/1/21 (d)	6,300,000	6,252,750
Forbes Energy Services Ltd. 9% 6/15/19	4,680,000	4,586,400
Forest Oil Corp. 7.25% 6/15/19	977,000	951,354
Gibson Energy, Inc. 6.75% 7/15/21 (d)	3,425,000	3,621,938
Hornbeck Offshore Services, Inc.:
5% 3/1/21	2,465,000	2,415,700
5.875% 4/1/20	1,240,000	1,280,300
Kinder Morgan Holding Co. LLC:
5% 2/15/21 (d)	2,525,000	2,487,090
5.625% 11/15/23 (d)	3,645,000	3,529,224
Nonconvertible Bonds - continued
	Principal Amount	Value
Energy - continued
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125% 11/15/20	$ 6,070,000	$ 6,343,150
Offshore Group Investment Ltd.:
7.125% 4/1/23	1,890,000	1,927,800
7.5% 11/1/19	7,160,000	7,786,500
Oil States International, Inc. 6.5% 6/1/19	3,300,000	3,510,375
Pacific Drilling SA 5.375% 6/1/20 (d)	4,750,000	4,773,750
Petroleum Geo-Services ASA 7.375% 12/15/18 (d)	3,225,000	3,434,625
Precision Drilling Corp.:
6.5% 12/15/21	290,000	308,850
6.625% 11/15/20	2,505,000	2,674,088
Samson Investment Co. 10.5% 2/15/20 (c)(d)	11,155,000	12,158,950
SemGroup Corp. 7.5% 6/15/21 (d)	2,775,000	2,934,563
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.25% 11/15/23 (d)	2,445,000	2,188,275
5.25% 5/1/23	4,876,000	4,723,625
6.375% 8/1/22	592,000	626,040
6.875% 2/1/21	2,840,000	3,053,000
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 6.125% 10/15/21	855,000	880,650
Western Refining, Inc. 6.25% 4/1/21	5,905,000	5,949,288
Whiting Petroleum Corp.:
5% 3/15/19	4,610,000	4,713,725
5.75% 3/15/21	4,815,000	4,983,525
		179,868,077
Entertainment/Film - 0.4%
GLP Capital LP/GLP Financing II, Inc.:
4.375% 11/1/18 (d)	1,735,000	1,774,038
5.375% 11/1/23 (d)	1,310,000	1,287,075
NAI Entertainment Holdings LLC/NAI Entertainment Finance Corp. 5% 8/1/18 (d)	2,970,000	3,066,525
		6,127,638
Environmental - 1.5%
ADS Waste Holdings, Inc. 8.25% 10/1/20	5,875,000	6,374,375
Clean Harbors, Inc.:
5.125% 6/1/21	3,450,000	3,484,500
5.25% 8/1/20	2,590,000	2,667,700
Covanta Holding Corp. 7.25% 12/1/20	5,165,000	5,638,600

	Principal Amount	Value
Tervita Corp.:
8% 11/15/18 (d)	$ 2,675,000	$ 2,761,938
9.75% 11/1/19 (d)	1,495,000	1,465,100
10.875% 2/15/18 (d)	875,000	884,275
		23,276,488
Food & Drug Retail - 2.2%
BI-LO LLC/BI-LO Finance Corp. 8.625% 9/15/18 pay-in-kind (d)(g)	1,340,000	1,400,300
JBS Investments GmbH 7.75% 10/28/20 (d)	3,740,000	3,768,050
Rite Aid Corp.:
6.75% 6/15/21	3,520,000	3,691,600
9.25% 3/15/20	21,255,000	24,390,067
		33,250,017
Food/Beverage/Tobacco - 1.8%
Barry Callebaut Services NV 5.5% 6/15/23 (d)	2,485,000	2,534,700
DS Waters of America, Inc. 10% 9/1/21 (d)	1,485,000	1,592,663
ESAL GmbH 6.25% 2/5/23 (d)	7,405,000	6,645,988
FAGE Dairy Industry SA/FAGE U.S.A. Dairy Industry, Inc. 9.875% 2/1/20 (d)	1,340,000	1,400,300
Hawk Acquisition Sub, Inc. 4.25% 10/15/20 (d)	4,950,000	4,789,125
JBS U.S.A. LLC/JBS U.S.A. Finance, Inc.:
7.25% 6/1/21 (d)	2,930,000	3,047,200
8.25% 2/1/20 (d)	6,670,000	7,236,950
		27,246,926
Gaming - 1.8%
Ameristar Casinos, Inc. 7.5% 4/15/21	7,590,000	8,235,150
Golden Nugget Escrow, Inc. 8.5% 12/1/21 (d)	2,770,000	2,797,700
MCE Finance Ltd. 5% 2/15/21 (d)	5,010,000	4,884,750
MGM Mirage, Inc.:
7.625% 1/15/17	930,000	1,057,875
8.625% 2/1/19	2,760,000	3,236,100
11.375% 3/1/18	2,360,000	2,997,200
PNK Finance Corp. 6.375% 8/1/21 (d)	2,605,000	2,663,613
Seminole Hard Rock Entertainment, Inc. 5.875% 5/15/21 (d)	1,490,000	1,463,925
		27,336,313
Healthcare - 4.6%
Community Health Systems, Inc.:
5.125% 8/15/18	3,535,000	3,649,888
8% 11/15/19	8,020,000	8,701,700
DaVita, Inc. 5.75% 8/15/22	6,925,000	7,011,563
DJO Finance LLC/DJO Finance Corp.:
7.75% 4/15/18	1,350,000	1,373,625
Nonconvertible Bonds - continued
	Principal Amount	Value
Healthcare - continued
DJO Finance LLC/DJO Finance Corp.: - continued
8.75% 3/15/18	$ 165,000	$ 181,088
9.875% 4/15/18	2,425,000	2,606,875
Emergency Medical Services Corp. 8.125% 6/1/19	3,292,000	3,567,705
HCA Holdings, Inc. 8% 10/1/18	4,350,000	5,138,438
HealthSouth Corp. 7.25% 10/1/18	3,588,000	3,834,675
MPT Operating Partnership LP/MPT Finance Corp. 6.875% 5/1/21	2,595,000	2,776,650
Omega Healthcare Investors, Inc.:
6.75% 10/15/22	235,000	255,269
7.5% 2/15/20	890,000	970,100
Sabra Health Care LP/Sabra Capital Corp. 8.125% 11/1/18	338,000	365,040
Tenet Healthcare Corp.:
6% 10/1/20 (d)	5,420,000	5,657,125
6.25% 11/1/18	1,435,000	1,589,263
8.125% 4/1/22	7,055,000	7,601,763
Valeant Pharmaceuticals International:
6.5% 7/15/16 (d)	1,314,000	1,356,705
6.75% 8/15/18 (d)	4,195,000	4,609,256
6.875% 12/1/18 (d)	4,655,000	4,980,850
VPI Escrow Corp. 6.375% 10/15/20 (d)	3,960,000	4,172,850
		70,400,428
Homebuilders/Real Estate - 2.8%
CBRE Group, Inc. 6.625% 10/15/20	2,575,000	2,755,250
D.R. Horton, Inc.:
3.625% 2/15/18	3,605,000	3,659,075
4.375% 9/15/22	1,675,000	1,561,938
4.75% 5/15/17	880,000	930,600
Howard Hughes Corp. 6.875% 10/1/21 (d)	2,870,000	2,984,800
Lennar Corp. 4.125% 12/1/18	3,605,000	3,623,025
Standard Pacific Corp. 8.375% 5/15/18	14,220,000	16,708,500
Toll Brothers Finance Corp.:
4% 12/31/18	3,350,000	3,408,625
4.375% 4/15/23	5,520,000	5,119,800
5.625% 1/15/24	2,430,000	2,448,225
		43,199,838
Hotels - 0.7%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625% 10/15/21 (d)	6,570,000	6,816,375
Playa Resorts Holding BV 8% 8/15/20 (d)	3,515,000	3,730,294
		10,546,669

	Principal Amount	Value
Insurance - 0.1%
Hockey Merger Sub 2, Inc. 7.875% 10/1/21 (d)	$ 2,055,000	$ 2,111,513
Leisure - 1.0%
Cedar Fair LP/Magnum Management Corp. 5.25% 3/15/21	2,230,000	2,202,125
NCL Corp. Ltd. 5% 2/15/18	5,690,000	5,860,700
Royal Caribbean Cruises Ltd.:
5.25% 11/15/22	6,045,000	6,045,000
7.5% 10/15/27	595,000	635,163
		14,742,988
Metals/Mining - 2.4%
Beverage Packaging Holdings II SA (Luxembourg):
5.625% 12/15/16 (d)	1,880,000	1,917,600
6% 6/15/17 (d)	960,000	972,000
Boart Longyear Management Pty Ltd.:
7% 4/1/21 (d)	8,355,000	6,245,363
10% 10/1/18 (d)	3,085,000	3,185,263
CONSOL Energy, Inc.:
8% 4/1/17	2,000,000	2,107,500
8.25% 4/1/20	2,770,000	2,998,525
FMG Resources (August 2006) Pty Ltd.:
6.375% 2/1/16 (d)	3,145,000	3,255,075
7% 11/1/15 (d)	5,401,000	5,603,538
New Gold, Inc. 6.25% 11/15/22 (d)	7,295,000	7,057,913
Walter Energy, Inc.:
8.5% 4/15/21	3,535,000	2,942,888
9.5% 10/15/19 (d)	900,000	949,500
		37,235,165
Paper - 0.4%
Sappi Papier Holding GmbH 7.75% 7/15/17 (d)	4,920,000	5,387,400
Publishing/Printing - 1.3%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 9.75% 4/1/21 (d)	8,095,000	8,944,975
R.R. Donnelley & Sons Co.:
6.5% 11/15/23	2,220,000	2,242,200
7% 2/15/22	1,100,000	1,182,500
7.25% 5/15/18	2,320,000	2,633,200
7.625% 6/15/20	675,000	734,063
8.25% 3/15/19	2,966,000	3,396,070
		19,133,008
Restaurants - 0.3%
NPC International, Inc./NPC Operating Co. A, Inc./NPC Operating Co. B, Inc. 10.5% 1/15/20	4,035,000	4,660,425
Nonconvertible Bonds - continued
	Principal Amount	Value
Services - 3.7%
APX Group, Inc.:
6.375% 12/1/19	$ 9,500,000	$ 9,642,500
8.75% 12/1/20	8,335,000	8,501,700
8.75% 12/1/20 (d)	480,000	488,400
ARAMARK Corp. 5.75% 3/15/20 (d)	2,805,000	2,931,225
Audatex North America, Inc.:
6% 6/15/21 (d)	4,215,000	4,415,213
6.125% 11/1/23 (d)	460,000	473,800
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.9956% 12/1/17 (d)(g)	2,180,000	2,190,900
Bankrate, Inc. 6.125% 8/15/18 (d)	2,580,000	2,683,200
Brand Energy & Infrastructure Services, Inc. 8.5% 12/1/21 (d)	4,640,000	4,715,400
FTI Consulting, Inc. 6.75% 10/1/20	3,715,000	4,012,200
Garda World Security Corp. 7.25% 11/15/21 (d)	2,200,000	2,216,500
Hertz Corp. 4.25% 4/1/18	3,145,000	3,223,625
The Geo Group, Inc. 5.875% 1/15/22 (d)	7,310,000	7,255,175
TransUnion Holding Co., Inc. 8.125% 6/15/18 pay-in-kind	4,340,000	4,578,700
		57,328,538
Shipping - 1.1%
Aguila 3 SA 7.875% 1/31/18 (d)	4,595,000	4,870,700
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc. 8.125% 11/15/21 (d)	1,785,000	1,820,700
Navios Maritime Holdings, Inc.:
7.375% 1/15/22 (d)	7,410,000	7,447,050
8.125% 2/15/19	1,465,000	1,505,288
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc. 9.25% 4/15/19	420,000	453,075
		16,096,813
Steel - 1.5%
JMC Steel Group, Inc. 8.25% 3/15/18 (d)	4,545,000	4,590,450
Severstal Columbus LLC 10.25% 2/15/18	10,610,000	11,246,600
Steel Dynamics, Inc. 6.125% 8/15/19	7,280,000	7,880,600
		23,717,650
Super Retail - 0.9%
Best Buy Co., Inc. 5% 8/1/18	5,280,000	5,537,664
Netflix, Inc. 5.375% 2/1/21 (d)	3,535,000	3,579,188

	Principal Amount	Value
Sears Holdings Corp. 6.625% 10/15/18	$ 1,385,000	$ 1,253,425
The Bon-Ton Department Stores, Inc. 8% 6/15/21	3,215,000	3,239,113
		13,609,390
Technology - 8.2%
Activision Blizzard, Inc. 5.625% 9/15/21 (d)	2,440,000	2,525,400
ADT Corp. 6.25% 10/15/21 (d)	3,545,000	3,722,250
BMC Software Finance, Inc. 8.125% 7/15/21 (d)	4,560,000	4,696,800
Brocade Communications Systems, Inc. 4.625% 1/15/23 (d)	3,400,000	3,145,000
Ceridian Corp. 11.25% 11/15/15	4,475,000	4,508,563
Compiler Finance Sub, Inc. 7% 5/1/21 (d)	515,000	511,138
First Data Corp.:
6.75% 11/1/20 (d)	3,280,000	3,411,200
7.375% 6/15/19 (d)	3,400,000	3,629,500
8.25% 1/15/21 (d)	6,555,000	6,972,881
12.625% 1/15/21	4,520,000	5,305,350
Flextronics International Ltd. 4.625% 2/15/20	3,020,000	2,944,500
Lucent Technologies, Inc.:
6.45% 3/15/29	6,135,000	5,429,475
6.5% 1/15/28	3,265,000	2,856,875
Nuance Communications, Inc. 5.375% 8/15/20 (d)	13,133,000	12,837,508
NXP BV/NXP Funding LLC:
3.75% 6/1/18 (d)	12,835,000	12,931,263
5.75% 2/15/21 (d)	5,715,000	5,972,175
Sanmina-SCI Corp. 7% 5/15/19 (d)	9,305,000	9,898,194
Seagate HDD Cayman 3.75% 11/15/18 (d)	8,170,000	8,261,913
SoftBank Corp. 4.5% 4/15/20 (d)	6,870,000	6,698,250
Spansion LLC 7.875% 11/15/17	5,850,000	6,091,313
VeriSign, Inc. 4.625% 5/1/23	3,295,000	3,146,725
Viasystems, Inc. 7.875% 5/1/19 (d)	2,810,000	3,038,313
WideOpenWest Finance LLC/WideOpenWest Capital Corp.:
10.25% 7/15/19	2,995,000	3,324,450
13.375% 10/15/19	2,705,000	3,131,038
		124,990,074
Telecommunications - 6.8%
Alcatel-Lucent U.S.A., Inc.:
4.625% 7/1/17 (d)	1,100,000	1,101,375
6.75% 11/15/20 (d)	3,640,000	3,781,050
8.875% 1/1/20 (d)	6,325,000	7,052,375
Altice Financing SA:
6.5% 1/15/22 (d)	685,000	691,850
7.875% 12/15/19 (d)	4,180,000	4,545,750
Nonconvertible Bonds - continued
	Principal Amount	Value
Telecommunications - continued
Altice Finco SA:
8.125% 1/15/24 (d)	$ 415,000	$ 425,915
9.875% 12/15/20 (d)	2,465,000	2,773,125
Digicel Group Ltd.:
6% 4/15/21 (d)	5,265,000	5,080,725
7% 2/15/20 (d)	295,000	297,950
8.25% 9/1/17 (d)	5,395,000	5,610,800
DigitalGlobe, Inc. 5.25% 2/1/21 (d)	9,505,000	9,267,375
Intelsat Jackson Holdings SA 7.25% 4/1/19	1,835,000	1,981,800
Intelsat Luxembourg SA 7.75% 6/1/21 (d)	5,650,000	6,059,625
Level 3 Financing, Inc. 3.842% 1/15/18 (d)(g)	3,065,000	3,084,156
Neustar, Inc. 4.5% 1/15/23	2,980,000	2,689,450
Sprint Capital Corp.:
6.875% 11/15/28	1,155,000	1,088,588
8.75% 3/15/32	1,155,000	1,238,738
Sprint Communications, Inc. 9% 11/15/18 (d)	6,240,000	7,519,200
T-Mobile U.S.A., Inc.:
5.25% 9/1/18 (d)	7,415,000	7,754,607
6.464% 4/28/19	6,010,000	6,385,625
Telesat Canada/Telesat LLC 6% 5/15/17 (d)	4,310,000	4,482,400
TW Telecom Holdings, Inc. 5.375% 10/1/22	2,815,000	2,765,738
Wind Acquisition Finance SA:
7.25% 2/15/18 (d)	2,770,000	2,915,425
11.75% 7/15/17 (d)	3,170,000	3,372,088
Wind Acquisition Holdings Finance SA 12.25% 7/15/17 pay-in-kind (d)(g)	12,403,891	12,354,448
		104,320,178
Textiles & Apparel - 0.2%
The William Carter Co. 5.25% 8/15/21 (d)	3,490,000	3,542,350
TOTAL NONCONVERTIBLE BONDS (Cost $1,326,059,757)		1,365,084,178
Commercial Mortgage Securities - 0.0%

LB Multi-family Mortgage Trust Series 1991-4 Class A1, 7.125% 4/25/21 (g) (Cost $0)	13,676	9,573
Common Stocks - 0.0%
	Shares	Value
Telecommunications - 0.0%
CUI Acquisition Corp. Class E (a)(d) (Cost $1,273,881)	1	$ 112,009
Bank Loan Obligations - 5.8%
	Principal Amount
Automotive - 0.1%
Allison Transmission, Inc. Tranche B 3LN, term loan 3.75% 8/23/19 (g)	$ 955,000	957,388
Broadcasting - 0.1%
ION Media Networks, Inc. Tranche B, term loan 12/18/20 (h)	1,330,000	1,344,963
Cable TV - 0.2%
Charter Communications Operating LLC Tranche F, term loan 3% 1/3/21 (g)	3,886,015	3,847,155
Containers - 0.2%
Ardagh Holdings U.S.A., Inc. Tranche B, term loan 12/17/19 (h)	165,000	165,825
Berry Plastics Corp. Tranche E, term loan 12/18/20 (h)	1,565,000	1,561,088
Reynolds Consumer Products Holdings, Inc. Tranche B, term loan 4% 12/1/18 (g)	910,000	908,863
		2,635,776
Diversified Financial Services - 0.0%
Moxie Patriot LLC Tranche B, term loan 12/19/20 (h)	400,000	405,500
Energy - 1.1%
Chesapeake Energy Corp. Tranche B, term loan 5.75% 12/2/17 (g)	4,710,000	4,810,323
Energy Transfer Equity LP Tranche B, term loan 3.25% 12/2/19 (g)	3,645,000	3,617,663
Fieldwood Energy, LLC:
Tranche 2LN, term loan 8.375% 9/30/20 (g)	6,295,000	6,389,425
Tranche B 1LN, term loan 3.875% 9/30/18 (g)	364,088	366,363
Samson Investment Co. Tranche B 2LN, term loan 9/25/18 (h)	360,000	360,000
Sheridan Investment Partners I term loan 12/16/20 (h)	524,775	526,769
Sheridan Production Partners I:
Tranche A, term loan 12/16/20 (h)	73,000	73,277
Tranche M, term loan 12/16/20 (h)	27,225	27,328
Western Refining, Inc. Tranche B, term loan 4.25% 11/12/20 (g)	250,000	253,125
		16,424,273
Environmental - 0.0%
Darling International, Inc. Tranche B, term loan 12/18/20 (h)	210,000	211,050
Bank Loan Obligations - continued
	Principal Amount	Value
Environmental - continued
WTG Holdings III Corp.:
Tranche 2LN, term loan 12/12/21 (h)	$ 155,000	$ 154,225
Tranche B, term loan 12/12/20 (h)	165,000	164,175
		529,450
Food/Beverage/Tobacco - 0.1%
Del Monte Foods Consumer Products:
Tranche 2LN, term loan 5/26/21 (h)	455,000	459,550
Tranche B 1LN, term loan 11/26/20 (h)	915,000	917,288
		1,376,838
Gaming - 0.2%
Golden Nugget, Inc. Tranche B, term loan:
11/21/19 (i)	145,500	146,591
5.5% 11/21/19 (g)	339,500	342,046
Las Vegas Sands LLC Tranche B, term loan 12/19/20 (h)	2,245,000	2,241,969
		2,730,606
Healthcare - 0.2%
Endo Luxembourg Finance I Comp term loan 12/12/20 (h)	3,735,000	3,744,338
Hotels - 0.3%
Hilton Worldwide Finance, LLC Tranche B, term loan 3.75% 10/25/20 (g)	4,576,368	4,610,691
Insurance - 0.3%
HUB International Ltd. Tranche B, term loan 4.75% 10/2/20 (g)	1,456,350	1,476,375
StoneRiver Group LP:
Tranche 2LN, term loan 8.5% 5/30/20 (g)	1,303,176	1,309,692
Tranche B 1LN, term loan 4.5% 11/30/19 (g)	1,621,838	1,621,838
		4,407,905
Leisure - 0.3%
Equinox Holdings, Inc.:
Tranche 2LN, term loan 9.75% 8/1/20 (g)	1,600,000	1,620,000
Tranche B 1LN, term loan 4.5007% 2/1/20 (g)	2,962,613	2,988,683
		4,608,683
Metals/Mining - 0.7%
Alpha Natural Resources, Inc. Tranche B, term loan 3.5% 5/22/20 (g)	2,358,120	2,316,853

	Principal Amount	Value
Fortescue Metals Group Ltd. Tranche B, term loan 4.25% 6/30/19 (g)	$ 2,428,913	$ 2,459,274
Peabody Energy Corp. Tranche B, term loan 4.25% 9/24/20 (g)	5,441,363	5,474,827
		10,250,954
Publishing/Printing - 0.3%
ARC Document Solutions, Inc. Tranche B, term loan 12/20/18 (h)	4,880,000	4,843,400
Services - 0.4%
Brand Energy & Infrastructure Services, Inc. Tranche B, term loan 4.75% 11/26/20 (g)	4,520,000	4,542,600
EFS Cogen Holdings I LLC Tranche B, term loan 12/17/20 (h)	195,000	195,975
Filtration Group Corp.:
Tranche 2LN, term loan 8.25% 11/21/21 (g)	60,000	60,825
Tranche B 1LN, term loan 4.5% 11/21/20 (g)	75,000	75,281
Garda World Security Corp.:
term loan 4% 11/8/20 (g)	497,685	498,307
Tranche DD, term loan 11/8/20 (i)	127,315	127,474
Redtop Acquisitions Ltd.:
Tranche 2LN, term loan 8.25% 6/3/21 (g)	185,000	187,775
Tranche B 1LN, term loan 4.5% 12/3/20 (g)	105,000	105,263
		5,793,500
Technology - 0.8%
Dell International LLC Tranche B, term loan 4.5% 4/29/20 (g)	350,000	350,875
First Data Corp. term loan 4.164% 3/24/18 (g)	6,685,000	6,668,288
Infor U.S., Inc. Tranche B 5LN, term loan 6/3/20 (h)	860,000	856,818
Kronos, Inc.:
Tranche 2LN, term loan 9.75% 4/30/20 (g)	140,000	146,300
Tranche B 1LN, term loan 4.5% 10/30/19 (g)	64,815	65,463
NXP BV Tranche D, term loan 1/11/20 (h)	3,660,000	3,660,000
		11,747,744
Telecommunications - 0.5%
Alcatel-Lucent U.S.A., Inc. Tranche C 1LN, term loan 1/30/19 (h)	6,510,000	6,542,550
Consolidated Communications, Inc. Tranche B, term loan 12/23/20 (h)	140,000	140,000
Bank Loan Obligations - continued
	Principal Amount	Value
Telecommunications - continued
Crown Castle Operating Co. Tranche B, term loan 1/31/21 (h)	$ 305,000	$ 305,000
Intelsat Jackson Holdings SA Tranche B 2LN, term loan 3.75% 6/30/19 (g)	1,260,000	1,271,088
		8,258,638
TOTAL BANK LOAN OBLIGATIONS (Cost $87,245,499)		88,517,802
Preferred Securities - 0.3%

Banks & Thrifts - 0.3%
JPMorgan Chase & Co. 6% (e)(g) (Cost $4,860,000)	4,860,000	4,770,231
Money Market Funds - 5.1%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $76,868,755)	76,868,755	76,868,755
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,496,307,892)		1,535,362,548
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(6,982,662)
NET ASSETS - 100%		$ 1,528,379,886
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $605,037,802 or 39.6% of net assets.

(e) Security is perpetual in nature with no stated maturity date.
(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(g) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(h) The coupon rate will be determined upon settlement of the loan after period end.

(i) Position represents an unfunded loan commitment. At period end, the total principal amount and market value of unfunded commitments totaled $272,815 and $274,065, respectively. The coupon rate will be determined at time of settlement.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 95,258
Other Information

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Telecommunication Services	$ 112,009	$ -	$ -	$ 112,009
Corporate Bonds	1,365,084,178	-	1,365,084,178	-
Commercial Mortgage Securities	9,573	-	-	9,573
Bank Loan Obligations	88,517,802	-	86,897,802	1,620,000
Preferred Securities	4,770,231	-	4,770,231	-
Money Market Funds	76,868,755	76,868,755	-	-
Total Investments in Securities:	$ 1,535,362,548	$ 76,868,755	$ 1,456,752,211	$ 1,741,582
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	79.2%
Luxembourg	4.3%
Canada	3.2%
Netherlands	2.1%
Bermuda	1.9%
Cayman Islands	1.8%
Australia	1.6%
United Kingdom	1.4%
Austria	1.1%
Others (Individually Less Than 1%)	3.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,419,439,137)	$ 1,458,493,793
Fidelity Central Funds (cost $76,868,755)	76,868,755
Total Investments (cost $1,496,307,892)		$ 1,535,362,548
Cash		4,015,234
Receivable for investments sold		1,705,556
Receivable for fund shares sold		2,131,786
Interest receivable		23,220,622
Distributions receivable from Fidelity Central Funds		4,605
Prepaid expenses		3,227
Other receivables		11,207
Total assets		1,566,454,785

Liabilities
Payable for investments purchased
Regular delivery	$ 34,396,427
Delayed delivery	990,000
Payable for fund shares redeemed	1,694,753
Accrued management fee	704,961
Distribution and service plan fees payable	69,658
Other affiliated payables	139,510
Other payables and accrued expenses	79,590
Total liabilities		38,074,899

Net Assets		$ 1,528,379,886
Net Assets consist of:
Paid in capital		$ 1,547,379,547
Undistributed net investment income		1,216,415
Accumulated undistributed net realized gain (loss) on investments		(59,270,732)
Net unrealized appreciation (depreciation) on investments		39,054,656
Net Assets		$ 1,528,379,886

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($587,375,744 ÷ 101,188,593 shares)	$ 5.80

Service Class: Net Asset Value, offering price and redemption price per share ($68,982,149 ÷ 11,953,181 shares)	$ 5.77

Service Class 2: Net Asset Value, offering price and redemption price per share ($280,443,630 ÷ 49,707,292 shares)	$ 5.64

Initial Class R: Net Asset Value, offering price and redemption price per share ($29,558,387 ÷ 5,112,817 shares)	$ 5.78

Service Class R: Net Asset Value, offering price and redemption price per share ($58,041,804 ÷ 10,116,582 shares)	$ 5.74

Service Class 2R: Net Asset Value, offering price and redemption price per share ($4,347,801 ÷ 771,011 shares)	$ 5.64

Investor Class: Net Asset Value, offering price and redemption price per share ($499,630,371 ÷ 86,398,598 shares)	$ 5.78

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 243,338
Interest		91,407,694
Income from Fidelity Central Funds		95,258
Total income		91,746,290

Expenses
Management fee	$ 8,290,267
Transfer agent fees	1,218,349
Distribution and service plan fees	805,750
Accounting fees and expenses	500,134
Custodian fees and expenses	26,253
Independent trustees' compensation	8,102
Audit	81,461
Legal	15,196
Interest	1,289
Miscellaneous	13,741
Total expenses before reductions	10,960,542
Expense reductions	(59,997)	10,900,545
Net investment income (loss)		80,845,745
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		46,584,559
Change in net unrealized appreciation (depreciation) on investment securities		(41,731,572)
Net gain (loss)		4,852,987
Net increase (decrease) in net assets resulting from operations		$ 85,698,732

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 80,845,745	$ 85,504,440
Net realized gain (loss)	46,584,559	13,064,180
Change in net unrealized appreciation (depreciation)	(41,731,572)	80,611,074
Net increase (decrease) in net assets resulting from operations	85,698,732	179,179,694
Distributions to shareholders from net investment income	(86,921,876)	(84,934,228)
Share transactions - net increase (decrease)	16,318,361	164,623,275
Redemption fees	28,583	64,369
Total increase (decrease) in net assets	15,123,800	258,933,110

Net Assets
Beginning of period	1,513,256,086	1,254,322,976
End of period (including undistributed net investment income of $1,216,415 and undistributed net investment income of $6,819,718, respectively)	$ 1,528,379,886	$ 1,513,256,086

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.81	$ 5.39	$ 5.57	$ 5.29	$ 3.96
Income from Investment Operations
Net investment income (loss) C	.330	.361	.391	.439	.438
Net realized and unrealized gain (loss)	.014	.405	(.171)	.288	1.298
Total from investment operations	.344	.766	.220	.727	1.736
Distributions from net investment income	(.354)	(.346)	(.400)	(.448)	(.406)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.80	$ 5.81	$ 5.39	$ 5.57	$ 5.29
Total Return A,B	5.95%	14.23%	4.03%	13.82%	43.96%
Ratios to Average Net Assets D,F
Expenses before reductions	.68%	.68%	.69%	.69%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.69%	.69%	.70%
Expenses net of all reductions	.68%	.68%	.69%	.69%	.70%
Net investment income (loss)	5.55%	6.22%	6.85%	7.84%	9.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 587,376	$ 606,506	$ 561,514	$ 594,688	$ 608,802
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.78	$ 5.36	$ 5.54	$ 5.26	$ 3.95
Income from Investment Operations
Net investment income (loss) C	.323	.353	.384	.431	.429
Net realized and unrealized gain (loss)	.015	.407	(.171)	.290	1.281
Total from investment operations	.338	.760	.213	.721	1.710
Distributions from net investment income	(.348)	(.340)	(.393)	(.442)	(.400)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.77	$ 5.78	$ 5.36	$ 5.54	$ 5.26
Total Return A,B	5.87%	14.20%	3.93%	13.79%	43.41%
Ratios to Average Net Assets D,F
Expenses before reductions	.78%	.78%	.79%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.78%	.79%	.78%	.80%
Expenses net of all reductions	.77%	.78%	.79%	.78%	.80%
Net investment income (loss)	5.46%	6.13%	6.75%	7.74%	8.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,982	$ 77,397	$ 91,573	$ 98,988	$ 103,511
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.66	$ 5.26	$ 5.45	$ 5.18	$ 3.89
Income from Investment Operations
Net investment income (loss) C	.307	.338	.368	.417	.422
Net realized and unrealized gain (loss)	.014	.396	(.170)	.287	1.264
Total from investment operations	.321	.734	.198	.704	1.686
Distributions from net investment income	(.341)	(.334)	(.388)	(.435)	(.396)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.64	$ 5.66	$ 5.26	$ 5.45	$ 5.18
Total Return A,B	5.70%	13.97%	3.72%	13.67%	43.46%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.93%	.94%	.94%	.95%
Expenses net of fee waivers, if any	.92%	.93%	.94%	.94%	.95%
Expenses net of all reductions	.92%	.93%	.94%	.94%	.95%
Net investment income (loss)	5.31%	5.98%	6.60%	7.59%	8.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 280,444	$ 281,065	$ 220,333	$ 182,465	$ 181,377
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.79	$ 5.37	$ 5.55	$ 5.27	$ 3.95
Income from Investment Operations
Net investment income (loss) C	.330	.360	.391	.439	.440
Net realized and unrealized gain (loss)	.014	.407	(.171)	.288	1.286
Total from investment operations	.344	.767	.220	.727	1.726
Distributions from net investment income	(.354)	(.347)	(.400)	(.448)	(.406)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.78	$ 5.79	$ 5.37	$ 5.55	$ 5.27
Total Return A,B	5.97%	14.30%	4.05%	13.88%	43.82%
Ratios to Average Net Assets D,F
Expenses before reductions	.68%	.68%	.68%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.68%	.68%	.68%	.70%
Expenses net of all reductions	.67%	.68%	.68%	.68%	.69%
Net investment income (loss)	5.56%	6.23%	6.85%	7.84%	9.02%
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,558	$ 35,605	$ 31,627	$ 34,946	$ 34,080
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.75	$ 5.34	$ 5.52	$ 5.25	$ 3.94
Income from Investment Operations
Net investment income (loss) C	.321	.352	.383	.433	.431
Net realized and unrealized gain (loss)	.018	.400	(.167)	.280	1.280
Total from investment operations	.339	.752	.216	.713	1.711
Distributions from net investment income	(.349)	(.342)	(.396)	(.444)	(.401)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.74	$ 5.75	$ 5.34	$ 5.52	$ 5.25
Total Return A,B	5.92%	14.10%	3.99%	13.66%	43.56%
Ratios to Average Net Assets D,F
Expenses before reductions	.78%	.78%	.78%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.78%	.78%	.78%	.80%
Expenses net of all reductions	.77%	.78%	.78%	.78%	.80%
Net investment income (loss)	5.46%	6.13%	6.75%	7.74%	8.92%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,042	$ 69,893	$ 63,557	$ 68,806	$ 47,873
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.65	$ 5.26	$ 5.45	$ 5.17	$ 3.89
Income from Investment Operations
Net investment income (loss) C	.307	.340	.369	.415	.416
Net realized and unrealized gain (loss)	.023	.390	(.175)	.293	1.257
Total from investment operations	.330	.730	.194	.708	1.673
Distributions from net investment income	(.340)	(.340)	(.384)	(.429)	(.393)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.64	$ 5.65	$ 5.26	$ 5.45	$ 5.17
Total Return A,B	5.87%	13.90%	3.64%	13.79%	43.13%
Ratios to Average Net Assets D,F
Expenses before reductions	.93%	.93%	.93%	.94%	.95%
Expenses net of fee waivers, if any	.92%	.93%	.93%	.93%	.95%
Expenses net of all reductions	.92%	.93%	.93%	.93%	.94%
Net investment income (loss)	5.31%	5.98%	6.60%	7.59%	8.77%
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,348	$ 4,019	$ 1,350	$ 1,543	$ 2,016
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 5.79	$ 5.37	$ 5.56	$ 5.27	$ 3.96
Income from Investment Operations
Net investment income (loss) C	.327	.358	.388	.437	.441
Net realized and unrealized gain (loss)	.016	.407	(.180)	.298	1.274
Total from investment operations	.343	.765	.208	.735	1.715
Distributions from net investment income	(.353)	(.345)	(.398)	(.446)	(.405)
Redemption fees added to paid in capital C	- G	- G	- G	.001	- G
Net asset value, end of period	$ 5.78	$ 5.79	$ 5.37	$ 5.56	$ 5.27
Total Return A,B	5.95%	14.26%	3.82%	14.04%	43.43%
Ratios to Average Net Assets D,F
Expenses before reductions	.71%	.71%	.72%	.73%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.72%	.72%	.73%
Expenses net of all reductions	.71%	.71%	.72%	.72%	.73%
Net investment income (loss)	5.52%	6.20%	6.82%	7.81%	8.99%
Supplemental Data
Net assets, end of period (000 omitted)	$ 499,630	$ 438,772	$ 284,370	$ 244,738	$ 182,806
Portfolio turnover rate E	85%	55%	79%	81%	70%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP High Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities, are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 53,210,392
Gross unrealized depreciation	(12,963,627)
Net unrealized appreciation (depreciation) on securities and other investments	$ 40,246,765

Tax Cost	$ 1,495,115,783

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (58,936,967)
Net unrealized appreciation (depreciation)	$ 40,246,765

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (58,936,967)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 86,921,876	$ 84,934,228

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares and Service Class 2R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation, or may be made directly to a borrower. The Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these loans. The Fund also invests in unfunded loan commitments, which are contractual obligations for future funding. Information regarding unfunded commitments is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,269,172,018 and $1,179,884,778, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .11% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 72,026
Service Class 2	669,990
Service Class R	53,854
Service Class 2 R	9,880
$ 805,750

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .10% of average net assets. In addition, FIIOC receives an asset-based fee of .0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 437,051
Service Class	51,782
Service Class 2	191,829
Initial Class R	22,129
Service Class R	37,627
Service Class 2R	2,763
Investor Class	475,168
$ 1,218,349

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class pays a single fee of .10% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 24,831,167.31%		$ 1,289

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,236 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 23,163
Service Class	2,839
Service Class 2	10,570
Initial Class R	1,247
Service Class R	2,120
Service Class 2R	156
Investor Class	17,960
$ 58,055

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,942.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 33,473,820	$ 34,341,731
Service Class	3,969,791	4,352,958
Service Class 2	16,115,842	15,615,687
Initial Class R	1,722,419	2,033,316
Service Class R	3,349,920	3,948,919
Service Class 2R	230,462	215,852
Investor Class	28,059,622	24,425,765
Total	$ 86,921,876	$ 84,934,228

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	14,039,906	13,853,360	$ 83,416,151	$ 80,405,792
Reinvestment of distributions	5,790,037	5,923,006	33,473,820	34,341,731
Shares redeemed	(23,058,485)	(19,521,567)	(136,983,639)	(112,985,217)
Net increase (decrease)	(3,228,542)	254,799	$ (20,093,668)	$ 1,762,306
Service Class
Shares sold	929,486	1,525,261	$ 5,521,007	$ 8,621,959
Reinvestment of distributions	690,233	754,748	3,969,791	4,352,958
Shares redeemed	(3,064,824)	(5,957,709)	(18,085,383)	(33,943,822)
Net increase (decrease)	(1,445,105)	(3,677,700)	$ (8,594,585)	$ (20,968,905)
Service Class 2
Shares sold	20,103,362	25,700,556	$ 116,574,992	$ 145,593,661
Reinvestment of distributions	2,866,946	2,764,623	16,115,842	15,615,687
Shares redeemed	(22,951,503)	(20,664,331)	(132,172,105)	(115,959,882)
Net increase (decrease)	18,805	7,800,848	$ 518,729	$ 45,249,466
Initial Class R
Shares sold	852,998	2,462,639	$ 5,061,609	$ 14,321,536
Reinvestment of distributions	298,955	351,902	1,722,419	2,033,316
Shares redeemed	(2,192,612)	(2,548,693)	(12,973,240)	(14,732,861)
Net increase (decrease)	(1,040,659)	265,848	$ (6,189,212)	$ 1,621,991
Service Class R
Shares sold	5,190,571	8,023,964	$ 30,731,567	$ 46,504,431
Reinvestment of distributions	585,519	688,191	3,349,920	3,948,919
Shares redeemed	(7,823,949)	(8,456,038)	(46,022,233)	(47,748,690)
Net increase (decrease)	(2,047,859)	256,117	$ (11,940,746)	$ 2,704,660

Annual Report

9. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Service Class 2R
Shares sold	995,220	580,649	$ 5,809,165	$ 3,315,329
Reinvestment of distributions	40,999	38,276	230,462	215,852
Shares redeemed	(976,234)	(164,440)	(5,617,855)	(925,854)
Net increase (decrease)	59,985	454,485	$ 421,772	$ 2,605,327
Investor Class
Shares sold	25,574,430	28,186,563	$ 151,658,997	$ 162,161,430
Reinvestment of distributions	4,870,500	4,226,954	28,059,622	24,425,765
Shares redeemed	(19,845,132)	(9,530,114)	(117,522,548)	(54,938,765)
Net increase (decrease)	10,599,798	22,883,403	$ 62,196,071	$ 131,648,430

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 39% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 15% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP High Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP High Income Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP High Income Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP High Income Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or, in the case of the fund, underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

VIP High Income Portfolio

The Board has discussed the fund's underperformance with FMR and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 25% means that 75% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP High Income Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class, Service Class, and Service Class R ranked below its competitive median for 2012 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPHIR-ANN-0214
1.811842.109

Fidelity® Variable Insurance Products:

Overseas Portfolio - Class R

Annual Report

December 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2013	Past 1 year	Past 5 years	Past 10 years
VIP Overseas Portfolio - Initial Class R	30.45%	13.31%	7.00%
VIP Overseas Portfolio - Service Class R	30.30%	13.20%	6.89%
VIP Overseas Portfolio - Service Class 2R	30.15%	13.02%	6.73%
VIP Overseas Portfolio - Investor Class R A	30.40%	13.21%	6.91%

A The initial offering of Investor Class R shares took place on July 21, 2005. Returns prior to July 21, 2005 are those of Initial Class. Had Investor Class R's transfer agent fee been reflected, returns prior to July 21, 2005 would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Overseas Portfolio - Initial Class R on December 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EAFE® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equity markets remained upbeat for the 12 months ending December 31, 2013, propelling the MSCI® ACWI® (All Country World Index) Index to a 23.24% return. Midyear turbulence gave way by autumn when policymakers in the U.S. and China had made clear their intentions to maintain accommodative monetary policies. That stance, combined with modest cyclical improvement around the globe and generally low valuations, underpinned the broad rally in equities, although the relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. During the period, the broad-market S&P 500® Index set a series of new highs, finishing the year up 32.39%. For the first time since 1995, the S&P® scored a "perfect 10," with all 10 economic sectors gaining at least 10% for the year. A resurgence in growth-oriented stocks lifted the Nasdaq Composite Index® to a 40.12% result for 2013, while the blue-chip Dow Jones Industrial AverageSM notched a relatively more modest 29.65% gain. International developed-markets equities rose in concert with their U.S. counterparts, with the MSCI® EAFE® Index gaining 22.92% for the period. Meanwhile, foreign exchange and commodity weakness curbed results in resource-heavy emerging markets (EM), especially in the year's waning months. More generally, concern over EM's slowing growth, its declining share of global trade and uncertainty surrounding U.S. central bank intentions were all factors hampering performance. The MSCI Emerging Markets Index returned -2.27% for the period. On the bond side, U.S. high-yield securities rallied with equities for much of the period, with The BofA Merrill LynchSM US High Yield Constrained Index returning 7.41% for 2013. The more rate-sensitive U.S. investment-grade bond category faced headwinds though, as reflected in the -2.02% return of The Barclays® U.S. Aggregate Bond Index. Within the Barclays index, investment-grade corporate credit returned -2.01%, while ultra-safe U.S. Treasuries saw a -2.75% result. Major non-U.S. developed markets performed only slightly better, with the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index logging a -1.59% result. After several years of strong advances, EM debt reversed course in 2013, with the J.P. Morgan Emerging Markets Bond Index Global returning -6.58%.

Comments from Graeme Rockett, Portfolio Manager of VIP Overseas Portfolio: For the year, fund's share classes easily outpaced the 22.92% advance of the MSCI® EAFE® Index. (For specific portfolio results, please refer to the performance section of this report.) Versus the index, the fund found success among many Internet-related and e-commerce stocks, most notably SouFun Holdings, China's leading residential real estate Internet portal. Japanese telecommunications firm SoftBank also provided a nice boost to relative performance, as did a stake in U.K.-based online apparel retailer ASOS, where I saw long-term growth potential but began to trim my position once its share price exceeded my target. Conversely, it hurt to hold Hengdeli Holdings, a China-based retailer of high-end Swiss watches, but I remain committed to investing in luxury goods firms. Ireland-based alcoholic beverage producer C&C Group weighed on relative performance, as shares fell this period amid consecutive quarters of weak financial results. Many of the stocks I've mentioned were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2013 to December 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio B	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period* July 1, 2013 to December 31, 2013
Initial Class	.83%
Actual		$ 1,000.00	$ 1,233.10	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Service Class	.93%
Actual		$ 1,000.00	$ 1,233.00	$ 5.23
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Service Class 2	1.08%
Actual		$ 1,000.00	$ 1,232.10	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50
Initial Class R	.83%
Actual		$ 1,000.00	$ 1,233.80	$ 4.67
HypotheticalA		$ 1,000.00	$ 1,021.02	$ 4.23
Service Class R	.93%
Actual		$ 1,000.00	$ 1,232.90	$ 5.23
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74
Service Class 2R	1.08%
Actual		$ 1,000.00	$ 1,232.10	$ 6.08
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50
Investor Class R	.91%
Actual		$ 1,000.00	$ 1,233.20	$ 5.12
HypotheticalA		$ 1,000.00	$ 1,020.62	$ 4.63

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of December 31, 2013
Japan	18.9%
United Kingdom	17.1%
United States of America*	8.0%
France	7.9%
Cayman Islands	7.9%
Switzerland	7.2%
Germany	5.5%
Sweden	3.2%
Ireland	3.1%
Other	21.2%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets.
As of June 30, 2013
Japan	20.9%
United Kingdom	20.4%
France	10.1%
Switzerland	7.8%
Germany	5.8%
United States of America*	5.7%
Cayman Islands	4.1%
Ireland	3.4%
Australia	3.2%
Other	18.6%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.
* Includes Short-Term Investments and Net Other Assets.
Asset Allocation as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.1	99.6
Short-Term Investments and Net Other Assets (Liabilities)	1.9	0.4
Top Ten Stocks as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	2.2	2.8
SoftBank Corp. (Japan, Wireless Telecommunication Services)	2.1	1.8
Sanofi SA (France, Pharmaceuticals)	2.0	2.4
Rakuten, Inc. (Japan, Internet & Catalog Retail)	1.6	1.5
Naspers Ltd. Class N (South Africa, Media)	1.6	0.3
SouFun Holdings Ltd. ADR (Cayman Islands, Internet Software & Services)	1.5	0.6
Investment AB Kinnevik (B Shares) (Sweden, Diversified Financial Services)	1.4	0.7
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.4	1.3
Toyota Motor Corp. (Japan, Automobiles)	1.4	1.7
ORIX Corp. (Japan, Diversified Financial Services)	1.3	1.3
	16.5
Market Sectors as of December 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	27.2	24.0
Financials	18.8	19.3
Information Technology	15.0	12.3
Consumer Staples	11.4	14.2
Industrials	7.3	8.3
Health Care	7.1	8.9
Materials	5.6	6.2
Energy	3.1	3.6
Telecommunication Services	2.6	2.1
Utilities	0.0	0.7

Annual Report

Investments December 31, 2013

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value
Australia - 2.4%
BHP Billiton Ltd.	318,002	$ 10,841,624
Carsales.com Ltd.	320,637	2,917,364
CSL Ltd.	169,506	10,437,228
Fortescue Metals Group Ltd.	258,379	1,342,712
G8 Education Ltd.	2,091,458	5,901,183
iSelect Ltd.	3,599,772	4,644,572
Macquarie Group Ltd.	99,742	4,895,608
Rio Tinto Ltd.	24,301	1,479,394
Sydney Airport unit	105,682	358,581
TOTAL AUSTRALIA		42,818,266
Bailiwick of Jersey - 1.6%
Experian PLC	233,300	4,303,751
Glencore Xstrata PLC	1,246,535	6,454,752
Informa PLC	813,663	7,727,254
WPP PLC	478,707	10,939,465
TOTAL BAILIWICK OF JERSEY		29,425,222
Belgium - 0.8%
Ageas	66,760	2,842,502
Anheuser-Busch InBev SA NV	33,577	3,570,453
Hamon & Compagnie International SA (a)(d)	62,254	1,291,494
KBC Groupe SA	31,157	1,768,086
UCB SA	72,400	5,392,381
TOTAL BELGIUM		14,864,916
Bermuda - 0.7%
Clear Media Ltd.	2,035,000	1,742,569
Oriental Watch Holdings Ltd.	7,028,000	1,857,988
Signet Jewelers Ltd.	111,400	8,767,180
TOTAL BERMUDA		12,367,737
Brazil - 0.7%
Anhanguera Educacional Participacoes SA	579,300	3,691,535
Cielo SA	301,440	8,463,555
TOTAL BRAZIL		12,155,090
British Virgin Islands - 0.8%
Gem Diamonds Ltd. (a)	802,019	1,929,070
Mail.Ru Group Ltd.:
GDR (e)	6,600	294,360
GDR (Reg. S)	265,500	11,841,300
TOTAL BRITISH VIRGIN ISLANDS		14,064,730
Canada - 0.3%
Bauer Performance Sports Ltd. (a)	55,161	735,826
Entertainment One Ltd. (a)	1,114,000	4,781,536
TOTAL CANADA		5,517,362
Cayman Islands - 7.9%
500 Com Ltd. sponsored ADR Class A	74,744	2,643,695
51job, Inc. sponsored ADR (a)	36,000	2,804,400

	Shares	Value
58.com, Inc. ADR	167,200	$ 6,410,448
Autohome, Inc. ADR Class A	39,900	1,459,941
Baidu.com, Inc. sponsored ADR (a)	94,500	16,809,660
Biostime International Holdings Ltd.	930,000	8,293,399
Bitauto Holdings Ltd. ADR (a)(d)	225,900	7,219,764
Cimc Enric Holdings Ltd.	2,430,000	3,917,181
Fu Shou Yuan International Group Ltd.	1,743,000	1,153,114
Greatview Aseptic Pack Co. Ltd.	4,056,000	2,395,636
Hengdeli Holdings Ltd.	33,689,800	7,950,729
Home Inns & Hotels Management, Inc. sponsored ADR (a)	41,000	1,789,240
New Oriental Education & Technology Group, Inc. sponsored ADR	137,500	4,331,250
Noah Holdings Ltd. sponsored ADR (d)	186,400	3,355,200
Qunar Cayman Islands Ltd. sponsored ADR	36,800	976,304
Shenguan Holdings Group Ltd.	2,636,000	1,176,194
SouFun Holdings Ltd. ADR	340,400	28,052,364
Springland International Holdings Ltd.	3,796,000	1,953,244
Sungy Mobile Ltd. ADR	79,400	1,622,142
Tencent Holdings Ltd.	396,900	25,315,856
Vipshop Holdings Ltd. ADR (a)	55,200	4,619,136
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	129,800	4,981,724
Youku Tudou, Inc. ADR (a)(d)	96,000	2,908,800
TOTAL CAYMAN ISLANDS		142,139,421
China - 0.2%
Travelsky Technology Ltd. (H Shares)	2,837,000	2,798,841
Denmark - 1.3%
Danske Bank A/S (a)	96,100	2,204,571
Novo Nordisk A/S:
Series B	16,125	2,956,602
Series B sponsored ADR	104,300	19,270,468
TOTAL DENMARK		24,431,641
France - 7.9%
AXA SA	95,620	2,658,513
AXA SA sponsored ADR	135,400	3,776,306
Beneteau SA (a)	196,900	3,675,778
BNP Paribas SA	137,903	10,747,250
Bollore (d)	6,408	3,761,127
Bollore (a)	34	19,551
Danone SA	174,112	12,531,994
Edenred SA	116,400	3,895,999
Gameloft Se (a)	537,900	6,060,510
Havas SA	637,700	5,249,667
Iliad SA	19,126	3,917,803
Ipsos SA	134,292	5,749,280
LVMH Moet Hennessy - Louis Vuitton SA	95,996	17,511,381
Pernod Ricard SA	80,600	9,182,090
Safran SA	110,900	7,706,065
Sanofi SA	139,290	14,875,467
Sanofi SA sponsored ADR	386,922	20,750,627
Common Stocks - continued
	Shares	Value
France - continued
Societe Generale Series A	86,251	$ 5,009,635
Total SA	87,900	5,395,255
TOTAL FRANCE		142,474,298
Germany - 4.1%
adidas AG	78,800	10,042,654
Allianz SE	74,132	13,293,535
Axel Springer Verlag AG	148,700	9,553,260
Bayer AG	118,678	16,644,900
Commerzbank AG (a)	55,520	894,397
Deutsche Bank AG	58,446	2,807,829
Linde AG	23,487	4,912,898
SAP AG	165,366	14,340,814
SAP AG sponsored ADR (d)	16,200	1,411,668
TOTAL GERMANY		73,901,955
Hong Kong - 1.3%
AIA Group Ltd.	2,299,400	11,535,104
Television Broadcasts Ltd.	1,659,300	11,095,096
TOTAL HONG KONG		22,630,200
Ireland - 3.1%
C&C Group PLC	3,275,800	19,152,702
CRH PLC	423,883	10,742,006
Glanbia PLC	451,000	6,986,162
Kingspan Group PLC (United Kingdom)	573,400	10,491,391
Paddy Power PLC (Ireland)	97,900	8,350,224
TOTAL IRELAND		55,722,485
Isle of Man - 0.3%
Playtech Ltd.	436,355	5,325,430
Israel - 0.5%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	80,100	4,378,738
SodaStream International Ltd. (a)(d)	76,800	3,812,352
TOTAL ISRAEL		8,191,090
Italy - 1.4%
Assicurazioni Generali SpA	158,500	3,728,628
Eni SpA	169,700	4,100,574
Eni SpA sponsored ADR (d)	67,900	3,292,471
Lottomatica SpA	82,800	2,524,200
Moleskine SpA (d)	1,277,502	2,811,935
Tod's SpA (d)	52,281	8,731,449
TOTAL ITALY		25,189,257
Japan - 18.9%
Cosmos Pharmaceutical Corp.	119,600	12,977,009
Daiwa Securities Group, Inc.	490,000	4,907,619
DENSO Corp.	87,400	4,617,228
Dentsu, Inc.	431,700	17,655,940
East Japan Railway Co.	43,300	3,449,183
Fuji Media Holdings, Inc.	161,900	3,315,541

	Shares	Value
Hitachi Ltd.	2,281,000	$ 17,294,888
Honda Motor Co. Ltd.	325,800	13,448,088
Japan Tobacco, Inc.	301,600	9,813,689
JTEKT Corp.	219,800	3,750,429
Kakaku.com, Inc.	439,800	7,725,710
Keyence Corp.	35,520	15,209,143
Mitsubishi Corp.	357,000	6,853,658
Mitsubishi Electric Corp.	750,000	9,430,844
Mitsubishi UFJ Financial Group, Inc.	2,528,400	16,787,050
Mitsubishi UFJ Financial Group, Inc. sponsored ADR (d)	489,200	3,267,856
MS&AD Insurance Group Holdings, Inc.	177,500	4,771,018
NEXT Co. Ltd. (d)	579,300	6,154,375
Nomura Holdings, Inc.	505,000	3,902,545
Nomura Holdings, Inc. sponsored ADR	57,600	447,552
ORIX Corp.	1,385,200	24,340,553
Pigeon Corp.	35,100	1,702,334
Rakuten, Inc.	1,957,800	29,217,095
Shinsei Bank Ltd.	679,000	1,662,127
Ship Healthcare Holdings, Inc.	97,600	3,789,925
SMC Corp.	21,000	5,300,159
SoftBank Corp.	422,300	37,057,146
Start Today Co. Ltd.	252,200	6,271,082
Sumitomo Mitsui Financial Group, Inc.	315,600	16,412,267
Suzuki Motor Corp.	128,100	3,451,864
THK Co. Ltd.	158,500	3,958,626
Tokio Marine Holdings, Inc.	136,600	4,571,959
Toshiba Corp.	672,000	2,828,995
Toyota Motor Corp.	314,000	19,146,177
Toyota Motor Corp. sponsored ADR (d)	47,500	5,791,200
Yahoo! Japan Corp.	1,840,100	10,261,136
TOTAL JAPAN		341,542,010
Korea (South) - 0.9%
Hotel Shilla Co.	105,951	6,673,839
Naver Corp.	6,120	4,197,000
Samsung Electronics Co. Ltd.	4,728	6,144,416
TOTAL KOREA (SOUTH)		17,015,255
Netherlands - 1.7%
AEGON NV	259,400	2,458,212
ASML Holding NV	34,111	3,196,201
ING Groep NV (Certificaten Van Aandelen) (a)	487,184	6,805,248
Koninklijke Philips Electronics NV	304,416	11,208,963
Yandex NV (a)	179,400	7,741,110
TOTAL NETHERLANDS		31,409,734
Nigeria - 0.2%
Guinness Nigeria PLC (a)	941,861	1,389,679
Nigerian Breweries PLC (a)	1,827,733	1,918,577
TOTAL NIGERIA		3,308,256
Norway - 1.5%
DNB ASA	447,800	8,010,535
Common Stocks - continued
	Shares	Value
Norway - continued
Schibsted ASA (B Shares)	271,000	$ 17,925,774
Statoil ASA	14,100	342,863
Statoil ASA sponsored ADR	30,700	740,791
TOTAL NORWAY		27,019,963
Philippines - 0.6%
Alliance Global Group, Inc.	9,464,300	5,499,526
Melco Crown Philippines Resort (a)	18,428,700	5,678,032
TOTAL PHILIPPINES		11,177,558
South Africa - 1.9%
Clicks Group Ltd.	680,633	4,074,065
Life Healthcare Group Holdings Ltd.	621,600	2,480,474
Naspers Ltd. Class N	271,400	28,356,255
TOTAL SOUTH AFRICA		34,910,794
Spain - 1.4%
Antena 3 de Television SA	483,400	7,993,461
Banco Bilbao Vizcaya Argentaria SA	592,060	7,324,104
Banco Santander SA (Spain)	328,166	2,951,033
Grifols SA ADR	189,000	6,826,680
TOTAL SPAIN		25,095,278
Sweden - 3.2%
Eniro AB (a)	548,800	4,231,285
Investment AB Kinnevik (B Shares)	566,000	26,215,070
Nordea Bank AB	608,800	8,201,765
Svenska Cellulosa AB (SCA) (B Shares)	518,300	15,955,503
Swedbank AB (A Shares)	102,432	2,882,560
TOTAL SWEDEN		57,486,183
Switzerland - 7.2%
Compagnie Financiere Richemont SA Series A	136,086	13,546,816
Credit Suisse Group AG	269,341	8,312,773
Credit Suisse Group AG sponsored ADR (d)	61,252	1,901,262
Julius Baer Group Ltd.	55,980	2,688,395
Nestle SA	530,327	38,867,698
Sika AG (Bearer)	2,410	8,566,908
Swatch Group AG (Bearer)	29,240	19,322,886
Swiss Re Ltd.	46,826	4,307,016
Syngenta AG (Switzerland)	38,450	15,329,905
UBS AG	591,162	11,319,188
UBS AG (NY Shares)	184,900	3,559,325
Zurich Insurance Group AG	11,638	3,372,482
TOTAL SWITZERLAND		131,094,654
Taiwan - 0.4%
MediaTek, Inc.	323,000	4,801,988
Wowprime Corp.	191,300	3,174,279
TOTAL TAIWAN		7,976,267

	Shares	Value
Thailand - 0.3%
Thai Beverage PCL	12,231,000	$ 5,233,757
United Kingdom - 17.1%
Aberdeen Asset Management PLC	840,800	6,961,614
Alabama Noor Hospitals Group PLC (a)	121,600	1,807,238
Anglo American PLC ADR	96,800	1,054,152
ASOS PLC (a)	54,700	5,547,148
Aviva PLC	329,400	2,464,391
Barclays PLC	2,571,808	11,629,414
Barclays PLC sponsored ADR	199,250	3,612,403
BG Group PLC	408,438	8,775,679
BHP Billiton PLC	357,097	11,080,692
BP PLC	464,793	3,766,736
Brammer PLC (d)	1,085,200	8,086,666
Burberry Group PLC	325,500	8,171,418
Dechra Pharmaceuticals PLC	159,300	1,853,145
Diageo PLC	524,328	17,375,485
Dunelm Group PLC	464,300	6,919,718
Foxtons Group PLC	435,300	2,396,776
GlaxoSmithKline PLC	447,200	11,948,061
Hays PLC	2,206,800	4,743,347
HSBC Holdings PLC:
(United Kingdom)	929,678	10,202,430
sponsored ADR	252,732	13,933,115
ITV PLC	2,806,800	9,016,966
Johnson Matthey PLC	154,198	8,375,289
Legal & General Group PLC	814,483	3,003,651
Lloyds Banking Group PLC (a)	11,162,744	14,647,619
Merlin Entertainments PLC (a)	111,800	661,858
Perform Group PLC (a)	726,600	2,695,198
Prudential PLC	271,361	6,063,294
Reckitt Benckiser Group PLC	111,600	8,857,657
Rightmove PLC	63,200	2,867,575
Rio Tinto PLC	142,915	8,076,079
Rio Tinto PLC sponsored ADR (d)	34,900	1,969,407
Rolls-Royce Group PLC	322,708	6,813,451
Royal Bank of Scotland Group PLC (a)	255,480	1,438,816
Royal Dutch Shell PLC:
Class A (United Kingdom)	444,744	15,938,859
Class B (United Kingdom)	380,537	14,353,927
Royal Mail PLC	117,700	1,110,960
SABMiller PLC	351,000	18,024,204
Standard Chartered PLC (United Kingdom)	263,560	5,935,614
Sthree PLC	229,400	1,372,298
Taylor Wimpey PLC	2,474,500	4,568,878
Travis Perkins PLC	469,800	14,563,511
Vodafone Group PLC	1,384,000	5,449,076
William Hill PLC	1,702,144	11,328,216
TOTAL UNITED KINGDOM		309,462,031
United States of America - 6.1%
BlackRock, Inc. Class A	14,100	4,462,227
Common Stocks - continued
	Shares	Value
United States of America - continued
Boston Beer Co., Inc. Class A (a)	8,900	$ 2,151,931
Deckers Outdoor Corp. (a)(d)	99,200	8,378,432
Dunkin' Brands Group, Inc.	136,400	6,574,480
eBay, Inc. (a)	61,200	3,359,268
GNC Holdings, Inc.	95,400	5,576,130
Google, Inc. Class A (a)	16,200	18,155,502
LinkedIn Corp. (a)	17,200	3,729,476
MercadoLibre, Inc. (d)	49,400	5,324,826
Monsanto Co.	53,603	6,247,430
Nimble Storage, Inc.	2,600	117,780
priceline.com, Inc. (a)	9,460	10,996,304
Tiffany & Co., Inc.	112,000	10,391,360
TripAdvisor, Inc. (a)	62,300	5,160,309
Visa, Inc. Class A	62,000	13,806,160
Yahoo!, Inc. (a)	149,200	6,033,648
TOTAL UNITED STATES OF AMERICA		110,465,263
TOTAL COMMON STOCKS (Cost $1,257,501,496)		1,747,214,944
Nonconvertible Preferred Stocks - 1.4%

Germany - 1.4%
Sartorius AG (non-vtg.)	39,500	4,701,510
Volkswagen AG	75,447	21,189,226
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $11,922,010)		25,890,736
Money Market Funds - 4.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	34,580,052	$ 34,580,052
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	39,914,173	39,914,173
TOTAL MONEY MARKET FUNDS (Cost $74,494,225)		74,494,225
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $1,343,917,731)		1,847,599,905
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(39,561,554)
NET ASSETS - 100%		$ 1,808,038,351
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $294,360 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 11,058
Fidelity Securities Lending Cash Central Fund	754,879
Total	$ 765,937
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of December 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 497,362,480	$ 390,393,555	$ 106,968,925	$ -
Consumer Staples	203,613,320	119,306,652	84,306,668	-
Energy	56,707,155	12,808,941	43,898,214	-
Financials	338,801,156	173,021,667	165,779,489	-
Health Care	128,716,430	95,146,375	33,570,055	-
Industrials	130,332,091	83,551,234	46,780,857	-
Information Technology	270,351,069	197,055,823	73,295,246	-
Materials	100,797,954	44,727,648	56,070,306	-
Telecommunication Services	46,424,025	3,917,803	42,506,222	-
Money Market Funds	74,494,225	74,494,225	-	-
Total Investments in Securities:	$ 1,847,599,905	$ 1,194,423,923	$ 653,175,982	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2013. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 0
Level 2 to Level 1	$ 530,708,933

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2013

Assets
Investment in securities, at value (including securities loaned of $38,862,215) - See accompanying schedule: Unaffiliated issuers (cost $1,269,423,506)	$ 1,773,105,680
Fidelity Central Funds (cost $74,494,225)	74,494,225
Total Investments (cost $1,343,917,731)		$ 1,847,599,905
Receivable for securities sold on a delayed delivery basis		45,957
Receivable for fund shares sold		2,078,849
Dividends receivable		1,985,474
Distributions receivable from Fidelity Central Funds		38,668
Prepaid expenses		3,648
Other receivables		270,054
Total assets		1,852,022,555

Liabilities
Payable for fund shares redeemed	$ 2,015,620
Accrued management fee	1,010,943
Distribution and service plan fees payable	96,432
Other affiliated payables	179,248
Other payables and accrued expenses	767,788
Collateral on securities loaned, at value	39,914,173
Total liabilities		43,984,204

Net Assets		$ 1,808,038,351
Net Assets consist of:
Paid in capital		$ 1,618,339,631
Undistributed net investment income		13,677
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(314,000,732)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		503,685,775
Net Assets		$ 1,808,038,351

Statement of Assets and Liabilities - continued

December 31, 2013

Initial Class: Net Asset Value, offering price and redemption price per share ($829,382,064 ÷ 40,174,442 shares)	$ 20.64

Service Class: Net Asset Value, offering price and redemption price per share ($118,920,402 ÷ 5,783,426 shares)	$ 20.56

Service Class 2: Net Asset Value, offering price and redemption price per share ($316,863,435 ÷ 15,479,074 shares)	$ 20.47

Initial Class R: Net Asset Value, offering price and redemption price per share ($104,015,956 ÷ 5,051,121 shares)	$ 20.59

Service Class R: Net Asset Value, offering price and redemption price per share ($54,146,183 ÷ 2,638,136 shares)	$ 20.52

Service Class 2R: Net Asset Value, offering price and redemption price per share ($90,537,215 ÷ 4,467,861 shares)	$ 20.26

Investor Class R: Net Asset Value, offering price and redemption price per share ($294,173,096 ÷ 14,292,070 shares)	$ 20.58

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2013

Investment Income
Dividends		$ 36,752,732
Interest		66
Income from Fidelity Central Funds		765,937
Income before foreign taxes withheld		37,518,735
Less foreign taxes withheld		(2,422,130)
Total income		35,096,605

Expenses
Management fee	$ 11,038,211
Transfer agent fees	1,291,075
Distribution and service plan fees	1,148,207
Accounting and security lending fees	713,026
Custodian fees and expenses	199,215
Independent trustees' compensation	8,374
Appreciation in deferred trustee compensation account	166
Audit	69,243
Legal	13,751
Interest	284
Miscellaneous	13,370
Total expenses before reductions	14,494,922
Expense reductions	(193,403)	14,301,519
Net investment income (loss)		20,795,086
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	94,303,083
Foreign currency transactions	(512,423)
Total net realized gain (loss)		93,790,660
Change in net unrealized appreciation (depreciation) on: Investment securities	309,720,761
Assets and liabilities in foreign currencies	33,566
Total change in net unrealized appreciation (depreciation)		309,754,327
Net gain (loss)		403,544,987
Net increase (decrease) in net assets resulting from operations		$ 424,340,073

Statement of Changes in Net Assets

	Year ended December 31, 2013	Year ended December 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 20,795,086	$ 26,849,201
Net realized gain (loss)	93,790,660	6,602,044
Change in net unrealized appreciation (depreciation)	309,754,327	240,168,202
Net increase (decrease) in net assets resulting from operations	424,340,073	273,619,447
Distributions to shareholders from net investment income	(20,735,911)	(26,228,448)
Distributions to shareholders from net realized gain	(6,041,894)	(5,357,064)
Total distributions	(26,777,805)	(31,585,512)
Share transactions - net increase (decrease)	(86,109,747)	(136,580,307)
Redemption fees	19,250	11,237
Total increase (decrease) in net assets	311,471,771	105,464,865

Net Assets
Beginning of period	1,496,566,580	1,391,101,715
End of period (including undistributed net investment income of $13,677 and distributions in excess of net investment income of $45,499, respectively)	$ 1,808,038,351	$ 1,496,566,580

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.09	$ 13.63	$ 16.77	$ 15.05	$ 12.17
Income from Investment Operations
Net investment income (loss) C	.25	.29	.26	.21	.28
Net realized and unrealized gain (loss)	4.63	2.53	(3.14)	1.76	2.93
Total from investment operations	4.88	2.82	(2.88)	1.97	3.21
Distributions from net investment income	(.26)	(.30) F	(.23)	(.22)	(.29)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.33)	(.36)	(.26)	(.25)	(.33)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.64	$ 16.09	$ 13.63	$ 16.77	$ 15.05
Total Return A,B	30.44%	20.74%	(17.16)%	13.11%	26.53%
Ratios to Average Net Assets D,G
Expenses before reductions	.84%	.85%	.85%	.86%	.88%
Expenses net of fee waivers, if any	.84%	.85%	.85%	.85%	.88%
Expenses net of all reductions	.83%	.83%	.83%	.83%	.84%
Net investment income (loss)	1.41%	1.94%	1.59%	1.41%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 829,382	$ 659,258	$ 598,862	$ 779,501	$ 758,018
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.02	$ 13.58	$ 16.70	$ 14.99	$ 12.12
Income from Investment Operations
Net investment income (loss) C	.24	.28	.24	.19	.26
Net realized and unrealized gain (loss)	4.61	2.50	(3.12)	1.75	2.93
Total from investment operations	4.85	2.78	(2.88)	1.94	3.19
Distributions from net investment income	(.24)	(.29) F	(.21)	(.20)	(.28)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.31)	(.34) I	(.24)	(.23)	(.32)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.56	$ 16.02	$ 13.58	$ 16.70	$ 14.99
Total Return A,B	30.38%	20.54%	(17.23)%	12.99%	26.44%
Ratios to Average Net Assets D,G
Expenses before reductions	.94%	.95%	.95%	.96%	.98%
Expenses net of fee waivers, if any	.94%	.95%	.95%	.95%	.98%
Expenses net of all reductions	.93%	.93%	.93%	.93%	.94%
Net investment income (loss)	1.31%	1.84%	1.49%	1.31%	2.07%
Supplemental Data
Net assets, end of period (000 omitted)	$ 118,920	$ 110,468	$ 108,921	$ 162,394	$ 171,252
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.34 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.059 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.95	$ 13.52	$ 16.62	$ 14.92	$ 12.07
Income from Investment Operations
Net investment income (loss) C	.21	.25	.21	.17	.24
Net realized and unrealized gain (loss)	4.59	2.50	(3.09)	1.74	2.91
Total from investment operations	4.80	2.75	(2.88)	1.91	3.15
Distributions from net investment income	(.21)	(.26) F	(.19)	(.18)	(.26)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.28)	(.32)	(.22)	(.21)	(.30)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.47	$ 15.95	$ 13.52	$ 16.62	$ 14.92
Total Return A,B	30.17%	20.38%	(17.34)%	12.83%	26.22%
Ratios to Average Net Assets D,G
Expenses before reductions	1.09%	1.10%	1.10%	1.11%	1.12%
Expenses net of fee waivers, if any	1.09%	1.10%	1.10%	1.10%	1.12%
Expenses net of all reductions	1.08%	1.08%	1.08%	1.08%	1.09%
Net investment income (loss)	1.16%	1.69%	1.34%	1.16%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 316,863	$ 349,364	$ 342,206	$ 461,033	$ 457,971
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Initial Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.05	$ 13.60	$ 16.73	$ 15.02	$ 12.14
Income from Investment Operations
Net investment income (loss) C	.25	.29	.26	.21	.28
Net realized and unrealized gain (loss)	4.62	2.52	(3.13)	1.75	2.93
Total from investment operations	4.87	2.81	(2.87)	1.96	3.21
Distributions from net investment income	(.26)	(.30) F	(.23)	(.22)	(.29)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.33)	(.36)	(.26)	(.25)	(.33)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.59	$ 16.05	$ 13.60	$ 16.73	$ 15.02
Total Return A,B	30.45%	20.71%	(17.14)%	13.07%	26.60%
Ratios to Average Net Assets D,G
Expenses before reductions	.84%	.85%	.85%	.86%	.88%
Expenses net of fee waivers, if any	.84%	.85%	.85%	.85%	.88%
Expenses net of all reductions	.83%	.83%	.83%	.83%	.84%
Net investment income (loss)	1.41%	1.94%	1.59%	1.41%	2.17%
Supplemental Data
Net assets, end of period (000 omitted)	$ 104,016	$ 88,587	$ 85,922	$ 122,655	$ 128,689
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.00	$ 13.56	$ 16.68	$ 14.97	$ 12.10
Income from Investment Operations
Net investment income (loss) C	.24	.28	.24	.19	.27
Net realized and unrealized gain (loss)	4.59	2.51	(3.12)	1.75	2.92
Total from investment operations	4.83	2.79	(2.88)	1.94	3.19
Distributions from net investment income	(.24)	(.29) F	(.21)	(.20)	(.28)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.31)	(.35)	(.24)	(.23)	(.32)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.52	$ 16.00	$ 13.56	$ 16.68	$ 14.97
Total Return A,B	30.30%	20.58%	(17.24)%	13.01%	26.49%
Ratios to Average Net Assets D,G
Expenses before reductions	.94%	.94%	.95%	.96%	.97%
Expenses net of fee waivers, if any	.93%	.94%	.94%	.95%	.97%
Expenses net of all reductions	.92%	.93%	.93%	.93%	.94%
Net investment income (loss)	1.31%	1.84%	1.49%	1.31%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,146	$ 45,774	$ 43,414	$ 60,617	$ 66,014
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 15.80	$ 13.40	$ 16.48	$ 14.80	$ 11.98
Income from Investment Operations
Net investment income (loss) C	.21	.25	.21	.17	.25
Net realized and unrealized gain (loss)	4.54	2.47	(3.07)	1.73	2.87
Total from investment operations	4.75	2.72	(2.86)	1.90	3.12
Distributions from net investment income	(.22)	(.26) F	(.19)	(.19)	(.26)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.29)	(.32)	(.22)	(.22)	(.30)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.26	$ 15.80	$ 13.40	$ 16.48	$ 14.80
Total Return A,B	30.15%	20.36%	(17.33)%	12.82%	26.20%
Ratios to Average Net Assets D,G
Expenses before reductions	1.09%	1.09%	1.10%	1.11%	1.12%
Expenses net of fee waivers, if any	1.08%	1.09%	1.09%	1.10%	1.12%
Expenses net of all reductions	1.07%	1.08%	1.08%	1.08%	1.09%
Net investment income (loss)	1.16%	1.69%	1.34%	1.16%	1.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 90,537	$ 67,674	$ 58,968	$ 69,393	$ 64,200
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class R

Years ended December 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 16.04	$ 13.60	$ 16.73	$ 15.01	$ 12.14
Income from Investment Operations
Net investment income (loss) C	.24	.28	.24	.20	.27
Net realized and unrealized gain (loss)	4.62	2.51	(3.12)	1.76	2.92
Total from investment operations	4.86	2.79	(2.88)	1.96	3.19
Distributions from net investment income	(.25)	(.29) F	(.22)	(.21)	(.28)
Distributions from net realized gain	(.07)	(.06) F	(.03)	(.03)	(.04)
Total distributions	(.32)	(.35)	(.25)	(.24)	(.32)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 20.58	$ 16.04	$ 13.60	$ 16.73	$ 15.01
Total Return A,B	30.40%	20.54%	(17.22)%	13.07%	26.42%
Ratios to Average Net Assets D,G
Expenses before reductions	.92%	.93%	.93%	.95%	.97%
Expenses net of fee waivers, if any	.92%	.93%	.93%	.94%	.97%
Expenses net of all reductions	.91%	.92%	.91%	.92%	.94%
Net investment income (loss)	1.33%	1.85%	1.51%	1.32%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$ 294,173	$ 175,442	$ 152,810	$ 177,984	$ 148,806
Portfolio turnover rate E	34%	41%	45%	50%	78%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2013

1. Organization.

VIP Overseas Portfolio (the Fund) is a fund of Variable Insurance Products Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2013, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications for the period ended December 31, 2012.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 556,965,468
Gross unrealized depreciation	(74,556,149)
Net unrealized appreciation (depreciation) on securities and other investments	$ 482,409,319

Tax Cost	$ 1,365,190,586

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 290,529
Capital loss carryforward	$ (292,951,303)
Net unrealized appreciation (depreciation)	$ 482,412,920

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (12,503,833)
2017	(280,447,470)
Total capital loss carryforward	$ (292,951,303)

The tax character of distributions paid was as follows:

	December 31, 2013	December 31, 2012
Ordinary Income	$ 26,777,805	$ 31,585,512

Trading (Redemption) Fees. Initial Class R shares, Service Class R shares, Service Class 2R shares and Investor Class R shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $532,962,696 and $646,936,207, respectively.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' and Service Class R's average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 110,707
Service Class 2	799,337
Service Class R	48,831
Service Class 2R	189,332
$ 1,148,207

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class R) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class R pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of ..0035% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to reimburse or waive this fee for the period January 1, 2013 through December 31, 2013 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 505,999
Service Class	79,026
Service Class 2	226,507
Initial Class R	66,258
Service Class R	33,501
Service Class 2R	51,945
Investor Class R	327,839
$ 1,291,075

Effective February 1, 2014, the Board of Trustees approved an amendment to the transfer agent fee agreement whereby each class (with the exception of Investor Class R) pays a single fee of .07% of average net assets for transfer agent services, typesetting, printing and mailing of shareholder reports, excluding mailing of proxy statements and out of pocket expenses. Investor Class R pays a single fee of .15% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,030 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 4,028,429.36%		$ 284

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,292 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $754,879, including $20 from securities loaned to FCM.

8. Expense Reductions.

The investment adviser or its affiliates agreed to reimburse or waive certain fees during the period as noted in the table below.

Initial Class	$ 27,712
Service Class	4,338
Service Class 2	12,514
Initial Class R	3,653
Service Class R	1,914
Service Class 2R	2,969
Investor Class R	8,402
$ 61,502

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $131,901 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2013	2012
From net investment income
Initial Class	$ 9,994,667	$ 12,006,007
Service Class	1,357,229	1,929,055
Service Class 2	3,168,706	5,676,951
Initial Class R	1,290,936	1,647,375
Service Class R	628,888	804,767
Service Class 2R	959,606	1,102,032
Investor Class R	3,335,879	3,062,261
Total	$ 20,735,911	$ 26,228,448
From net realized gain
Initial Class	$ 2,739,851	$ 2,332,435
Service Class	403,194	397,090
Service Class 2	1,092,127	1,276,004
Initial Class R	353,886	320,038
Service Class R	185,274	165,080
Service Class 2R	312,532	244,876
Investor Class R	955,030	621,541
Total	$ 6,041,894	$ 5,357,064

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2013	2012	2013	2012
Initial Class
Shares sold	5,801,817	5,444,050	$ 107,662,358	$ 81,965,581
Reinvestment of distributions	649,058	905,776	12,734,518	14,338,442
Shares redeemed	(7,255,257)	(9,304,668)	(129,071,396)	(141,203,928)
Net increase (decrease)	(804,382)	(2,954,842)	$ (8,674,520)	$ (44,899,905)
Service Class
Shares sold	428,272	308,352	$ 7,746,361	$ 4,623,052
Reinvestment of distributions	90,093	147,504	1,760,423	2,326,145
Shares redeemed	(1,628,602)	(1,584,094)	(28,843,970)	(23,791,164)
Net increase (decrease)	(1,110,237)	(1,128,238)	$ (19,337,186)	$ (16,841,967)
Service Class 2
Shares sold	1,340,055	1,454,591	$ 23,878,028	$ 21,413,096
Reinvestment of distributions	218,953	442,863	4,260,833	6,952,955
Shares redeemed	(7,981,874)	(5,312,307)	(142,365,692)	(79,852,380)
Net increase (decrease)	(6,422,866)	(3,414,853)	$ (114,226,831)	$ (51,486,329)
Initial Class R
Shares sold	435,761	225,830	$ 8,137,230	$ 3,396,796
Reinvestment of distributions	84,048	124,599	1,644,822	1,967,413
Shares redeemed	(988,816)	(1,149,012)	(17,709,460)	(17,268,375)
Net increase (decrease)	(469,007)	(798,583)	$ (7,927,408)	$ (11,904,166)
Service Class R
Shares sold	215,668	244,158	$ 3,976,622	$ 3,670,758
Reinvestment of distributions	41,731	61,617	814,162	969,847
Shares redeemed	(480,725)	(647,072)	(8,684,273)	(9,806,526)
Net increase (decrease)	(223,326)	(341,297)	$ (3,893,489)	$ (5,165,921)
Service Class 2R
Shares sold	635,014	531,202	$ 11,565,664	$ 7,828,308
Reinvestment of distributions	66,051	86,618	1,272,138	1,346,907
Shares redeemed	(515,803)	(737,328)	(9,082,206)	(10,984,899)
Net increase (decrease)	185,262	(119,508)	$ 3,755,596	$ (1,809,684)
Investor Class R
Shares sold	4,240,579	1,329,601	$ 79,414,168	$ 19,962,890
Reinvestment of distributions	219,372	233,300	4,290,909	3,683,801
Shares redeemed	(1,102,402)	(1,867,920)	(19,510,986)	(28,119,026)
Net increase (decrease)	3,357,549	(305,019)	$ 64,194,091	$ (4,472,335)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 18% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund and the Shareholders of VIP Overseas Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Overseas Portfolio (a fund of Variable Insurance Products Fund) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the VIP Overseas Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Overseas Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class R	02/14/14	02/14/14	$0.005
Service Class R	02/14/14	02/14/14	$0.005
Service Class 2R	02/14/14	02/14/14	$0.005
Investor Class R	02/14/14	02/14/14	$0.005

Initial Class R, Service Class R, Service Class 2R and Investor Class R designates 2% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Initial Class R	12/13/13	$0.346	$0.0163
Service Class R	12/13/13	$0.328	$0.0163
Service Class 2R	12/13/13	$0.305	$0.0163
Investor Class R	12/13/13	$0.335	$0.0163

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Overseas Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

VIP Overseas Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

VIP Overseas Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Initial Class R, Investor Class R, Service Class and Service Class R ranked below its competitive median for 2012 and the total expense ratio of each of Service Class 2 and Service Class 2 R ranked above its competitive median for 2012. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Japan) Inc.

Fidelity Management & Research (Hong Kong) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

VIPOVRSR-ANN-0214
1.781996.111

Item 2. Code of Ethics

As of the end of the period, December 31, 2013, Variable Insurance Products Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Value Portfolio (the "Fund"):

Services Billed by Deloitte Entities

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$44,000	$-	$7,500	$600

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Value Portfolio	$42,000	$-	$7,000	$400

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Equity-Income Portfolio, Growth Portfolio, High Income Portfolio and Overseas Portfolio (the "Funds"):

Services Billed by PwC

December 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$69,000	$-	$3,500	$3,700
Growth Portfolio	$63,000	$-	$3,100	$3,000
High Income Portfolio	$81,000	$-	$3,300	$2,000
Overseas Portfolio	$64,000	$-	$5,400	$2,000

December 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Equity-Income Portfolio	$68,000	$-	$5,100	$3,800
Growth Portfolio	$62,000	$-	$3,300	$3,100
High Income Portfolio	$77,000	$-	$3,300	$2,100
Overseas Portfolio	$63,000	$-	$5,300	$2,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2013A	December 31, 2012A
Audit-Related Fees	$765,000	$910,000
Tax Fees	$-	$-
All Other Fees	$795,000	$955,000

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2013A	December 31, 2012A
Audit-Related Fees	$4,920,000	$4,805,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2013 A	December 31, 2012 A
PwC	$5,545,000	$5,640,000
Deloitte Entities	$1,690,000	$1,900,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 21, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 21, 2014